                                                                    Exhibit 10.6




PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                                          JPMorgan Chase Agreement No. _________

                        MASTER SERVICE PROVIDER AGREEMENT

                                     BETWEEN

                               VIRTUSA CORPORATION

                                       AND

                               JPMORGAN CHASE BANK

                          DATED AS OF DECEMBER 6, 2004

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1. DEFINITIONS AND CONSTRUCTION..........................................     1
   1.1   Definitions.....................................................     1
   1.2   References......................................................     9
   1.3   Headings........................................................     9
   1.4   Additional Definitions..........................................     9

2. SERVICES..............................................................    10
   2.1   Scope of the Services Generally.................................    10
   2.2   Performance of Services.........................................    11
   2.3   Increases and Decreases in Services.............................    11
   2.4   Applicable Laws; Country-Specific Legal and Regulatory
            Requirements.................................................    11
   2.5   Third Party Services............................................    12
   2.6   Change Orders...................................................    12

3. SERVICE LEVELS........................................................    13
   3.1   Service Levels..................................................    13
   3.2   Adjustment of Service Levels....................................    13
   3.3   Root-Cause Analysis.............................................    13
   3.4   Measurement and Monitoring......................................    14
   3.5   Continuous Improvement..........................................    14
   3.6   Supplier Service Locations......................................    14

4. COVENANTS AND OBLIGATIONS OF THE PARTIES..............................    15
   4.1   Covenants and Obligations of Supplier...........................    15
   4.2   Covenants and Obligations of JPMC...............................    15

5. PROJECT TEAM..........................................................    16
   5.1   Supplier Personnel..............................................    16
   5.2   Key Personnel...................................................    17
   5.3   Subcontractors..................................................    18
   5.4   Access to Supplier Personnel and Resources......................    19
   5.5   Compliance with JPMC Requirements...............................    19

6. MANAGEMENT AND CONTROL; REPORTING.....................................    21
   6.1   Periodic Meetings...............................................    21
   6.2   Procedures Manual...............................................    21
   6.3   Reports.........................................................    21

7. INTELLECTUAL PROPERTY RIGHTS; WORK PRODUCT; ACCEPTANCE PROCEDURES.....    21
   7.1   Work Product....................................................    21

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

   7.2   Supplier Tools, Supplier Software and Supplier Machines.........    23
   7.3   Consents........................................................    24
   7.4   JPMC License of Intellectual Property to Perform Services.......    25
   7.5   Limitations.....................................................    25

8. PAYMENTS TO SUPPLIER..................................................    25
   8.1   Fees............................................................    25
   8.2   Payment Schedule and Invoices...................................    26
   8.3   Recurring Costs.................................................    27
   8.4   [************]..................................................    27
   8.5   Increase in Fees................................................    27
   8.6   Audit of Fees...................................................    27

9. TAXES.................................................................    28
   9.1   Responsibility for Paying Taxes, Generally......................    28
   9.2   Segregation of Fees.............................................    29
   9.3   Cooperation.....................................................    29
   9.4   Assessment for Tax Deficiency...................................    29
   9.5   Required Disclosure.............................................    30

10. AUDITS...............................................................    30
   10.1  Audit Processing................................................    30
   10.2  Record Retention................................................    31
   10.3  Facilities......................................................    31

11. CONFIDENTIALITY; COMPLIANCE WITH PRIVACY POLICIES....................    31
   11.1  General Confidentiality Obligations.............................    31
   11.2  JPMC Confidential Information Specifically......................    34
   11.3  Unauthorized Acts...............................................    34
   11.4  Personal Information............................................    35

12. REPRESENTATIONS AND WARRANTIES.......................................    38
   12.1  Representations and Warranties..................................    38
   12.2  Disclaimer......................................................    40

13. INDEMNITIES..........................................................    41
   13.1  Indemnity by JPMC...............................................    41
   13.2  Indemnity by Supplier...........................................    41
   13.3  Indemnification Procedures......................................    42

14. DAMAGES..............................................................    44
   14.1  Direct Damages..................................................    44
   14.2  Limitations on Liability........................................    45

15. INSURANCE AND RISK OF LOSS...........................................    46
   15.1  Insurance.......................................................    46

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

   15.2  Certificates....................................................    47
   15.3  Policies........................................................    47
   15.4  Risk of Loss....................................................    47

16. TERM; TERMINATION....................................................    47
   16.1  Term............................................................    47
   16.2  Termination for Convenience.....................................    48
   16.3  Termination for Cause...........................................    48
   16.4  Termination for Insolvency; Change of Control...................    48
   16.5  Discontinuance of Services......................................    49
   16.6  Other Terminations..............................................    49

17. END OF TERM ASSISTANCE...............................................    49
   17.1  End of Term Assistance Services.................................    49
   17.2  JPMC'S Third Party Designees....................................    49
   17.3  End of Term Assistance Services Fees............................    49

18. SECURITY; INFORMATION TECHNOLOGY CONTROL POLICIES....................    50
   18.1  Safety and Security Procedures..................................    50
   18.2  Compliance with Security Regulations............................    50
   18.3  Compliance with JPMC Information/Technology Control Policies....    50
   18.4  Access by Regulatory Authorities................................    51
   18.5  Reports & On-Site Review........................................    51
   18.6  Changes that May Affect Services................................    52
   18.7  Ethical Hack....................................................    52
   18.8  Backup Disks....................................................    52
   18.9  Disaster Recovery Plan..........................................    52

19. MISCELLANEOUS PROVISIONS.............................................    53
   19.1  Survival........................................................    53
   19.2  Notices.........................................................    53
   19.3  Assignment, Binding Effect......................................    54
   19.4  Waiver..........................................................    55
   19.5  Entire Agreement; Amendments....................................    55
   19.6  EEOC............................................................    55
   19.7  Publicity.......................................................    55
   19.8  Headings........................................................    55
   19.9  Severability....................................................    56
   19.10 Nondisclosure of Terms..........................................    56
   19.11 Counterparts....................................................    56
   19.12 Regulatory Matters..............................................    56
   19.13 Force Majeure...................................................    56
   19.14 Dispute Resolution..............................................    57
   19.15 Governing Law; Venue............................................    58
   19.16 Relationship of Parties.........................................    58

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

   19.17 Third Party Beneficiaries.......................................    59
   19.18 Interpretation of Documents.....................................    59
   19.19 No Interference.................................................    59
   19.20 Covenant of Further Assurances..................................    59
   19.21 Negotiated Terms................................................    59
   19.22 Supplier Diversity..............................................    59
         MASTER AGREEMENT EXHIBIT A Task Order Template..................    61
         MASTER AGREEMENT EXHIBIT B Professional Unit....................    73
         MASTER AGREEMENT EXHIBIT C Pre-JPMC Assignment Statement........    74
         MASTER AGREEMENT EXHIBIT D Confidentiality and Non-Disclosure
            Agreement....................................................    77
         MASTER AGREEMENT EXHIBIT E Statement of JPMC Domestic
            Fingerprinting Policy for Contingent Worker Providers/
            Servicing Agencies...........................................    80
         MASTER AGREEMENT EXHIBIT F Statement of JPMC Domestic Drug
            Testing Policy for Contingent Worker Providers/Servicing
            Agencies.....................................................    81
         MASTER AGREEMENT EXHIBIT G Fees.................................    83
         MASTER AGREEMENT EXHIBIT H European Union Privacy Addendum......    84

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                                                      JPMC Agreement No. _______

                        MASTER SERVICE PROVIDER AGREEMENT

     THIS MASTER SERVICE PROVIDER AGREEMENT ("Master Agreement"), dated as of December 6, 2004, is entered into among JPMorgan Chase Bank, with offices located at 270 Park Avenue, New York, NY 10017, and Virtusa Corporation ("Supplier"), with offices located at 2000 West Park Drive, Westborough, MA 01581.

                                   BACKGROUND

     From time to time, JPMorgan Chase Bank and/or one its Affiliates (severally and collectively, "JPMC") may request that Supplier perform services including software development, programming, implementation, maintenance, consulting and other services all as detailed in Task Orders (as hereinafter defined). Supplier shall perform such Services in accordance with the Service Levels set forth in each applicable Task Order and develop and deliver Work Product in connection therewith in accordance with the Timetable (as hereinafter defined) and the Specifications (as hereinafter defined), if any, set forth in each applicable Task Order. Supplier desires to provide to JPMC, and JPMC desires to obtain from Supplier the Services and the Work Product described in each Task Order attached hereto and on the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the agreements set forth below, JPMorgan Chase Bank and Supplier agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

     1.1 DEFINITIONS. The following defined terms as used in this Agreement shall have the meanings specified below:

          (a) "Affiliate" of a Party shall mean any entity which Controls, is Controlled by, or is under common Control with the Party specified. The foregoing definition includes any entity that conforms to the definition as of the Agreement Effective Date, as well as any entity that conforms to the definition anytime thereafter.

          (b) "Agreement" shall mean, collectively, the: (i) Master Agreement,
(ii) applicable Task Order, and (iii) Agreement Collateral Documents.

          (c) "Agreement Collateral Documents" shall mean any and all exhibits, schedules, appendices and other documents attached hereto, other than Task Orders.

          (d) "Agreement Effective Date" shall mean the date first set forth in the preamble paragraph above upon which this Agreement becomes binding and enforceable.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (e) "Agreement Year" shall mean each twelve (12) month period during the Agreement Term, commencing on the Agreement Effective Date and on each anniversary of the Agreement Effective Date occurring thereafter.

          (f) "Applicable Countries" shall mean all countries where Personal Information is gathered, stored or processed.

          (g) "Applicable Laws" shall mean collectively all applicable laws, rules, agency actions, and regulations, including the Regulatory Requirements and any changes, supplements, or replacements to, or for, and interpretations thereof that may relate to the provision of the Services and/or the creation of the Work Product, as such "Applicable Laws" relate to a Party's designated responsibilities under each Task Order.

          (h) "Application" shall mean all the elements required for the operation of an application described in a Task Order including: (i) proprietary or other software owned, licensed or developed for JPMC and (ii) Documentation in connection therewith.

          (i) "Change in Control" shall mean: (i) a consolidation or merger of an entity, or its parent corporation, into or with any other entity where the original entity, or its parent corporation, is not the surviving entity (but excluding any such merger or consolidation of any entity as to which at least fifty percent (50%) of the outstanding voting securities of the surviving entity are owned by the owners of the original entity, or its parent corporation, immediately prior to the merger or consolidation), (ii) a sale, transfer or other disposition of all, or substantially all, of the assets of an entity, or its parent corporation, in a single transaction or series of related transactions, to any person or entity, or group of related persons or entities, not controlled by the transferring entity or its parent corporation or (iii) the acquisition by any person or entities of beneficial ownership of at least fifty percent (50%) of the outstanding shares of stock of an entity or its parent corporation.

          (j) "Claim" shall mean any civil, criminal, administrative or investigative action or proceeding then pending or threatened against either Party.

          (k) "Confidential Information" shall mean with respect to:

               (i) JPMC, collectively, all data and information disclosed to Supplier, Supplier Personnel, or any Subcontractor in connection with the Services or any request for proposal and related bidding process including Personal Information and non-public information which is learned by Supplier without JPMC's intentional disclosure to it. Such information includes all JPMC Software (regardless of its state of completion or form of recordation), Specifications, Documentation, Work Product, product proposals, financial information, data, source or object code, documentation, manuals, studies, internally devised technology, system or network architecture or topology, security mechanisms, product or processing capacities, revenues, information relating to the business of JPMC (including internal procedures and policies, businesses plans, and products of JPMC), and all other trade secret, confidential or proprietary information and documentation of JPMC or its customers, prospective customers, employees, directors,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

     outside directors, retirees, and their respective spouses and families (whether or not it is designated as such), including information which is not permitted to be disclosed to third parties under Applicable Laws;

               (ii) Supplier, collectively, all non-public information which (A) Supplier (1) marks as trade secret or confidential information, or (2) claims to JPMC to be trade secret or confidential information, or (3) is recognizable by its nature to be a trade secret or confidential, or (4) is learned by JPMC without Supplier's intentional disclosure to it, or (5) JPMC knows is deemed by Supplier to be its trade secret or confidential information. Such information includes all Supplier Software (regardless of its state of completion or form of recordation), Supplier Tools, product proposals, financial information, data, source or object code, documentation, manuals, studies, and any other materials or information based thereon, and Supplier's businesses plans, policies, procedures, and products, and all confidential or proprietary information and documentation of Supplier (whether or not it is designated as such); provided, however, Work Product shall not be Supplier Confidential Information; and

               (iii) each Party, the terms of this Agreement.

          (l) "Control" of an entity shall mean that the specified party, directly or indirectly, has the power to direct or cause the direction of the management and policies of that entity through the ownership of voting securities, by contract or otherwise.

          (m) "Deliverables" shall mean deliverables, services, materials or other work product (including both object and fully commented source code) deliverable in accordance with a Timetable on, or otherwise pursuant to, a Task Order. Each Deliverable that includes software shall include fully commented source code together with all necessary Documentation unless otherwise set forth in a relevant Task Order.

          (n) "Destructive Elements" shall mean, collectively, any computer code: (a) intentionally designed to disrupt, disable, alter, damage, interfere, harm, or otherwise impede in any manner, including aesthetical disruptions or distortions, (i) JPMC Confidential Information, (ii) the Work Product, (iii) JPMC Software, (iv) Operating Environment, (v) Supplier Software, (vi) Supplier Machines or (vii) the operation of the Services including other software or systems used to provide the Services, or any other associated software, firmware, hardware, computer system or network (sometimes referred to as "viruses" or "worms"), (b) that would disable (i) the Services, (ii) Work Product, (iii) JPMC Software or (iv) Supplier Software or impair in any way the operation of any of the foregoing based on the elapsing of a period of time, exceeding an authorized number of copies, advancement to a particular date or other numeral (sometimes referred to as "timebombs", "time locks", or "drop dead" devices), (c) that would permit Supplier or any Subcontractor to cause disablement or impairment of the Work Product (sometimes referred to as "traps", "access codes" or "trap door" devices) or (d) which contains any other similar harmful, malicious or hidden procedures, routines or mechanisms which would cause such programs to cease functioning or to damage or corrupt data, storage media, programs, equipment or communications, or otherwise interfere with operations.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (o) "Design Documents" shall mean collectively any design and development plan and design specifications approved by JPMC.

          (p) "Disclosed Subject" shall mean each invention, discovery or improvement, whether patentable or not, constituting the Work Product or any part thereof.

          (q) "Documentation" shall mean, collectively, all operator and user manuals, training materials, guides, listings, Specifications and any revisions or additions to such documents relating to any Application for which Services are performed or Work Product delivered pursuant to a Task Order.

          (r) "End of Term Assistance Period" shall mean a period of time reasonably designated by JPMC, not to exceed twelve (12) months from the expiration or earlier termination of an applicable Task Order Term, during which period of time Supplier shall provide End of Term Assistance Services in accordance with Article 17 (End of Term Assistance) hereof.

          (s) "End of Term Assistance Services" shall mean, collectively: (i) the Services which were provided by Supplier immediately prior to the expiration or termination of an applicable Task Order Term to the extent JPMC requests that such Services be provided from such expiration or termination, (ii) any New Services requested by JPMC in order to facilitate the transfer of the Services to JPMC or another service provider designated by JPMC, and (iii) Supplier (A) assisting JPMC in the development of a transition plan in connection therewith,
(B) making available necessary project personnel and resources to facilitate the transition, (C) providing such interim Services as are necessary to successfully complete such transition, (D) providing training, documentation and other materials necessary to enable JPMC, or its designee, to assume responsibility for the Services, (E) delivering to each of JPMC and its designees, the most current copies of all Work Product, and (F) making available to JPMC and its designees, pursuant to reasonable terms and conditions, any third party services and systems then being utilized by Supplier in the performance of the Services, subject to the terms and conditions of any applicable third party agreements.

          (t) "Enhancements" shall mean all extensions, additions or further developments of an existing feature or capability of an Application or new capability or feature of an Application or any component thereof, including new releases, versions, modifications, improvements, upgrades, enhancements, alterations, changes and conversions of an Application.

          (u) "Error" shall mean any error, defect or malfunction in an Application that: (i) causes the integrity of an Application's data to be compromised or corrupted; (ii) causes an unexpected error message or fatal error to occur while using an Application; (iii) causes an Application to fail to conform to any of the warranties contained in Section 12.1(Representations and Warranties) or (iv) causes an Application to fail to conform to the Documentation.

          (v) "Error Correction" shall mean a modification or other appropriate fix to an Application that remedies an Error.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (w) "Ethical Hack" shall mean the efforts of a third party computer security testing firm on the systems used in the operation of the Services to identify any security faults.

          (x) "Fees" shall mean, collectively, those fees to be paid by JPMC to Supplier in consideration of Supplier providing the Services and delivering the Work Products, including any fees paid in the form of consideration other than cash including coupons for products and services or any discounts for volume purchasing.

          (y) "Force Majeure Event" shall mean fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts or labor difficulties or any other cause beyond the reasonable control or anticipation of a Party, except for Subcontractor defaults which do not result from such events.

          (z) "Functional and Technical Specifications" shall mean detailed written functional and technical specifications including requirements, operations and procedures for an Application, to be approved by JPMC.

          (aa) "Intellectual Property" shall mean any and all intellectual property or proprietary rights, including copyright rights (including rights in audiovisual works), moral rights, trademark rights (including logos, slogans, domain names, trade names, and service marks), patent rights (including patent applications and disclosures), know-how, inventions, proprietary computer programs and software, rights of priority and trade secret rights, recognized in any country or jurisdiction in the world.

          (bb) "JPMC Consents" shall mean any and all consents or approvals necessary to allow Supplier, and any Subcontractor, to use any of the following to provide the Services and Work Product: (i) JPMC Intellectual Property, (ii) JPMC Software, (iii) Operating Environment, (iv) services and products provided for the benefit of JPMC under JPMC's service contracts, (v) JPMC Confidential Information and (vi) JPMC Content.

          (cc) "JPMC Content" shall mean any and all data and content, including multimedia or images (including graphics, audio and video), HTML templates, text, data images, design structure, graphic images, audio, video and audiovisual material, and other materials and the like provided by JPMC, Supplier and/or third parties, and that are used in connection with the Services.

          (dd) "JPMC Intellectual Property" shall mean, collectively, the: (i) Intellectual Property that was, is, or will be, developed by or for JPMC including the Work Product, and (ii) JPMC Content. The term JPMC Intellectual Property shall not include Operating Environment or JPMC Software.

          (ee) "JPMC Location" shall mean any location worldwide owned, leased by or operated on behalf of JPMC.

          (ff) "JPMC Software" shall mean any and all JPMC and JPMC's licensors' proprietary computer programs and software, including all services, processes, data, information

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

and tables created by or for JPMC, and all improvements, updates, fixes, releases and updates related thereto, that are used in connection with the Services, including the applications and modules detailed in any requests for proposals.

          (gg) "New Services" shall mean, with respect to any Task Order, any service that (i) is outside the scope of such Task Order, (ii) requires resources other than those required for performance of the Services set forth in such Task Order, or (iii) requires additional startup material expenses not otherwise required for performance of the Services set forth in such Task Order.

          (hh) "Parties" shall mean, collectively, JPMC and Supplier.

          (ii) "Party" shall mean each of JPMC and Supplier, individually.

          (jj) "Pass-Through Expense" shall mean expenses paid directly by JPMC to a third party vendor, or expenses incurred by Supplier on behalf of JPMC and reimbursed by JPMC to Supplier at actual cost. Supplier shall promptly provide JPMC with the original third party invoice, if a separate invoice for JPMC is received by Supplier, for such expenses together with a statement that Supplier has reviewed the invoiced charges and made a determination of which charges are proper and valid and should be paid by JPMC.

          (kk) "Personal Information" shall mean, collectively, all information, in any form, provided to Supplier, by or on behalf of JPMC, that alone, or in combination with other information: (i) uniquely identifies a current, former or prospective director, outside director, employee, retiree or customer of JPMC, or their respective spouses or families (e.g., names, addresses, telephone numbers, proprietary information concerning accounts, financial standing, investment holdings and other financial data compiled by JPMC and/or provided by such parties, specific financial needs and requirements with respect to investment, financial position and standing, leads, referrals and references to such parties, holding book or customer book pages, assets and obligations carried in accounts of customers, etc.), or (B) is considered "sensitive personal data", such as political opinions, religious beliefs or information related to the physical or mental health of a current, former or prospective director, outside director, employee, retiree or customer of JPMC, or their respective spouses or families; or as otherwise defined under the laws of an Applicable Country.

          (ll) "Procedures Manual" shall mean each written document jointly developed by the Parties pursuant to a Task Order describing how JPMC and Supplier will perform certain operational functions necessary to perform the Services and meet the requirements of JPMC contemplated by such Task Order.

          (mm) "Operating Environment" shall mean the hardware platform and any other equipment, configurations, machines, equipment, and associated attachments, features, accessories, peripheral devices, operating systems, control programs and other elements of the operating environment (including an Internet or Internet oriented operating environment) on or in which JPMC uses a software application.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (nn) "Regulatory Requirements" shall mean any laws, rules, regulations legislative enactments, agency actions, or policies on an international, Federal, state and local level to which JPMC is required to submit or voluntarily submits.

          (oo) "Reports" shall mean, collectively: (i) those performance reports measuring Supplier's or a Subcontractor's performance against the applicable Service Levels and (ii) such other reports as are reasonably requested by JPMC from time to time.

          (pp) "Services" shall mean, collectively: (i) all services set forth in the Task Orders, (ii) all End of Term Assistance Services, (iii) all other services set forth in this Agreement, including the development and delivery of all Work Product specified therein, and (iv) any New Services requested by JPMC pursuant to Section 2.6 (Change Orders) hereof

          (qq) "Service Levels" shall mean the performance standards which Supplier will meet, and cause each Subcontractor to meet, in connection with the provision of the Services, consisting of: (i) those set forth in an applicable Task Order and/or Procedures Manual and (ii) any other performance standards mutually agreed upon in a writing by JPMC and Supplier in connection with the Services that references this Master Agreement and/or an applicable Task Order.

          (rr) "Specifications" shall mean, collectively, the Design Documents, the Functional and Technical Specifications and other mutually agreed written specifications and any written revisions or additions to the foregoing.

          (ss) "Subcontractor" shall mean any independent contractor, other than a natural person, engaged by Supplier to perform the Services or any part thereof

          (tt) "Task Order" shall mean, collectively, an agreement signed by JPMC, and Supplier from time to time, respecting the performance of Services, which agreement, by its terms, expressly provides that such Task Order shall be part of and governed by the terms and conditions contained in this Master Agreement together with the Agreement Collateral Documents and shall be substantially in the form of the Task Order template attached hereto as Master Agreement Exhibit A (Task Order Template). It is intended that each Task Order be consecutively numbered and attached to this Master Agreement; however, failure to consecutively number and/or attach any Task Order to this Master Agreement shall not affect the validity of any such Task Order.

          (uu) "Task Order Effective Date" shall mean, with respect to any Task Order, the date identified as such in such Task Order.

          (vv) "Task Order Term" shall mean, with respect to any Task Order, the period of time identified as such in such Task Order.

          (ww) "Task Order Year" shall mean, with respect to any Task Order, the period of time identified as such in such Task Order.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (xx) "Third Party Intellectual Property Rights" shall mean the rights in or to the Intellectual Property of any third party.

          (yy) "Third Party Services" shall mean those services that JPMC contracts with a third party to perform, including any New Services.

          (zz) "Timetable" shall mean, for each Task Order, the performance schedule or timetable for Deliverables set forth in such Task Order.

          (aaa) "UCITA" shall mean, collectively, and singularly: (i) any version of the Uniform Computer Information Transactions Act and (ii) any substantially similar law.

          (bbb) "Supplier Consents" shall mean, collectively, all consents, licenses, permits, authorizations or approvals of Supplier necessary to: (i) allow JPMC to use throughout an applicable Task Order Term any (A) Supplier Tools, (B) Supplier Machines, (C) third party services retained by Supplier, or any Subcontractor, in order to provide the Services and/or create the Work Product and (D) third party Intellectual Property or software necessary to provide the Services and/or create the Work Product (excluding any third party Intellectual Property or software provided by JPMC to Supplier in connection with the Services), (ii) assign to JPMC the Work Product as provided herein or
(iii) required by legislative enactments and regulations applicable to Supplier that are legally required to be obtained in connection with the performance of the Services and the creation of the Work Product.

          (ccc) "Supplier Machines" shall mean any and all machines, equipment, and associated attachments, features, accessories, and peripheral devices leased or owned by Supplier, or any Subcontractor, and used by Supplier, or any Subcontractor which do not constitute Work Product.

          (ddd) "Supplier Personnel" shall mean, collectively, and singularly, each employee or independent contractor of Supplier involved in the Services and each employee or independent contractor of any Subcontractor involved in the Services. The term Supplier Personnel shall not include Subcontractors.

          (eee) "Supplier Service Location" shall mean each location at which Supplier provides any Services.

          (fff) "Supplier Software" shall mean any and all Supplier proprietary computer programs and software, including all services, processes, data, information and tables created by Supplier, and all improvements, updates, fixes, releases and updates related thereto, and related documentation, owned, acquired or developed by Supplier, or any Subcontractor, or provided to Supplier, or any Subcontractor, by any third party other than JPMC, which do not constitute Work Product. The term Supplier Software shall not include Supplier Tools.

          (ggg) "Supplier Task Order Manager" shall mean the primary Supplier representative appointed by Supplier under each applicable Task Order pursuant to Section 5.2(f) (Key Personnel) hereof

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (hhh) "Supplier Tools" shall mean, collectively, certain knowledge, techniques, procedures, routines and methods used in the creation of software and certain functionality thereof which have been developed by Supplier, or a Subcontractor in its regular course of business and which does not constitute Work Product. The term Supplier Tools shall not include Supplier Machines or Supplier Software. Supplier Tools shall include any new or improved methodologies or tools developed by Supplier during the Agreement Term that are created by Supplier independently of and without reference to or use of any Confidential Information of JPMC and by personnel in the research and development unit of Supplier that is separate from the unit providing the Services. Each Task Order shall set forth Supplier Tools used in connection with the Services and Deliverables applicable to such Task Order. Supplier Tools are deemed Supplier trade secrets for all purposes under this Agreement.

          (iii) "Work Product" shall mean all Deliverables, services, materials or other work product created or developed under this Agreement by or for Supplier or for which Supplier is otherwise responsible hereunder (tangible, recorded or otherwise, and without regard to the form of recordation or state of completion), including working papers, narrative descriptions, reports, data, tapes, diskettes, software (source code and object code), surveys and findings, specifications, plans, procedures, data, files, interfaces, databases (including the design and elements thereof), documentation, manuals, training materials, or other results of Supplier's performance of the Services and precursors such as product and strategic concepts and proposals, and all items of similar character, excluding any Supplier Tools. Work Product includes all patent, copyright, trademark, trade secret, moral and other intellectual property rights in and to any of the foregoing.

     1.2 REFERENCES. In this Agreement references to, and mentions of: (i) the words "including" or "includes", and the phrase "e.g." shall all mean "including, without limitation"; (ii) the words "in writing" shall mean writings delivered electronically, including by email and (iii) the phrase "as part of the Services" shall mean that the services described are included as a part of the Services for the Fees specified and no additional charge shall be payable by JPMC in connection therewith; however, any failure to include a specific reference to, or mention of the phrase "as part of the Services" in connection with any services shall not imply or be construed to mean that the services described are not included as a part of the Services for the Fees specified or that an additional charge may be payable by JPMC in connection therewith.

     1.3 HEADINGS. The article and section headings of this Agreement are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

     1.4 ADDITIONAL DEFINITIONS. In addition, the following terms have the meaning set forth in the section of this Agreement indicated below:

Divestment Date                      Section 2.1(b)
Divestment Unit                      Section 2.1(b)
Benefit                              Section 2.1(b)
Change Order Response                Section 2.6(a)
Professional                         Section 4.1(a)

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Account Manager                      Section 5.1(b)
Engagement Manager                   Section 5.1(b)
Key Personnel                        Section 5.2(a)
JPMC Requirements                    Section 5.5
Acceptance Testing                   Section 7.1(g)
Acceptance Criteria                  Section 7.1(g)
Testing Period                       Section 7.1(g)
Cure Period                          Section 7.1(g)
Initial Period                       Section 8.1
LOB                                  Section 8.2
Transmitting Party                   Section 11.1(a)
Receiving Party                      Section 11.1(a)
Privacy Laws                         Section 11.4(e)
Directive                            Section 11.4(e)
Data                                 Section 11.4(e)
EMU                                  Section 12.1(s)
Additional EMU Currencies            Section 12.1(s)
Indemnified Party                    Section 13.3(a)
Indemnifying Party                   Section 13.3(a)
Renewal Agreement Term               Section 16.1
Initial Agreement Term               Section 16.1
Agreement Term                       Section 16.1
Contingency Location                 Section 18.10(a)
CFR                                  Section 19.6
Transfer Provisions                  Section 19.22
Transferred Employee Section 19.22

2. SERVICES.

     2.1 SCOPE OF THE SERVICES GENERALLY.

          (a) Commencing on the Agreement Effective Date and continuing throughout the Agreement Term, JPMC shall from time to time request Supplier to perform Services. If JPMC does so request, Supplier and JPMC shall work to complete and execute a Task Order that describes the Services to be performed (including any Service Levels and any Deliverables, Specifications or other Work Product) each of which shall be deemed to incorporate by reference the terms and conditions of this Master Agreement and the Agreement Collateral Documents and shall constitute a separate and binding contract between JPMC and Supplier. Services to be provided to, and Work Product to be created for, JPMC by Supplier shall be governed by the terms set forth herein and such additional terms as are contained in any Task Order.

          (b) A "Divestment Unit" shall mean any Affiliate of JPMC or any business, division, department or group of assets of JPMC or any JPMC Affiliate which: (i) was, immediately prior to a particular date ("Divestment Date"), properly entitled to request that Supplier provide Services to such Person or unit under this Agreement or to otherwise gain some

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

benefit from this Agreement ("Benefit"), (ii) would not, on or after the Divestment Date, be entitled (other than by virtue of this provision) to request that Supplier provide Services to such Person or unit or gain that Benefit and
(iii) as of the Divestment Date, is either acquired by a legal entity or, in the case of any business, division, department or group of assets, is constituted as a separate legal entity, or, in the case of an Affiliate of JPMC, ceases to be an Affiliate as defined in this Agreement for any other reason. If any of the events specified in Subsection 2.1(b)(iii) above occurs, the rights and benefits hereunder shall be extended to the affected Divestment Unit, without payment of any transfer or other fee, to enable that Divestment Unit to continue to benefit from this Agreement or to gain the Benefit for a transition period not to exceed twelve (12) months from the Divestment Date. The parties understand and agree that the purpose of such extension is to permit the Divestment Unit to request Services, to continue to receive Services or to otherwise gain the Benefit on a temporary basis during the transition to alternative development and maintenance providers.

     2.2 PERFORMANCE OF SERVICES. For each Task Order, Supplier shall provide to JPMC the Services and create and deliver other Work Product pursuant to the Deliverables Timetable (if any) and in accordance with the Service Levels and Specifications (if any) set forth in such Task Order. Supplier understands that prompt performance by Supplier of all Services and prompt delivery of all Work Product is required by JPMC in order to enable JPMC to meet its schedules and commitments, and that Supplier shall use its best commercial efforts to adhere to the work and staffing schedules and Timetable (if any) agreed to by the Parties for the Services to be provided and Work Product to be delivered by Supplier. Notwithstanding the foregoing, in the event of a delay by JPMC in providing materials, information, equipment, access to facilities and/or completing tasks, all as required pursuant to this Agreement (including any Task Order), then the Timetable shall be adjusted in an amount equal to the delay caused by JPMC; provided, however, that to the extent that such delay is a material delay then any such adjustment shall be subject to the change order procedure described in Section 2.6 (Change Orders).

     2.3 INCREASES AND DECREASES IN SERVICES. Subject to Section 2.6 below (Change Orders), Supplier shall increase or decrease the amount or volume of the Services from time to time pursuant to JPMC's request, including in the event of an acquisition, divestiture or other corporate transaction affecting JPMC's demand for the Services. Supplier shall use commercially reasonable efforts to efficiently minimize related charges to JPMC.

     2.4 APPLICABLE LAWS; COUNTRY-SPECIFIC LEGAL AND REGULATORY REQUIREMENTS.

          (a) As a part of the Services, Supplier shall comply with all Applicable Laws that relate to the provision of the Services by Supplier and the creation of the Work Product, to the extent compliance directly relates to Supplier's designated responsibilities under each Task Order. Supplier shall notify JPMC of any changes in Applicable Laws of which it has knowledge. If a charge of non-compliance with any Applicable Law occurs (with regard to either Supplier or any Subcontractor), then Supplier shall promptly notify JPMC of such charge in writing. Supplier shall be responsible for any fines and penalties arising from any noncompliance with the Applicable Laws by Supplier, or any Subcontractor, to the extent compliance directly relates to Supplier's designated responsibilities, and/or, to the extent JPMC's

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

regulatory and banking policies have been provided to Supplier in writing (such compliance to be subject to the change control procedures set forth in Section
2.6 (Change Orders)), from Supplier's and any Subcontractor's noncompliance with such policies, which responsibility shall survive the expiration or earlier termination of this Agreement. JPMC shall be responsible for any fines and penalties, or those portions of any fines and penalties, arising directly and proximately from JPMC's failure to comply substantially with Applicable Laws or JPMC's regulatory and banking policies. Supplier shall use commercially reasonable efforts to perform the Services regardless of changes in Applicable Laws. If such changes prevent Supplier from performing its obligations under this Agreement, Supplier shall develop and, upon JPMC's prior written approval, implement a suitable workaround, at Supplier's expense, until such time as Supplier can perform its obligations under this Agreement without such workaround.

          (b) Supplier recognizes that in certain countries or jurisdictions:
(i) regulatory or governmental entities may request additional contractual provisions with Supplier to those in the Agreement in order to enable Supplier to perform the Services or to enable JPMC (or a JPMC Affiliate) to provide Supplier with access to Personal Information or Confidential Information in accordance with common law duties, regulatory or statutory requirements in the relevant jurisdiction (including under the data protection or privacy laws) or
(ii) JPMC may determine, on the basis of legal advice from counsel in the relevant jurisdiction, that certain additional contractual provisions with Supplier to those in the Agreement are necessary in order to ensure or enable compliance with common law duties, regulatory, statutory or pre-existing contractual requirements in the relevant jurisdiction or as contemplated under the Agreement. Upon JPMC's written request, Supplier agrees to include such provisions in Master Agreement Exhibit H European Union Privacy Addendum) of the Agreement (and vary the Agreement accordingly), or in a separate agreement between JPMC and Supplier; provided, however, that to the extent such provisions require a change in the Services, the change order procedures set forth in
Section 2.6 (Change Orders) below shall apply to such change in the Services.

     2.5 THIRD PARTY SERVICES. JPMC shall have the right to contract for Third Party Services, and in such event, Supplier shall cooperate with JPMC, and any such third party, to the extent reasonably required by JPMC, including providing: (a) in writing, to the extent available, applicable requirements, standards and policies for the Third Party Services; (b) assistance and support services to such third party at reasonable prices and (c) access to the Services, Subcontractors, Supplier Tools, Supplier Software, Supplier Machines, Supplier Personnel, and Supplier Service Locations to the extent that such access is required for the Third Party Services. Notwithstanding the foregoing, Supplier shall not be required to provide access to Supplier Tools, Supplier Software and/or Supplier Machines to any direct competitor of Supplier.

     2.6 CHANGE ORDERS.

          (a) During a Task Order Term, JPMC may propose New Services or changes to such Task Order by delivering a written notice to Supplier describing: (i) the New Services (including the Work Product to be developed and delivered in connection therewith, if any) or changes, (ii) a Timetable for performance, if appropriate and (iii) establishing a reasonable period of time for Supplier to respond. Supplier shall respond to such proposal within such

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

period of time by preparing, at Supplier's expense, and delivering to JPMC a written document ("Change Order Response"), indicating: (A) the effect of the proposal, if any, on (1) the amounts payable by JPMC under the applicable Task Order and (2) Supplier's performance of its obligations thereunder, (B) the anticipated time required for implementation of such New Services or changes and/or delivery of the Work Product, (C) the New Services or changes that Supplier anticipates performing, (D) Supplier Tools, Supplier Software and Supplier Machines to be provided by Supplier, (E) Supplier Personnel and Subcontractors that will be necessary, (F) if appropriate, acceptance test criteria and procedures therefor, (G) any new Service Levels and/or necessary modifications to any existing Service Levels and (H) any other information requested in the proposal or reasonably necessary for JPMC to make an informed decision regarding the New Services or changes to the Services.

          (b) Supplier shall not begin performing any New Service or changes until each Party has authorized them in writing through an amendment to the applicable Task Order. Notwithstanding any other provision of this Agreement, Supplier acknowledges that Supplier is expected to accomplish normal and routine tasks associated with its obligations hereunder and no additional chargeable resources will be approved by JPMC therefor, including charges resulting from changes in Applicable Laws. For clarity, a normal and routine task shall mean a task that can be accomplished with forty (40) or fewer Professional Days (as defined in Master Agreement Exhibit B hereto (Professional Unit). Each Change Order Response must be expressly accepted by JPMC in writing prior to additional Fees being incurred. If Supplier fails to deliver a Change Order Response within the time period allotted in such notice, then such failure will be deemed a rejection by Supplier to provide such New Services or changes with no affect on or change to the Fees, performance time or required resources specified in the applicable Task Order.

3. SERVICE LEVELS.

     3.1 SERVICE LEVELS. Throughout an applicable Task Order Term, Supplier shall provide the Services and develop the Work Product covered by the applicable Task Order: (a) in a professional and workmanlike manner, (b) with reasonable care and skill, (c) with customer and technical support in accordance with the standards set forth in such Task Order, (d) in accordance with the Specifications and Deliverables Timetable (if any) set forth in such Task Order and (e) at the Service Levels set forth in such Task Order. Supplier shall also maintain the Service Levels during the implementation process and any End of Term Assistance Period pursuant to an applicable Task Order.

     3.2 ADJUSTMENT OF SERVICE LEVELS. Both JPMC and Supplier may, at any time upon notice to the other, initiate negotiations to review and, upon written agreement by Supplier Task Order Manager and JPMC's designated representative, amend any Service Level which either Party, in good faith, believes is inappropriate at the time.

     3.3 ROOT-CAUSE ANALYSIS. Without limiting JPMC's rights and remedies hereunder, at law and in equity, within three (3) days (or other term set forth in a Task Order) of receipt of a notice from JPMC with respect to any failure by Supplier, or any Subcontractor, to provide the Services at the appropriate Service Levels, Supplier shall, as part of the Services, perform a root-

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

cause analysis to identify the cause of such failure, provide JPMC with a report detailing the cause of, and a procedure for correcting, such failure. As soon as possible thereafter, Supplier shall correct such failure and provide assurances satisfactory to JPMC that such failure will not recur after the procedure has been completed; provided, however, that such correction and assurances shall not be required to the extent that the cause of such failure is determined to be from causes outside of the scope of Services. If applicable, Supplier shall cause the applicable Subcontractor to perform the root cause analysis and related corrective activities described in this Section 3.3 (Root-Cause Analysis).

     3.4 MEASUREMENT AND MONITORING. As part of the Services, Supplier shall implement (or cause the applicable Subcontractor to implement) the necessary measurement and monitoring tools and procedures required to measure and report Supplier's, or any Subcontractor's, performance of the Services against the applicable Service Levels. Such measurement and monitoring shall permit reporting at a level of detail sufficient to verify compliance with the Service Levels, and shall be subject to audit by JPMC. Supplier shall provide JPMC with information and access to such tools and procedures upon request, for purposes of verification. All such tools, procedures, and audit results shall be held as Supplier Confidential Information. Notwithstanding the foregoing or anything in this Agreement to the contrary including Section 11.1(c) (General Confidentiality Obligations), JPMC shall be permitted to disclose such audit results to its regulators, its directors, officers, agents, subcontractors and employees and its Affiliates' and its directors, officers, agents, subcontractors and employees for any business purpose of JPMC and without complying with any restrictions set forth in such Section 11.1(c) (General Confidentiality Obligations) (e.g., written confidentiality agreements with non-employees, etc.). Furthermore, notwithstanding the foregoing or anything in this Agreement including Section 11.1(f) (General Confidentiality Obligations), JPMC shall have not have any obligation to return or destroy any of such tools, procedures, and audit results upon Suppliers' request or termination of this Master Agreement or any applicable Task Order.

     3.5 CONTINUOUS IMPROVEMENT. As part of the Services with respect to an applicable Task Order, Supplier shall use, and shall cause its Subcontractors to use, commercially reasonable efforts to identify ways to improve the Service Levels, including applying proven techniques and tools from other installations within its and their operations that would benefit JPMC, either operationally or financially. Supplier will apprise JPMC of Supplier's technology planning activities as they relate to the Services with respect to an applicable Task Order on at least a quarterly basis. Supplier will consult with JPMC on mutually beneficial technology developments, and will use reasonable efforts to include input from JPMC in improvements to be made.

     3.6 SUPPLIER SERVICE LOCATIONS. The Services contemplated by a Task Order, shall be provided from Supplier Service Locations expressly set forth in such Task Order. The Services may be provided from any other Supplier Service Location pre-approved by JPMC in writing, provided that JPMC shall have approved in writing the security procedures at such new Supplier Service Location. JPMC shall be reimbursed by Supplier for any incremental expense incurred by JPMC as a result of a relocation to a new Supplier Service Location. Each Supplier

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Service Location shall comply with the safety and security procedures and standards and other requirements set forth in Article 18 (Security; Information Technology Control Policies).

4. COVENANTS AND OBLIGATIONS OF THE PARTIES.

     4.1 COVENANTS AND OBLIGATIONS OF SUPPLIER.

          (a) U.S. Presence. During the Agreement Term, Supplier shall at all times: (i) employ a minimum of [***********] project managers or leaders and/or developers (e.g., an individual who has the capability to code, test, produce technical deliverables, and manage deliverables, etc.) (each, a "Professional") and (ii) maintain a development facility located within the United States with the capacity for a minimum of [**********] Professionals.

          (b) Financial Reports. During the Term and subject to relevant securities laws, Supplier shall deliver to JPMC no later than: (i) ninety (90) days after the end of each fiscal year, true and complete copies of the audited balance sheet and related audited statements of income, shareholders' equity and cash flow for the fiscal year then ended, together with the notes, if any, relating thereto and (ii) forty-five (45) days after the end of each quarter in Supplier's fiscal year, true and complete copies of Supplier's unaudited quarterly financial statements for the quarter then ended. Each of the foregoing financial statements (including in all cases the notes thereto, if any) shall be accurate and complete in all material respects, be consistent with the books and records of Supplier and shall be prepared in accordance with GAAP.

          (c) On-Site Support. Supplier shall provide on-site support as required and set forth on a Task Order which shall include the services of an Account Manager as set forth in Section 5.1(b) (Project Team).

          (d) Connectivity. At no charge to JPMC, Supplier shall establish and maintain connectivity from the Supplier Service Locations to the firewall interface with JPMC, all as required by JPMC in order for Supplier to provide the Services with sufficient bandwith and reliability to meet the Service Levels and security standards set forth in this Master Agreement and any applicable Task Order.

          (e) Replication of Operating Environment Training of JPMC Personnel. If required by any applicable Task Order, Supplier shall replicate JPMC's development, testing, and Operating Environment at the Supplier Service Location. Supplier shall deliver the Deliverables in accordance with the Timetable and the Deliverables and other Work Product shall function in the JPMC Operating Environment in accordance with the all Specifications, all as set forth on the applicable Task Order. As a part of the Services, for each Task Order Supplier shall train personnel designated by JPMC in the use of the Work Product. The training shall be at such locations and at such times as set forth in the applicable Task Order.

     4.2 COVENANTS AND OBLIGATIONS OF JPMC.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (a) JPMC shall provide appropriate facilities and infrastructure required for Supplier Personnel to perform agreed upon activities at JPMC Locations.

          (b) JPMC shall assist Supplier in executing the knowledge acquisition and implementation plans agreed to between the parties and attached to a Task Order.

          (c) JPMC shall ensure that all its personnel who may be necessary or appropriate for the successful implementation of the Services will, on reasonable notice and to the extent set forth in the applicable Task Order, be available to assist Supplier's personnel, attend meetings, and perform such other activities or tasks as required pursuant to any applicable Task Order.

5. PROJECT TEAM.

     5.1 SUPPLIER PERSONNEL.

          (a) Supplier shall appoint sufficient Supplier Personnel for each Task Order who are: (i) of suitable experience, training and skills to provide the Services and deliver to Work Product pursuant to such Task Order, including properly trained personnel fluent in the English language and able to handle telephone inquiries and questions, technical, implementation and program management support to establish and maintain all Services, (ii) adequately experienced and trained by Supplier, before such Supplier Personnel are assigned to perform the Services pursuant to such Task Order and (iii) authorized to work in the United States for the performance of any Services in the United States including Blanket L-1 approvals and H-1B visas for each of such Supplier Personnel. Supplier acknowledges and agrees that during the Agreement Term it shall retain Supplier Personnel with experience providing the Services and with knowledge of the technologies and computer programs in connection therewith.

          (b) In addition to Supplier Personnel assigned to a particular Task Order, as a part of the Services and at no additional expense to JPMC, Supplier shall provide: (i) an on-site account manager ("Account Manager") who shall be a senior level executive and shall be responsible for managing the day to day relationship between the Parties and (ii) an engagement manager ("Engagement Manager") who shall be a senior level executive and shall be responsible for managing the overall relationship between the Parties. This Account Manager shall have the necessary skills to provide on-site consultation and training for the technology support team as needed.

          (c) Without limiting Supplier's obligations herein, upon request by JPMC, Supplier shall provide JPMC, with respect to an applicable Task Order, with: (i) a list of all Supplier Personnel, if any, dedicated full-time to providing the Services and who need access to the JPMC Operating Environment or technical systems and (ii) a contact list of support, technical, and program management representatives that may be contacted by JPMC.

          (d) If JPMC reasonably determines that the turnover rate for Supplier Personnel performing Services pursuant to a Task Order is excessive and so notifies Supplier,

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

then Supplier shall provide data concerning its turnover rate at the next meeting referred to in Section 6.1 (Periodic Meetings) and shall discuss the reasons for the turnover rate at such meeting. All information, data, materials, and reports created or produced by Supplier in connection with this Subsection 5.1(d) (Supplier Personnel) shall be deemed Supplier's Confidential Information. Notwithstanding the foregoing or anything in this Agreement to the contrary including Section 11.1(c) (General Confidentiality Obligations), JPMC shall be permitted to disclose such audit results to its regulators, its directors, officers, agents, subcontractors and employees and its Affiliates' and its directors, officers, agents, subcontractors and employees for any business purpose of JPMC and without complying with any restrictions set forth in such
Section 11.1(c) (General Confidentiality Obligations) (e.g., written confidentiality agreements with non-employees, etc.). Furthermore, notwithstanding the foregoing or anything in this Agreement including Section 11.1(f) (General Confidentiality Obligations), JPMC shall not have any obligation to return or destroy any of such information, data, materials, and reports upon Suppliers' request or termination of this Master Agreement or any applicable Task Order. In any event, notwithstanding transfer or turnover of Supplier Personnel, Supplier remains obligated to perform the Services without degradation and in accordance with this Agreement.

     5.2 KEY PERSONNEL.

          (a) JPMC may designate certain Supplier Personnel as key personnel for a particular Task Order ("Key Personnel") which, in any event, shall include Supplier Task Order Manager, the Account Manager and the Engagement Manager. All Key Personnel shall have sufficient knowledge and authority within Supplier's organization to assure that Supplier will be responsive to JPMC's reasonable requests. The names and qualifications of each of the Key Personnel for an applicable Task Order shall be set forth in such Task Order.

          (b) Supplier shall not reassign or replace, or permit the reassignment or replacement of, any Key Personnel unless: (i) Supplier has received the prior written consent of JPMC for such reassignment or replacement or (ii) the member of the Key Personnel ceases performance of the Services due to (A) voluntary resignation from employment with Supplier, or any Subcontractor, as the case may be, (B) dismissal from employment with Supplier, or any Subcontractor, as the case may be, for misconduct (e.g., fraud, drug abuse, theft), (C) removal of such Key Personnel member following a material failure to perform obligations pursuant to this Agreement or (D) death or disability of such Key Personnel member or exercise of statutory leave. In the event of any voluntary resignation of any Key Personnel from employment with Supplier, Supplier shall use its best commercial efforts to retain such employee.

          (c) Before assigning an individual to a Key Personnel position, whether as an initial assignment or as a replacement, Supplier shall provide JPMC with any information regarding the individual (including a resume) that may be reasonably requested by JPMC. Supplier shall only assign to a Key Personnel position an individual who is pre-approved by JPMC in writing.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (d) Supplier shall not assign any Key Personnel to provide services which are substantially similar to the Services provided under an applicable Task Order for any business or organization that competes with JPMC, without JPMC's prior written consent for a period of twelve (12) months after such Key Personnel ceased to provide Services for JPMC.

          (e) Each Supplier Task Order Manager shall: (i) have overall responsibility for managing and coordinating the performance of Supplier's obligations under the applicable Task Order and (ii) be authorized to act for, and on behalf of, Supplier with respect to all matters relating to such Task Order. Supplier's appointment of any Supplier Task Order Manager shall be subject to JPMC's prior written consent. Each Supplier Task Order Manager shall be deemed a Key Personnel for all purposes of this Agreement.

          (f) If JPMC decides, in its sole discretion, that any Key Personnel member should not continue in that position, then JPMC may request removal of that individual by giving Supplier notice of the request and the reasons therefor. Supplier shall promptly replace that individual pursuant to Section 5.2(b) (Key Personnel) and Section 5.2(c) (Key Personnel) above. If Supplier is unable to replace either the Key Personnel with an individual reasonably satisfactory to JPMC, JPMC shall have the right to terminate this Master Agreement (with respect to any Account Manager and/or Engagement Manager) and any Task Order (with respect to any Task Order Manager) for cause pursuant to
Section 16.3 (Termination for Cause).

          (g) For purposes of this Section 5.2(g) (Key Personnel), the term "Employee" shall mean an employee of either Supplier or JPMC or their respective Affiliates with whom the other may come into contact as a result of the relationship created by this Agreement, including, computer programmers, analysts and persons with a technical data processing background. Except with prior written consent of the other Party, no Employee of either JPMC nor Supplier shall hire or attempt to hire or attempt to hire any Employee of the other Party during the applicable Task Order Term during which the Employee of Supplier performed Services and the Employee of JPMC was associated and for one year after the expiration or termination of such Task Order Term. Notwithstanding the foregoing the provisions of this Section 5.2(g) (Key Personnel) shall not apply to Employees who respond to job placement ads, job fair applications or through third party recruiters.

     5.3 SUBCONTRACTORS.

          (a) Supplier shall not use any Subcontractor without JPMC's prior written consent thereto to be granted in its sole and absolute discretion. Supplier agrees and acknowledges that such consent in each instance is conditioned upon the proposed Subcontractor's execution of an agreement, in a form acceptable to JPMC, and upon Supplier's (or Subcontractor's) complete and timely compliance with the terms and conditions of such an agreement. JPMC shall have the right to revoke such approval upon thirty (30) days' notice to Supplier if the Subcontractor's performance is deficient in any material respect; provided, however, that if the deficiency is remedied to the reasonable satisfaction of JPMC on a timely basis, such approval shall not be revoked.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (b) The use of any Subcontractor shall not release Supplier from its obligations hereunder, including compliance with the terms of this Agreement, and Supplier shall remain responsible for obligations performed by Subcontractors to the same extent as if such obligations were performed by Supplier. Supplier shall be solely responsible for all payments to Subcontractors.

          (c) At JPMC's request, Supplier shall forward to JPMC a copy of the relevant terms of the subcontract (such terms to include the confidentiality and work-for-hire provisions) that will exist between Supplier and any Subcontractor. Supplier shall cause any Subcontractor to comply fully with each of the terms and conditions of this Agreement applicable to such Subcontractor's provision of Services (including any documents referenced herein). At a minimum, Supplier shall include the following provisions in each subcontract between Supplier and any Subcontractor:

               (i) the right of Supplier to terminate such subcontract upon JPMC's request: (A) if there was a material misrepresentation concerning such Subcontractor at the time approval was given and the Subcontractor's performance is deficient in any material respect; provided, however, that JPMC shall not exercise this right unless it has given Supplier notice of its intention to do so and the performance deficiency has not been corrected within ten (10) days after the date of such notice or (B) where JPMC has good faith doubts concerning such Subcontractor's ability to render future performance because of changes in ownership, management, staffing, or financial condition;

               (ii) a provision requiring the Subcontractor to protect JPMC's Confidential Information in a manner substantially equivalent to that required of Supplier in Article 11 (Confidentiality; Compliance with Privacy Policies) hereof;

               (iii) a provision in which Supplier agrees and acknowledges that JPMC shall not have any obligation to any Subcontractor, including disclosure of any JPMC Confidential Information, until such Subcontractor has executed a subcontract in a form acceptable to JPMC; and

               (iv) an assignment to JPMC of all rights in and to all Work Product in accordance with Section 7.1 (Work Product) hereof

     5.4 ACCESS TO SUPPLIER PERSONNEL AND RESOURCES. As part of the Services, Supplier shall provide to JPMC, upon JPMC's request, equal access to specialized technical expertise and resources consistent with Supplier's other commercial customers receiving a substantially similar type and volume of services.

     5.5 COMPLIANCE WITH JPMC REQUIREMENTS. Supplier acknowledges that JPMC, as a participant in a highly regulated industry, has certain additional requirements and that such requirements may apply to Supplier's Personnel ("JPMC Requirements"). The JPMC Requirements may be amended from time to time by JPMC and JPMC shall give Supplier notice of any such amendments.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (a) Supplier agrees to comply with all then existing JPMC Requirements concerning any of Supplier's Personnel (where permitted by applicable laws and regulations). Any of Supplier's Personnel who do not successfully meet or comply with any of the then current JPMC Requirements shall not be assigned, or if applicable, shall not continue in an assignment, to perform Services; however, such failure to meet or comply with any of the JPMC Requirements shall not affect such individual's eligibility for employment with Supplier.

          (b) The JPMC Requirements currently mandate, and Supplier represents and warrants that, each member of Supplier's Personnel who is placed in any assignment will:

               (i) on or before the first day of the assignment (or if more than six (6) months have elapsed since completion of a prior assignment, on or before the first day of the next assignment):

                    (A) accurately complete, sign and submit to Supplier a PreJPMC Assignment Statement (a current copy of which is attached hereto as Exhibit C (PreJPMC Assignment Statement));

                    (B) sign and submit to Supplier, JPMC's then standard form of Confidentiality and Non-Disclosure Agreement (a current copy of which is attached hereto as Exhibit D (Confidentiality and Non-Disclosure Agreement));

                    (C) submit to fingerprinting in accordance with the then Statement of JPMC Domestic Fingerprinting Policy for Contingent Worker Providers/Servicing Agencies as it applies to Supplier and Supplier's Personnel (a current copy of which is attached hereto as Exhibit E (Statement of JPMC Domestic Fingerprinting Policy for Contingent Worker Providers/Servicing Agencies)); and

                    (D) submit to drug testing, in accordance with the then Statement of JPMC Domestic Drug Testing Policy for Contingent Worker Providers/Servicing Agencies as it applies to Supplier and Supplier's Personnel (a current copy of which is attached hereto as Exhibit F (Statement of JPMC Domestic Drug Testing Policy for Contingent Worker Providers/Servicing Agencies)).

               (ii) promptly submit to a background check upon JPMC's request.

          (c) The JPMC Requirements currently mandate and Supplier represents and warrants that: (i) Supplier shall retain original signed copies of each document referenced in Subsections 5.5(b)(i)(A) and (b)(i)(B) above with respect to each member of Supplier's Personnel, and (ii) upon JPMC's request, Supplier shall promptly produce and deliver to JPMC original signed copies of each document referenced in Subsections 5.5(b)(i)(A) and (b)(i)(B) above with respect to each member of Supplier's Personnel for whom JPMC requests such documents.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

6.   MANAGEMENT AND CONTROL; REPORTING.

     6.1 PERIODIC MEETINGS. At JPMC's request, or at such times as are set forth in the applicable Task Order, JPMC's designated representative and Supplier Task Order Manager shall meet, at mutually agreed upon locations and times, to discuss and evaluate the Services including: (a) activities and objectives under this Agreement or any applicable Task Order and Service Levels, (b) operation procedures or other aspects of this Agreement, including customer service, pricing, market conditions (including opportunities to achieve cost reduction), budgets and long range goals, (c) recommend and discuss Application Enhancements and discuss long-term strategic planning including development work and new releases, (d) any other issues that impact either Party, the Services, or the Work Product or (e) other issues deemed appropriate by the Parties. Each Party shall be responsible for its own expenses relating to such meetings.

     6.2 PROCEDURES MANUAL. If requested by JPMC, JPMC and Supplier will jointly develop a Procedures Manual for each Task Order. Supplier agrees to comply with each Procedures Manual. Supplier agrees and acknowledges that any Procedures Manual may be modified or amended, from time to time, in writing, by JPMC, or by Supplier with JPMC's prior written consent; provided, however, that any material changes shall be subject to the change control procedures set forth in Section
2.6 (Change Orders).

     6.3 REPORTS. Throughout each Task Order Term, and as part of the Services, Supplier shall maintain and provide to JPMC, as provided by such Task Order: (a) all Reports in content and format specified by such Task Order or otherwise in writing by JPMC, in both hardcopy and in an electronic form and (b) such documentation and information as may be requested by JPMC from time to time in order to verify the accuracy of the Reports. At JPMC's request, Supplier shall promptly correct any material errors or inaccuracies in the Reports. All Reports shall be provided in English. All reports created or produced by Supplier in connection with this Section 6.3 (Reports) shall be deemed Supplier's Confidential Information. Notwithstanding the foregoing or anything in this Agreement to the contrary including Section 11.1(c) (General Confidentiality Obligations), JPMC shall be permitted to disclose such audit results to its regulators, its directors, officers, agents, subcontractors and employees and its Affiliates' and its directors, officers, agents, subcontractors and employees for any business purpose of JPMC and without complying with any restrictions set forth in such Section 11.1(c) (General Confidentiality Obligations) (e.g., written confidentiality agreements with non-employees, etc.). Furthermore, notwithstanding the foregoing or anything in this Agreement including Section 11.1(f) (General Confidentiality Obligations), JPMC shall not have any obligation to return or destroy any of such reports upon Suppliers' request or termination of this Master Agreement or any applicable Task Order.

7.   INTELLECTUAL PROPERTY RIGHTS; WORK PRODUCT; ACCEPTANCE PROCEDURES.

     7.1  WORK PRODUCT.

          (a) All Deliverables and other materials created or delivered under any Task Order (excluding Supplier Tools and Supplier Software) shall be deemed Work Product unless

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

such materials are explicitly deemed not to be Work Product on such Task Order. Work Product shall be deemed a "work made for hire" and thus, JPMC shall have all right, title and interest in and to the Work Product, and all copies thereof. To the extent any of the Work Product is not deemed a "work made for hire" by operation of law, Supplier hereby irrevocably assigns, transfers and conveys, and shall cause the Subcontractors to assign, transfer and convey, to JPMC, with full title guarantee, and without further consideration, all of Supplier's right, title and interest in and to such Work Product, including all rights of patent, copyright, trade secret or other proprietary rights (in any jurisdiction) in such materials. To the extent that any claim is made concerning the existence of moral rights in regard to the Work Product, Supplier agrees to waive, and assign over to JPMC, all such right, title and interest to the fullest extent permissible by law. Supplier acknowledges that JPMC, and its assigns (if any), shall have the right to obtain and hold in their own name any Intellectual Property rights in and to the Work Product. Supplier agrees to execute any documents and take any other actions as may be necessary, or as JPMC may request, to perfect JPMC's ownership of any such Work Product. Supplier represents that it does not have any commitments to others under which Supplier is obligated to make any transfer or assignment of any portion of the Work Product in conflict with Supplier's obligations to JPMC pursuant to this Agreement.

          (b) JPMC's ownership rights in and to the Work Product shall include the copyrights in and to any and all works of authorship constituting the Work Product, in any medium now existing or which shall be invented in the future.

          (c) Supplier shall promptly report in writing each Disclosed Subject to JPMC, and specifically point out the features or concepts that Supplier believes to be new or different.

          (d) Supplier shall obtain a written agreement from each Subcontractor and Supplier Personnel, prior to the commencement of such Subcontractor's and Supplier Personnel's performance, as shall be necessary to ensure that JPMC will have the exclusive vested and indefeasible ownership rights provided for in this
Section 7.1 (Work Product). JPMC shall have the right to obtain and to hold in its own name, all patents, copyrights, trademark registrations, or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof. Supplier agrees to provide to JPMC, and to cause all Subcontractors and Supplier Personnel, at JPMC expense, to provide to JPMC, and any persons designated by JPMC, (i) any and all duly executed and acknowledged instruments of assignment, affidavits and other documents, and (ii) all lawful assistance reasonably required (including the giving of live testimony at JPMC's expense for reimbursement of reasonable travel and other expenses), in order to perfect, defend and enforce the rights of JPMC that are defined in this Section
7.1 (Work Product).

          (e) Unless otherwise set forth in a Task Order, any computer software Work Product deliverable by Supplier hereunder shall be accompanied by copies of applicable commented source code and Documentation to enable JPMC personnel, should it become necessary, to operate and replicate all applicable executables and data files, using only such materials together with commercially available off-the-shelf tools and components.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (f) Notwithstanding anything set forth on any applicable Task Order, Supplier shall deliver to JPMC on a weekly basis all Work Product (including source code and Documentation, if applicable) developed during such week under all then current Task Orders.

          (g) All Work Product and Services shall be subject to acceptance testing ("Acceptance Testing") by JPMC to determine whether the Work Product and Services delivered contain the functionality of, and perform in conformance with, all Specifications and other objective requirements as may be described in an applicable Task Order (collectively, "Acceptance Criteria"). Acceptance Testing shall run for a period determined by JPMC of not more than ninety (90) days after delivery of the Work Product and/or Services, as the case may be ("Testing Period"). A Testing Period shall exist for any Deliverable milestones specified in the Timetable.

               (i) During the Testing Period, JPMC shall notify Supplier of either its acceptance or rejection of the Work Product and/or Services, as the case may be. Upon receipt of a notice of rejection, Supplier shall, within ten (10) business days of receipt of JPMC's notification ("Cure Period"), correct the Deliverable to meet the Acceptance Criteria, with respect to Work Product and submit a corrected version of the Deliverable. Notwithstanding the foregoing, the Cure Period may be extended if Supplier requests an extension and such extension is consented to by JPMC, such consent not to be unreasonably delayed or withheld, (it being acknowledged and agreed that what is reasonable shall be determined by JPMC in its discretion).

               (ii) JPMC will have an additional period of time equal to the initial Testing Period to re-perform Acceptance Testing.

               (iii) If JPMC determines that the defects have not been corrected so that the Work Product and Services meet the Acceptance Criteria, JPMC may, at its option, do one of the following by notifying Supplier: (A) extend the Cure Period to correct the defects and re-perform Acceptance Testing in accordance with the procedure set forth above; (B) accept the Work Product and/or Services, as the case may be, and negotiate for lesser performance or (C) terminate the applicable Task Order. With regard to fixed bid projects, if JPMC elects to terminate the applicable Task Order as aforesaid,
     [*************************************************************].

          (h) Upon expiration, or earlier termination, of this Master Agreement or a Task Order, as the case may be, or upon JPMC's earlier request, Supplier shall immediately surrender to JPMC all Work Product, or any lesser part designated by JPMC in writing. Supplier shall retain no part or copy of any Work Product. If requested by JPMC, Supplier shall certify in writing its exacting compliance with the foregoing provision.

     7.2  SUPPLIER TOOLS, SUPPLIER SOFTWARE AND SUPPLIER MACHINES.

          (a) In addition to any JPMC Intellectual Property and JPMC Software, Supplier shall use Supplier Tools, Supplier Software and Supplier Machines as set forth in the applicable Task Order in performing the Services and/or creating the Work Product. Supplier

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

shall recreate the JPMC Operating Environment as described in the applicable Task Order. JPMC shall have the right to approve in writing any Supplier Software and Supplier Machines prior to such use. All Supplier Software, Supplier Tools, and Supplier Machines are, or shall be, and shall remain, the exclusive property of Supplier, or if applicable, Supplier's third party licensors, and JPMC shall have no rights or interests in or to Supplier Software, Supplier Tools or Supplier Machines, except as set forth in this Agreement. Supplier shall make Supplier Software and Supplier Machines available to JPMC in connection with the Services during the applicable Task Order Term including any End of Term Assistance Period, at no additional cost to JPMC. Except as may be pre-approved by JPMC in writing, Supplier shall not make any changes or modifications to the copy of Supplier Software being used in connection with the Services, or Supplier Machines that would adversely affect the Services or the price, scope, or timely delivery of the Services, provided that all updates, modifications, and enhancements and maintenance services required to keep current with information technology industry practices or otherwise required by third party providers shall be implemented at Supplier's discretion; provided, however, if any such update, modification and/or enhancement could reasonably be expected to have any impact or effect on the Services or Work Product, Supplier shall provide ninety (90) days prior written notice. Supplier shall be responsible, at no charge to JPMC, for any required modification or enhancement to, or substitution for, Supplier Software or Supplier Machines.

          (b) Supplier shall not incorporate into any Deliverable or require to make or use any item to be made pursuant to any design Deliverable hereunder any third party Intellectual Property, third party software, Supplier Tools or Supplier Software, without the prior written consent of JPMC to be granted in its sole discretion. To the extent that any Deliverable incorporates any Supplier Tools, such tools shall be listed in the applicable Task Order. If any Supplier Tools are incorporated, Supplier hereby grants to JPMC and its assigns, a nonexclusive, worldwide, fully paid, perpetual, assignable and irrevocable right and license to store, reproduce, display, perform, license and sublicense (through multiple tiers), create derivative works, publicly perform, publicly display, digitally perform, import, offer for sale, sell, make, have made, transmit and use such part or portion of the incorporated Supplier Tools in the Work Product in any media now known or hereafter created in conjunction with JPMC's use of the Deliverable into which such Supplier Tool is incorporated. If any consent is given to incorporate Supplier Software, JPMC and its assigns shall automatically have a non-exclusive, worldwide, fully paid, perpetual, irrevocable right and license to store, reproduce, display, perform, license and sublicense, create derivative works, transmit and use such part or portion of the Supplier Software in conjunction with JPMC's use of the related Deliverable.

     7.3  CONSENTS.

          (a) All JPMC Consents shall be obtained by JPMC with Supplier's reasonable cooperation. Unless otherwise set forth in a Task Order, JPMC shall obtain such consents and pay any costs and fees of obtaining the JPMC Consents. Supplier shall cooperate fully in reasonable efforts to obtain any JPMC Consents.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (b) If any JPMC Consent is not obtained, then, unless and until such JPMC Consent is obtained, Supplier shall determine and adopt, subject to the prior written approval of JPMC, such alternative approaches as are practicable, necessary and sufficient to provide the Services and create the Work Product without such JPMC Consents.

          (c) All Supplier Consents shall be obtained by Supplier with JPMC's reasonable cooperation, including all Supplier Consents necessary for JPMC to use any third party Intellectual Property or third party software. Unless otherwise set forth in a Task Order, all Supplier Consents shall be obtained by Supplier, on behalf of JPMC, at Supplier's sole cost and expense, including fees.

     7.4 JPMC LICENSE OF INTELLECTUAL PROPERTY TO PERFORM SERVICES. During the Agreement Term, JPMC hereby grants to Supplier a nonexclusive, worldwide and royalty-free right and license, for use in connection with the Services, to store, reproduce, display, perform, transmit and use the JPMC Intellectual Property and JPMC Software, and with respect to Services performed on-site at any JPMC location, a right to use the Operating Environment only to perform such on-site Services, all solely for the purposes of this Agreement (and not for the benefit of any third party), and Supplier acknowledges and agrees that its use of the JPMC Intellectual Property in connection with this Agreement shall not create any right, title or interest in or to such JPMC Intellectual Property. Except for the licenses expressly granted hereunder, neither this Agreement nor any disclosure made hereunder grants any license by JPMC to Supplier of any JPMC Intellectual Property.

     7.5 LIMITATIONS. Except as may be otherwise expressly provided in this Agreement, JPMC does not grant to Supplier any right or license, express or implied, in or to the JPMC Intellectual Property, JPMC Software, or Operating Environment. Supplier understands and agrees that JPMC and/or JPMC's licensors', as the case may be, are the exclusive owners of, and hold and shall retain, all right, title and interest in and to the JPMC Intellectual Property, JPMC Software, and Operating Environment, and Supplier shall have no ownership or use rights therein. Supplier is the exclusive owner of, and holds and shall retain, all right, title and interest in and to, Supplier Tools, Supplier Software, and Supplier Machines, and JPMC shall have no ownership or use rights therein.

8.   PAYMENTS TO SUPPLIER.

     8.1  FEES.

          (a) JPMC shall pay to Supplier the Fees set forth in an applicable Task Order which shall not exceed the Fees attached hereto as Master Agreement Exhibit G (Fees). Unless otherwise set forth in an applicable Task Order, all Fees shall be paid upon acceptance of the Work Product or achievement of the applicable milestone in accordance with the Timetable and procedures in this Master Agreement and any applicable Task Order, it being acknowledged and agreed that with respect to time and materials and maintenance services, all Fees shall be paid as set forth in the applicable Task Order. Thereafter, Supplier may increase the Fees in accordance with the terms and conditions of Section 8.5 (Increase in Fees) below; provided, however, that in

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

no event shall this sentence be interpreted to permit an increase in Fees during the shorter of: (i) the [*********] of such Task Order, or (ii) the [************] of such Task Order, unless such other period of time is expressly set forth in such Task Order ("Initial Period"). For clarity, in the event of an increase in the Fees pursuant to Section 8.5 (Increase in Fees), such increase shall not be effective with respect to any Task Order entered into during [*******] of such [********] period until the end of the Initial Period.

          (b) The Fees may be a fixed fee (calculated using the Fees set forth in the applicable Task Order or calculated on the basis of a Professional Unit (day or week as described in Master Agreement Exhibit B (Professional Unit)), and shall include all direct fees and expenses reasonably incurred by Supplier in connection with any Task Order and this Master Agreement together with the Agreement Collateral Documents prior to both the Agreement Effective Date and the Task Order Effective Date, unless otherwise expressly agreed by the Parties in writing. Charges for preparation and presentation of bid proposals shall not be paid by JPMC. Further, if payment under any Task Order is in whole or in part based on time charges, no payment shall be made by JPMC for any travel time, except with JPMC's express prior written consent. Unless expressly agreed in any Task Order, Supplier shall be responsible for all out-of-pocket expenses actually incurred and paid by Supplier in connection with performance of any Task Order, including travel, hotel, housing, visas or other work permits and entertainment expenses. If expressly provided in the applicable Task Order, such expenses reasonably incurred shall be reimbursed in accordance with JPMC's then-current published policies governing travel and business expenses, a copy of which shall be furnished to Supplier. Supplier will attach to invoices for out-of-pocket expenses, copies of customary receipts and other such appropriate documentation as evidence of expenses incurred and paid.

     8.2  PAYMENT SCHEDULE AND INVOICES.

          (a) Supplier shall invoice JPMorgan Chase Bank or the JPMC Affiliate that executed the applicable Task Order at such times and for such period as are expressly provided for in the applicable Task Order. Such invoices shall set forth the Task Order number and, in reasonable detail, the Services provided or to be provided by Supplier, or any Subcontractor, during the period covered by such invoice, prorating Fees if the period covered thereby constitutes a partial period. Except for any amounts that are disputed in good faith by JPMorgan Chase Bank or such JPMC Affiliate or as otherwise provided in the applicable Task Order, invoices shall be due and payable within forty five (45) days after receipt by JPMorgan Chase Bank or the applicable JPMC Affiliate, as the case may be, at the JPMC bill-to-address set forth in such Task Order.

          (b) Only JPMorgan Chase Bank shall be responsible for Fees and Task Orders signed by JPMorgan Chase Bank. Only the JPMC Affiliate shall be responsible for Fees and Task Orders signed by that JPMC Affiliate. Any charges by Supplier, or any Subcontractor, for New Services will be invoiced as expressly agreed in writing by JPMorgan Chase Bank, or the applicable JPMC Affiliate, and Supplier at the time a Task Order is amended to include such New Services. JPMorgan Chase Bank or the applicable LOB (as hereinafter defined) shall have the right to set-off against amounts owed by such LOB under the applicable Task Order any

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

amount Supplier is obligated to pay or credit such LOB under the applicable Task Orders; provided, however, that if this Agreement is terminated and/or there are no outstanding Task Orders, Supplier shall be required to refund to JPMC or the applicable LOB the remaining balance. The defined term "LOB" shall mean each of:
(i) the Investment Bank, (ii) Investment Management and Private Banking, (iii) JPMorgan Partners, (iv) Retail and Middle Market Financial Services, (v) Treasury and Security Services, or any successor to any of the aforementioned units and (vi) corporate services, including Corporate Business Services and Enterprise Technology Services.

     8.3 RECURRING COSTS. If general market conditions or technology changes reduce Supplier's recurring costs by a non deminimis amount in providing the Services, Supplier shall renegotiate with JPMC to share those reduced costs with JPMC.

     8.4 [*************************].
[*****************************************************************************
*****************************************************************************
****************************************************************************.]

     8.5 INCREASE IN FEES. If any increase in the Fees set forth in the applicable Task Order is contemplated after the later of: (a) the [***********] period described in Section 8.1 (Fees) above, or (b) with respect to a particular Task Order, the Initial Period, such increase in Fees shall be mutually agreed upon in writing between the Parties, provided that in no event shall the rate of any increase in Fees exceed [***********]. In addition, to the extent that Supplier purchases equipment or software as required pursuant to any applicable Task Order, Supplier shall not charge JPMC more than its actual cost; provided, further, that JPMC shall be responsible for any taxes on such purchase.

     8.6 AUDIT OF FEES. Upon reasonable prior written notice from JPMC, but in no event more than once in any twelve (12) month period, Supplier shall provide JPMC and its authorized agents with access to such financial records and supporting documentation as may be reasonably requested by JPMC, and JPMC may audit the Fees pursuant to an applicable Task Order to determine that such Fees are accurate and in accordance with such Task Order. If, as a result of such audit, JPMC determines that Supplier has overcharged JPMC, JPMC shall provide written documentation of such claim to Supplier and notify Supplier of the amount of such overcharge and Supplier, after review of such documentation and any necessary adjustment, shall promptly pay to JPMC the amount of the overcharge, plus interest at the prime rate (as quoted in the Wall Street Journal on the last day of the month prior to such month when payment is due) plus one and [******************] per annum, but in no event to exceed the highest lawful rate of interest, calculated from the date of receipt by Supplier of the overcharged amount until the date of payment to JPMC. If any such audit reveals an overcharge to JPMC by Supplier of [**********] or more of a particular fee category overall, Supplier shall also reimburse JPMC promptly for the cost of such audit. All information disclosed during any audit shall be held as Supplier Confidential Information and shall not be disclosed except for the purposes of this Section 8.6 (Audit of Fees) and as otherwise required to be disclosed to agents and regulators of JPMC.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

9.   TAXES.

     9.1  RESPONSIBILITY FOR PAYING TAXES, GENERALLY.

          (a) (i) Supplier shall be responsible for any sales, service, value-added, use, excise, consumption, and any other taxes and duties on the goods or services it purchases, consumes or uses in providing the Services, including taxes imposed on Supplier's acquisition or use of such goods or services and the amount of tax is measured by Supplier's costs in acquiring such goods or services.

               (ii) Unless JPMC provides Supplier with a valid and applicable exemption certificate or as otherwise provided in this Section, JPMC will be responsible for sales, use, excise, services, consumption and other taxes or duties (excluding value added tax) that are assessed on the provision of the Services and for which Supplier invoices JPMC before the expiration of the applicable JPMC statutory period for assessment of deficiencies. Supplier agrees to indemnify JPMC for any penalties and interest arising from Supplier's failure to collect or remit such tax.

               (iii) Except when separately identified by Task Order (per clause
     9.1 (a)(iv)) or as otherwise provided in this Section, JPMorgan Chase Bank NY will be responsible for value-added taxes that are assessed on the provision of the Services (including the reimbursement of expenses), any particular goods provided to JPMC by Supplier, its Affiliates or subcontractors, or the charges for such goods or Services. If a value added tax is later assessed against Supplier due to a change in law or otherwise, on the provision of the Services, however levied or assessed, except for assessments levied against the Supplier for administrative errors by the Supplier (e.g. incorrect calculation of the quantum of VAT due), to the extent Supplier may not recover or obtain a credit for such tax, both parties will negotiate in good faith and agree on a commercial resolution to this issue to their mutual satisfaction. Failing an agreement between the Parties on such adjustment, JPMC reserves the right to terminate the affected Task Orders in accordance with Section 16.2.

               (iv) When Services are specifically identified in the Task Order as being liable to value-added taxes, Supplier will be responsible for levying such taxes on the provision of the Services and JPMC will be responsible for paying said taxes in addition to the consideration payable.

               (v) Any taxes assessed, as determined by JPMC, on the provision of the Services resulting from Supplier relocating or rerouting the delivery of Services for Supplier's convenience to, from or through a location other than the location approved by JPMC as of the Effective Date of the applicable Task Order, shall be paid by JPMC and JPMC shall receive a credit with respect to the fees invoiced thereunder equal to the payments made pursuant to this Subsection 9.1 (a)(v).

          (b) JPMC may deduct withholding taxes, if any, from payments to Supplier where required under applicable law. JPMC shall, at Supplier's written request, provide Supplier

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

with appropriate receipts for any taxes so withheld to the extent that JPMC has received such receipts from the applicable taxing authority.

          (c) Each of JPMC and Supplier (for itself and its subcontractors) shall bear sole responsibility for all taxes, assessments and other real property related levies on its owned or leased real property, personal property (including software), franchise and privilege taxes on its business, and taxes based on its net income or gross receipts. Supplier's employees shall not be considered employees of JPMC by reason of their provision of Services under this contract and Supplier shall bear sole responsibility for all payroll and employment taxes relating to its employees.

     9.2 SEGREGATION OF FEES. JPMC and Supplier shall cooperate to segregate the fees payable hereunder into the following separate payment streams: (a) those for taxable Services; (b) those for nontaxable Services; (c) those for exempt Services, (d) those for which a sales, use or other similar tax has already been paid; and (e) those for which Supplier functions merely as a paying agent for JPMC in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax. Supplier shall state separately on its invoices the portion of fees which are subject to any sales, use, excise, value-added, services, consumption or other taxes due during the term of an applicable Task Order in connection with the provision of the Services, and the amounts of any taxes Supplier is collecting from JPMC.

     9.3 COOPERATION. JPMC and Supplier shall reasonably cooperate to more accurately determine each party's tax liability and to minimize such liability to the extent legally permissible. JPMC and Supplier shall provide and make available to the other party any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and other certificates or information reasonably requested by such other party. Software licenses acquired by, delivered to and installed at certain JPMC locations and maintenance services applicable thereto are exempt from sales and use taxes. JPMC will provide Supplier with the applicable documentation applicable to tax exempt transactions at the time an applicable license schedule is signed. Specifically, for all software delivered and installed at certain JPMC locations described in a letter from the New York City Industrial Development Agency ("IDA"), dated February 7, 2003, a copy of which has been delivered to Supplier, JPMC shall be deemed to have ordered such software in its own name as agent for the IDA for the purposes of qualifying for exemption from New York State and New York City sales and use taxes.

     9.4 ASSESSMENT FOR TAX DEFICIENCY. If either Party is assessed a deficiency for taxes payable by the other Party pursuant to this Master Agreement, the assessed Party will promptly notify the other Party of such assessment and will administratively contest such assessment to the extent it is timely requested or authorized to do so by the other Party. The other Party will be given a reasonable opportunity to participate in any such administrative contest and to review prior to submission the terms of any communication the assessed Party undertakes as part of such administrative contest. The assessed Party will not agree the amount of any such assessment without the approval of the other Party, such agreement not to be unreasonably withheld. The other Party shall indemnify and hold harmless the assessed Party from any such

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

tax deficiency. Penalties and interest, if any, associated with such deficiency shall be the responsibility of (i) assessed Party where such deficiency resulted from a failure of the assessed Party to properly invoice the other Party. The other Party shall reimburse the assessed Party for all accounting and attorneys' fees and expenses reasonably incurred in contesting such assessment at the request or upon the authorization of the other Party; provided, however, that the assessed Party shall not be required to contest any such assessment unless requested or authorized to do so by the other Party, and payment by the assessed Party of an assessed deficiency which it was not timely requested or authorized by the other Party to contest, said assessment having been promptly advised to the other Party, will be deemed a payment which the assessed Party was required to pay to the appropriate government entity.

     9.5 REQUIRED DISCLOSURE. Notwithstanding anything herein to the contrary, any party hereto (and any of its employees, representatives and other agents) may disclose to any and all persons, without limitation of any kind: (a) any information with respect to the U.S. federal income tax treatment of the transactions contemplated herein and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other person named herein, or information that would permit identification of the parties or such other persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (b) all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or facts that are provided to any of the persons referred to above.

10.  AUDITS.

     10.1 AUDIT PROCESSING.

          (a) Upon notice from JPMC, Supplier shall provide such auditors (internal and external to JPMC) and inspectors as JPMC, or any regulatory authority may, from time to time, designate with reasonable access, at all reasonable times, to: (i) Supplier Service Locations, (ii) Supplier Software, Supplier Tools, JPMC Software and Applications, (iii) Supplier Machines, (iv) all Subcontractors and Supplier Personnel and (v) all JPMC Confidential Information, Work Products, the data and records relating to the Services including data and records evidencing or pertaining to any Personal Information, for the purpose of performing audits or inspections of the Services. Supplier shall provide, and shall cause its Subcontractors or other representatives to provide, such auditors and inspectors any assistance that they may reasonably require. In no event shall any JPMC external auditors be a direct competitor of Supplier.

          (b) If any audit by an auditor designated by JPMC or a regulatory authority results in Supplier being notified that it, or any Subcontractor, is not in compliance with: (i) JPMC's corporate audit procedures, (ii) any U.S. generally accepted accounting principle or (iii) any Applicable Law including the Electronic Signatures in Global and National Commerce Act, or audit requirement relating to the Services or Supplier's business, Supplier shall, and shall cause its Subcontractors to, take all actions to comply with any such Applicable Law or audit requirement relating to the Services or Supplier's business.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (c) Supplier shall bear the expense of any such response that is: (i) required by any Applicable Law or audit requirement relating to the Services or Supplier's business, (ii) performed by Supplier as part of the Services or (iii) necessary due to Supplier's noncompliance with any Applicable Law or audit requirement imposed on Supplier. As part of the Services, Supplier shall provide to JPMC a copy of those portions of Supplier's internal audit reports relating to the Services.

          (d) Any audit reports or results, including any management responses thereto, shall be maintained in the United States and shall be in written in, or translated to, English.

     10.2 RECORD RETENTION. As part of the Services, Supplier shall: (a) retain records and supporting documentation sufficient to document the Services and the Fees paid or payable by JPMC under this Agreement, including records and supporting documentation evidencing or pertaining to any JPMC Confidential Information and Personal Information, during the Agreement Term and for a period of time following the expiration or termination of this Agreement, in accordance with all Applicable Laws including the Electronic Signatures in Global and National Commerce Act, and otherwise consistent with JPMC's record retention policy but in no event less than seven (7) years, and (b) upon notice from JPMC, provide JPMC and its authorized agents with reasonable access to such records and documentation. All such documents and records shall be in English.

     10.3 FACILITIES. Supplier shall provide to JPMC, and such auditors and inspectors as JPMC may designate in writing, on Supplier's premises (or if the audit is of a Subcontractor, the Subcontractor's premises if necessary), space and office services as JPMC, or such auditors and inspectors, may reasonably require to perform the audits described in this Article 10 (Audits).

11.  CONFIDENTIALITY; COMPLIANCE WITH PRIVACY POLICIES.

     11.1 GENERAL CONFIDENTIALITY OBLIGATIONS.

          (a) All JPMC Confidential Information is, or will be, and shall remain the property of JPMC. Supplier is the owner of all Supplier Confidential Information. JPMC and Supplier consider it mutually beneficial that in connection with the Services: (i) JPMC disclose the JPMC Confidential Information to Supplier, and (ii) Supplier disclose Supplier Confidential Information to JPMC. JPMC and Supplier each agree to treat the Confidential Information of the other as confidential and proprietary to the other Party in accordance with the terms and conditions of this Agreement. For purposes of this Agreement, the Party providing Confidential Information, and such Party's Affiliates, as applicable, shall be referred to as the "Transmitting Party" and the Party receiving the Confidential Information, and such Party's Affiliates, as applicable shall be referred to as the "Receiving Party".

          (b) Except as otherwise expressly set forth in any license granted by Supplier to JPMC hereunder, the Receiving Party shall not: (i) disclose, duplicate, copy, transmit or otherwise disseminate in any manner whatsoever any Confidential Information of the Transmitting Party provided to the Receiving Party by reason of the relationship established by

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

this Agreement, or learned by the Receiving Party by reason of this Agreement,
(ii) otherwise use the Confidential Information of the Transmitting Party (A) for the Receiving Party's own benefit or that of any third party, (B) to the Transmitting Party's detriment, (C) for any purpose other than performance of the Services, or (D) in any manner unnecessary to the performance of the Services, (iii) commercially exploit any Confidential Information of the Transmitting Party, (iv) use any copies of any Confidential Information of the Transmitting Party, except as contemplated by this Agreement, (v) acquire any right in, or assert any lien against, the Confidential Information of the Transmitting Party or (vi) refuse for any reason (including a default or material breach of this Agreement by the Transmitting Party) to promptly provide the Confidential Information of the Transmitting Party, including copies thereof, to the Transmitting Party if requested to do so (excluding copies of such Confidential Information as may be necessary to be retained by reason of legal, accounting or regulatory requirements).

          (c) Notwithstanding the provisions of Section 11.1(b) above (General Confidentiality Obligations), the Receiving Party shall be permitted to disclose relevant aspects of the Transmitting Party's Confidential Information to the Receiving Party's and its Affiliates' directors, officers, agents, subcontractors and employees to the extent that such disclosure is necessary for the performance of the Receiving Party's obligations under this Agreement; provided, however, that:

               (i) the Receiving Party shall take all reasonable measures to ensure that the Confidential Information of the Transmitting Party is not disclosed or duplicated in contravention of the provisions of this Agreement by such directors, officers, agents, subcontractors and employees;

               (ii) the Receiving Party shall assume full responsibility for the acts or omissions of the parties listed in Subsection 11.1(c)(i) above (General Confidentiality Obligations) receiving the Confidential Information from or through the Receiving Party; and

               (iii) before disclosing any Confidential Information of the Transmitting Party, all such persons receiving Confidential Information shall: (A) have requisite clearance; (B) if not employees of the Receiving Party (excluding regulators), be subject to a written confidentiality agreement with the Receiving Party that is consistent with this Agreement and that names the Transmitting Party as a third party beneficiary thereof, a copy of which agreement shall be provided by the Receiving Party to the Transmitting Party prior to any such non-employee being given access to the Confidential Information of the Transmitting Party; (C) have a need to know such Confidential Information for performance related to the Services; and
     (D) in the case of employees of the Receiving Party, have been informed of the confidential nature of the Confidential Information and have expressly agreed to act in accordance with the terms and conditions of this Agreement (such agreement to include, with respect to JPMC, affirmation of JPMC's Worldwide Rules of Conduct).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (d) Notwithstanding anything in this Agreement to the contrary, the Receiving Party shall comply with all privacy and data protection laws, rules and regulations and all privacy policies of the Transmitting Party which are, or which may in the future be, applicable to the terms of this Agreement or the Services. The Transmitting Party must advise, and shall have the continuing obligation to advise, the Receiving Party in writing of all such privacy and data protection laws, rules and regulations, and policies of the Transmitting Party which are, or which may in the future be, applicable to the terms of this Agreement or the Services. Without limiting the generality of the preceding sentence, the Receiving Party agrees that it will not use, nor disclose to any other Party, any nonpublic personal information which it receives from the Transmitting Party in connection with this Agreement, except in accordance with this Agreement.

          (e) The obligation to treat information as Confidential Information as provided by this Section 11.1 (General Confidentiality Obligations) shall not apply to information which: (i) shall be publicly available through no action of the Receiving Party in violation of this Agreement, (ii) shall have been in the Receiving Party's possession prior to disclosure by the Transmitting Party,
(iii) the Receiving Party can demonstrate to have been developed by the Receiving Party independently and without use of any Confidential Information that the Transmitting Party has disclosed to the Receiving Party or (iv) shall be obtained by the Receiving Party from third parties not known to the Receiving Party to be bound by an obligation of confidentiality to the Transmitting Party.

          (f) Upon termination of this Master Agreement together with the Agreement Collateral Documents, or any applicable Task Order pursuant to which the Confidential Information was disclosed, or upon the Transmitting Party's earlier request, the Receiving Party, and its subcontractors, shall promptly give over to the Transmitting Party, all of the Transmitting Party's Confidential Information then in the Receiving Party's, or its subcontractors', possession. The Receiving Party, and its subcontractors, shall retain no part or copy of any of the Transmitting Party's Confidential Information and, if requested in writing, the Receiving Party, and its subcontractors, shall certify their respective complete compliance with the foregoing provision.

          (g) The Receiving Party acknowledges that its obligations under this Agreement with regard to: (i) trade secrets of the Transmitting Party shall remain in effect for as long as such information shall remain a trade secret under applicable law, (ii) Personal Information shall remain in effect forever, without expiration and (iii) all other Confidential Information of the Transmitting Party shall remain in effect for a period of five (5) years after the expiration or earlier termination of the applicable Task Order to which such other Confidential Information pertains.

          (h) The Receiving Party acknowledges the competitive value and confidential nature of the Transmitting Party's Confidential Information and that disclosure thereof to any third party could be harmful to the Transmitting Party, competitively and otherwise. If the Receiving Party, or any party to whom the Receiving Party transmits the Confidential Information pursuant to this Agreement, becomes legally compelled to disclose any of the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Confidential Information, the Receiving Party, to the extent permitted by law, shall provide the Transmitting Party with prompt notice so that the Transmitting Party may seek a protective order or other appropriate remedy and shall cooperate in seeking reasonable protective arrangements requested by the Transmitting Party. If such protective order or other remedy is not obtained, the Receiving Party shall furnish only that portion of the Confidential Information which, in the written opinion of its counsel, is legally required, and the Receiving Party shall exercise its reasonable best efforts to obtain reasonable assurance that confidential treatment will be accorded the Confidential Information.

          (i) The Receiving Party acknowledges and agrees that, given the nature of the Confidential Information and the competitive or other damage that may result to the Transmitting Party if information contained therein is disclosed to any third party in breach of the obligations set forth in this Agreement, money damages may not be a sufficient remedy for any breach of this Agreement by the Receiving Party, and that, in addition to all other remedies, the Transmitting Party may be entitled to specific performance and injunctive or other equitable relief as deemed proper or necessary by a court of competent jurisdiction as a remedy for any such breach, and the Receiving Party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.

     11.2 JPMC CONFIDENTIAL INFORMATION SPECIFICALLY. Except as otherwise expressly set forth on a Task Order, all JPMC Confidential Information shall be specifically segmented from information of any third parties and separately safeguarded in accordance with the term and conditions set forth in this Agreement. Without limiting anything contained in this Agreement, without the express prior written consent of JPMC, JPMC Confidential Information shall not be, even upon the expiration of the time periods referred to in Section 11.1(g) (General Confidentiality Obligations): (a) used by Supplier other than in connection with providing the Services, (b) disclosed, sold, assigned, leased or otherwise provided to third parties by Supplier, (c) commercially exploited by or on behalf of Supplier, or (d) allowed by Supplier to be used or disclosed for any of the foregoing purposes by third parties, including Subcontractors. Supplier bears the full and complete risk and liability for all loss, theft or destruction to any JPMC Confidential Information provided to Supplier or any Subcontractor. As part of the Services, Supplier shall promptly correct, at JPMC's request, any errors or inaccuracies in any JPMC Confidential Information and the Reports, when such errors are caused by Supplier or any Subcontractor, and at JPMC's request and expense, any other material errors or inaccuracies in the JPMC Confidential Information. Upon request by JPMC at any time, Supplier shall (y) at JPMC's expense, promptly return to JPMC, in the format and on the media requested by JPMC, all JPMC Confidential Information, and (z) erase or destroy all JPMC Confidential Information in Supplier's possession.

     11.3 UNAUTHORIZED ACTS. In the event of any unauthorized possession, use, knowledge, disclosure, or attempt thereof with respect to any Confidential Information, or loss of, or inability to account for such Confidential Information, the Receiving Party shall:

          (a) Notify the Transmitting Party promptly;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (b) Promptly furnish to the Transmitting Party full details thereof, and use reasonable efforts to assist the Transmitting Party in investigating or preventing the recurrence thereof;

          (c) Use reasonable efforts to cooperate with the Transmitting Party in any litigation and investigation against third parties deemed necessary by the Transmitting Party to protect its proprietary rights; and

          (d) Promptly use all reasonable efforts to prevent a recurrence of the unauthorized act or attempt.

JPMC and Supplier, shall each bear their own respective costs incurred as a result of compliance with this Section 11.3 (Unauthorized Acts).

     11.4 PERSONAL INFORMATION. In the event of a conflict or inconsistency between a provision of this Agreement applicable to Confidential Information, on the one hand, and a provision of this Agreement applicable to Personal Information, on the other hand, the latter will control to the extent of the conflict or inconsistency. Personal Information includes copies of such information or materials derived from such information. Notwithstanding anything in this Agreement to the contrary:

          (a) Supplier will keep confidential and will not use or disclose to any party (including Affiliates of Supplier), any Personal Information, except as authorized in writing by JPMC or as appropriate in connection with performing the Services in accordance with the terms and conditions set forth in this Agreement. Supplier acknowledges that it has received and reviewed a copy of JPMC's privacy policy applicable to Personal Information and it agrees that it will not act in a manner that is inconsistent with such policy.

          (b) Supplier will maintain appropriate physical, electronic and procedural safeguards to store, dispose of (if applicable) and secure Personal Information to protect it from unauthorized access, use, disclosure, alteration, loss and destruction. The safeguards used by Supplier to protect Personal Information will be no less than those used by Supplier to protect its own Confidential Information. In addition, Supplier will comply with any other security safeguards and standards required by this Agreement.

          (c) Supplier will control access to Personal Information and, except as required by law or as otherwise expressly permitted by this Agreement, permit access only to individuals who need access in connection with the Services and will cause such individuals to maintain the confidentiality of Personal Information.

          (d) As between JPMC and Supplier, Personal Information, and all applicable Intellectual Property rights embodied in the Personal Information, shall remain the property of JPMC. Supplier will, upon the expiration or earlier termination of this Agreement, or any applicable Task Order pursuant to which the Personal Information was disclosed, or upon JPMC's earlier request, return to JPMC all Personal Information or destroy it, as specified by JPMC. Supplier will provide to JPMC a destruction certificate if so requested.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (e) Without limiting the generality of Section 12.1(e) of this Agreement (compliance with all applicable laws), Supplier represents that it is its intent to comply, and covenants that it shall comply, with all privacy and data protection laws ("Privacy Laws") and all rules and regulations which apply to Supplier in the performance of its obligations under this Agreement including all Task Orders: (1) of all Applicable Countries and (2) which are or which in the future may be applicable to Personal Information or the Services, including the GrammLeach-Bliley Act (PL 106-102) (15 USC 6801 et seq.), the Fair Credit Reporting Act (15 USC 1681 et seq.), implementing legislation for Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 (as incorporated into domestic legislation of the member states of the European Union including the Data Protection Act 1998 of the United Kingdom), and any applicable secondary legislation, regulations, and orders. Each Party shall co-operate with the relevant authorities in accordance with any applicable timeframes identified by such authorities in identifying the respective roles and obligations of each Party with respect to Personal Information. If a warrant or similar document is issued by a court of competent jurisdiction in an Applicable Country for the inspection, examination, operation or testing of any Supplier technologies used or intended to be used for Personal Information, Supplier shall promptly notify JPMC-designated recipients in writing. If Supplier is required to disclose Personal Information: (A) in accordance with the Privacy Laws of an Applicable Country or (B) as required by the order of a court of competent jurisdiction of an Applicable Country, it shall promptly notify JPMC in writing prior to disclosure. To the extent that in providing the Services, Supplier has access to any 'personal data' (as defined in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (the "Directive"))("Personal Data") from a member state of the European Union, then Supplier shall comply with the Addendum set forth hereto as Master Agreement Exhibit H (European Union Privacy Addendum).

     For the purposes of the remainder of this Subsection 11.4(e) (Personal Information), where the words and phrases used are not defined in this Agreement, they shall have the meanings ascribed to them by the Directive. To the extent that in providing the Services, Supplier in any country outside of the European Economic Area comes into possession of or processes any Personal Data that has previously been processed in any country within the European Economic Area, then Supplier shall comply with the Addendum set forth hereto as Master Agreement Exhibit H (European Union Privacy Addendum).

     If during the term of this Agreement either Party: (i) having an establishment on the territory of a Member State of the European Union; or (ii) having an establishment in a place where the national law of a Member State applies by virtue of international public law; or (iii), for the purposes of processing personal data, makes use of equipment, automated or otherwise, situated on the territory of a Member State, comes into possession of or processes personal data in respect of inter alia the other Party's clients, employees or agents ("Data") then each Party agrees and undertakes that during the term of this Agreement it will comply with the obligations imposed by the Directive and the implementing legislation of any Member State, and in particular each Party confirms that it has in place appropriate technical and organizational measures sufficient to satisfy the requirements of the Directive and the implementing legislation

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

of any Member State and which shall include appropriate technical and organizational measures so as to: (i) prevent the unauthorized or unlawful processing of the Data, (ii) prevent the loss, falsification or destruction of, or damage to the Data and (iii) ensure that adequate measures are imposed to prevent the introduction of any viruses which may corrupt, delete or otherwise affect the integrity of the Data.

     Supplier confirms that when it is processing Data it will act solely on the reasonable instructions of JPMC. Supplier further confirms that, except as otherwise provided for under the Agreement, it will not transfer the Data outside of the European Economic Area without the express written agreement of JPMC.

          (f) Supplier has: (i) established and will maintain appropriate policies and procedures to comply with its obligations concerning Personal Information under this Agreement, (ii) provided, and will provide, training on such policies and procedures for employees with access to Personal Information and (iii) established and will enforce appropriate disciplinary measures for individuals who fail to comply with such policies and procedures.

          (g) To the extent permitted by law, Supplier will promptly notify JPMC in writing if it becomes aware of: (i) any breach of its information security procedures, (ii) any loss of Personal Information, (iii) any attempt to obtain unauthorized access, disclosure or use of Personal Information or (iv) any attempt to alter or destroy any Personal Information. Such notice will include steps taken or planned to be taken by Supplier to remedy the situation.

          (h) Notwithstanding anything contained in this Agreement, JPMC has the right to terminate one or more Task Orders (in whole or in part), immediately without penalty for a failure of Supplier to comply with its obligations concerning Personal Information set forth herein. Supplier acknowledges that the unauthorized disclosure of Personal Information is likely to cause irreparable injury to JPMC and that, in the event of a violation or threatened violation of any of these obligations, JPMC shall have no adequate remedy at law and shall therefore be entitled to enforce each such obligation by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages or the adequacy of money damages, posting any bond or other security or giving any undertaking, and without prejudice to any other rights and remedies which may be available, at law or in equity.

               (i) Supplier will not use Personal Information to contact any person except if required by any Applicable Law, provided that any such contact does not involve marketing or solicitation of products or services.

          (i) Specifically in relation to Personal Information processed currently in certain countries (e.g., Switzerland and Luxembourg), both Parties recognize that Applicable Laws may require that the provision of Services may not be possible without: (i) obtaining the consent of customers or other contacts of JPMC, (ii) the grant of a power of attorney to JPMC by the customer or other contact of the relevant JPMC Affiliate or (iii) sending notice to customers or other contacts of JPMC, or as needed execution of service agreements between Supplier and the local JPMC entity in the local jurisdiction. Where JPMC determines that this result is neither

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

appropriate nor practical, JPMC may elect, subject to Section 16.2 (Termination for Convenience) of this Agreement, to remove some or all of the Services to be provided hereunder in such jurisdiction.

12.  REPRESENTATIONS AND WARRANTIES.

     12.1 REPRESENTATIONS AND WARRANTIES. Supplier represents and warrants that:

          (a) Supplier is a corporation, validly existing and in good standing under the laws of the State of Delaware.

          (b) Supplier has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (c) Supplier is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on Supplier's ability to fulfill its obligations under this Agreement.

          (d) The execution, delivery and performance of this Agreement by Supplier has been duly authorized by all necessary corporate action of Supplier.

          (e) Supplier shall comply with all Applicable Laws, including identifying and procuring required permits, certificates, approvals and inspections and all privacy and data protection laws and all rules and regulations: (i) of all Applicable Countries or (ii) which are or which may in the future be applicable to Personal Information or the Services, including the Gramm-Leach-Bliley Act (P.L. 106-102) (15 U.S.C. Section 6801 et seq.), the Fair Credit Reporting Act (15 U.S.C. Section 1681 et seq.), Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 (as incorporated into domestic legislation of the EU countries including the U.K. Data Protection Act of 1998), and any applicable secondary legislation, regulations, and orders. If a warrant or similar document is issued by a court of competent jurisdiction in an Applicable Country for the inspection, examination, operation or testing of any Supplier Intellectual Property or Work Product used or intended to be used for Personal Information, Supplier shall promptly notify JPMC-designated recipients in writing, if so permitted by law. If Supplier is required to disclose Personal Information (1) in accordance with the privacy and data protection laws of an Applicable Country or (2) as required by the order of a court of competent jurisdiction of an Applicable Country, it shall promptly notify JPMC in writing, if so permitted by law.

          (f) Supplier's and the Subcontractors' performance of this Agreement will not constitute: (i) a violation of any judgment, order, or decree, (ii) a default under any material contract by which it or they are bound or (iii) an event that would, with notice and/or lapse of time, constitute such a default.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (g) Supplier will not perform, or permit any Subcontractor to perform, its responsibilities under this Agreement with actual knowledge on the part of Supplier (or such Subcontractor, to the extent Supplier is aware of such Subcontractor's knowledge), that the manner in which such responsibilities are performed would cause JPMC to be in violation of any Applicable Law.

          (h) Supplier has not disclosed any JPMC Confidential Information.

          (i) Supplier and each Subcontractor shall perform its obligations under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any Third Party Intellectual Property Rights, and all Services, Work Product (as of the date of delivery of the Work Product to JPMC), Supplier Tools, Supplier Software, and Supplier Machines shall not infringe or misappropriate any Third Party Intellectual Property Rights.

          (j) Prior to use to provide the Services, Supplier shall verify that all Supplier Software and Supplier Machines: (i) have been properly installed,
(ii) are operating in accordance with all specifications therefor, (iii) are suitable and capable to use adequately in connection with the Services, (iv) shall operate in accordance with the Service Levels set forth in the applicable Task Order and (v) are performing in a reliable manner.

          (k) Supplier shall perform the Services in accordance with: (i) the Service Levels and (ii) any relevant third party vendor's, license, documentation and recommendations; provided, for any third party material provided by JPMC, JPMC provides the necessary license, documentation and recommendations. All Work Product shall operate in the Operating Environment in accordance with all applicable Specifications and Documentation.

          (l) No Destructive Elements will be coded or introduced into any Work Product, JPMC Software, Operating Environment, Supplier Software, Supplier Machines, or other software or systems used to provide the Services. Supplier agrees that, if any Destructive Elements are found to have been introduced into any Work Product, JPMC Software, Operating Environment, Supplier Software, Supplier Machines, or other software or systems used to provide the Services, and without limitation of all other rights and remedies of JPMC, including under this Agreement, at law and/or in equity, Supplier shall use its best commercial efforts, at no additional charge, to assist JPMC in eliminating or reducing the effects of the Destructive Elements and, if the Destructive Elements cause an Error in the Applications, a loss of operational efficiency or loss of data, to assist JPMC to the same extent to mitigate and restore such losses. Supplier shall be responsible for any losses, damage or liabilities attributable to any such Destructive Elements that have not been eliminated or reduced.

          (m) All Supplier Software shall be commercially available at the time Supplier or such Subcontractor chooses to utilize such Supplier Software, unless Supplier (on its own behalf or on behalf of a Subcontractor) first obtains JPMC's express prior written consent thereto and Supplier shall maintain, for the duration of this Agreement, valid licenses for all such Supplier Software.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (n) All reports and tax returns (including employment and withholding taxes) of Supplier and each Subcontractor required, as a result of this Agreement, to be filed under Federal, state, local and foreign laws, shall be filed on a timely basis, and Supplier, and each Subcontractor, unless contesting such in good faith, shall promptly pay all governmental taxes, assessments, fees and other charges lawfully levied upon or assessed against it.

          (o) Supplier has not violated any Applicable Law regarding the offering of unlawful inducements in connection with this Agreement, or JPMC policy to avoid even the appearance of impropriety. If at any time during the Agreement Term JPMC determines that the foregoing warranty has been violated, then, in addition to any other rights JPMC may have under this Agreement, at law or in equity, JPMC shall have the additional right to terminate one or more Task Orders, without penalty and without affording Supplier an opportunity to cure.

          (p) Supplier shall use reasonable best efforts to take precautions necessary to ensure that all Supplier Service Locations and Supplier Machines shall be safeguarded against "hacker" attempts.

          (q) Supplier shall provide such other representations and warranties that are set forth in any Task Order.

          (r) Unless otherwise set forth on an applicable Task Order, the Services and all Work Product: (i) are and will be capable of supporting the "Euro" as a main or additional currency, including, for the avoidance of doubt:
(x) the ability to convert into Euro from other currencies and from other currencies into Euro; (y) the ability where necessary to interface with systems, including systems for making and receiving payments, denominated in Euros; and
(z) the ability to deal with additional currencies which, as of the Effective Date, do not form part of the European Monetary Union ("EMU"), but which subsequently join the EMU ("Additional EMU Currencies") thereby necessitating conversion of those Additional EMU Currencies into Euro in accordance with the requirements of relevant European Union or applicable legislation; (ii) are not and will not be adversely affected or manifest any errors by virtue of any requirement to convert currencies or units of currency as a result of the EMU (including as a result of Additional EMU Currencies joining the EMU) or any other variation in currency, conversion of currency or alteration of pricing structures and (iii) will comply with all applicable legislation and legislative changes, including those in connection with or pertaining to the EMU and the currencies which form part of it, which shall also include legislation relating to Additional EMU Currencies joining the EMU, all without additional expense to JPMC and without causing any disruption to the Services.

     12.2 DISCLAIMER. EXCEPT AS SPECIFIED IN THIS AGREEMENT, NEITHER JPMC NOR VENDOR MAKES ANY OTHER WARRANTIES WITH RESPECT TO THE SERVICES OR THE SYSTEMS AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

13.  INDEMNITIES.

     13.1 INDEMNITY BY JPMC. Subject to the limitations contained in Section
14.2 (Limitations on Liability), JPMC agrees to indemnify and hold harmless Supplier, and its directors, officers, employees, agents and assigns, as applicable, in accordance with the procedures described in Section 13.3 (Indemnification Procedures) hereof against any and all liability or expenses (including attorneys' fees and expenses) arising out of, or relating to, any Claim resulting directly and proximately from, or in connection with:

          (a) The death or bodily injury of any agent, employee, customer, contractor, business invitee or business visitor of Supplier to the extent caused or contributed to by JPMC's negligence or willful misconduct as adjudicated by a competent court of law.

          (b) The damage, loss or destruction of any real or tangible personal property owned or leased by Supplier to the extent caused or contributed to by the negligence or willful misconduct of JPMC as adjudicated by a competent court of law.

          (c) A breach of JPMC's obligations to get all necessary JPMC Consents.

     13.2 INDEMNITY BY SUPPLIER. Supplier shall indemnify, hold harmless, and defend JPMorgan Chase Bank and its Affiliates, and their respective directors, officers, employees, retirees, agents, and assigns, as applicable, from any liability, damages, losses, judgments, amounts agreed upon in settlement, costs and expenses (including attorneys' fees and expenses) arising out of, connected with or resulting from, any Claim relating to:

          (a) Any duties or obligations of Supplier, its Affiliates or any Subcontractor, or any Supplier Personnel in respect of a third party or any Subcontractor of any tier (i.e., direct Subcontractors, their subcontractors, and so on), including Claims based on employer status or on Supplier's payment obligations to the Subcontractors.

          (b) Failure of the facilities and the physical and data security controls at Supplier Service Locations to conform to JPMC standards and specifications provided to Supplier in writing hereunder.

          (c) Death or personal injury of any agent, employee, customer, contractor, business invitee or business visitor of JPMC, or any property damage to any real or personal property owned or leased by JPMC, to the extent caused or contributed to by the negligence or willful misconduct of Supplier, its Affiliates, any Supplier Personnel, or any Subcontractor.

          (d) Damage, loss or destruction of any real or personal property owned or leased by JPMC while in Supplier's control to the extent caused or contributed to by Supplier, its Affiliates, any Supplier Personnel, or any Subcontractor.

          (e) A breach, or alleged breach, of Supplier's or the Subcontractors' obligations set forth in Article 11 (Confidentiality; Compliance with Privacy Policies) and Section 12.1 (Representations and Warranties) hereof.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (f) Any acts or damage caused by any Subcontractor or other third party service provider retained by Supplier to provide the Services, regardless of whether JPMC has authorized the use of such third party service provider by Supplier, to the same extent Supplier would be liable if Supplier performed such acts or damages.

          (g) Supplier's failure to pay any Subcontractors for the services provided in connection with the Services.

          (h) Any taxes or other similar charges, including interest and penalties, assessed against JPMC which are obligations of Supplier hereunder.

               (i) All or any part of the Work Product, the Supplier Tools (to the extent incorporated into any Deliverables), or the Documentation infringe on, violate or misappropriate any copyright, patent, trademark, trade secret or other proprietary right of any entity or person; provided that Supplier shall have no obligation under this Subsection 13.2(i) (Indemnity by Supplier) or other liability for any infringement or misappropriation claim resulting or alleged to result from: (1) use of the Work Product or the Supplier Tools (to the extent incorporated into any Deliverables) or any part thereof in combination with any equipment, software or data not approved for use by Supplier in writing (such writing shall include Documentation and comments to the source code), or if the Work Product has been modified or altered by any person or entity other than Supplier without the written approval of Supplier (such writing shall include Documentation and comments to the source code); (2) any aspect of JPMC software, documentation or data which existed prior to Supplier's performance of Services; or (3) JPMC continuing the allegedly infringing activity after being notified thereof and provided with modifications that would have avoided the alleged infringement. This Subsection 13.2(i) (Indemnity by Supplier) sets forth the exclusive remedy and entire liability and obligation of Supplier with respect to intellectual property infringement or misappropriation claims, including patent or copyright infringement claims and trade secret misappropriation.

Supplier shall indemnify JPMC from any costs and expenses incurred in connection with the enforcement of this Section 13.2 (Indemnity by Supplier).

     13.3 INDEMNIFICATION PROCEDURES.

          (a) If any Claim is commenced against any Party entitled to indemnification under this Article 13 ("Indemnified Party"), written notice thereof shall be given to the Party that is obligated to provide indemnification ("Indemnifying Party") promptly upon receipt of the Claim by the Indemnified Party. Failure to give such notification shall not affect the indemnification provided hereunder except to the extent that the Indemnifying Party has actually been materially and adversely affected as a result of such failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give notice if such Indemnified Party failed to give prompt notice). To the extent received, the Indemnified Party shall deliver copies of all notices and documents related to the

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Claim, including court papers, to the Indemnifying Party within five (5) business days of the Indemnified Party's receipt thereof.

          (b) After such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice delivered to the Indemnified Party not less than fifteen (15) days prior to the date on which a response to such Claim is due, to immediately take control of the defense and investigation of such Claim and to select and engage attorneys reasonably satisfactory to the Indemnified Party to handle and defend the same, at the Indemnifying Party's sole cost and expense.

          (c) The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through the Indemnified Party's own attorneys or otherwise, in such investigation, trial and defense of such Claim; and any appeal arising therefrom. The Indemnifying Party will bear the costs of counsel engaged by the Indemnified Party by reimbursing the Indemnified Party, as such costs are incurred and upon request therefor, if:
(i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest that would preclude such counsel from representing the Indemnified Party or (ii) the Indemnifying Party has failed to engage counsel reasonably satisfactory to the Indemnified Party within thirty (30) days after the Indemnifying Party has received notice of a Claim.

          (d) If the Indemnifying Party does not assume full control over the defense of a Claim subject to such defense as provided in this Section 13.3 (Indemnification Procedures), the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party, and the Indemnifying Party will bear the costs incurred by the Indemnified Party in connection therewith by reimbursing the Indemnified Party, as such costs are incurred and upon request therefor.

          (e) Supplier shall not settle any claim, action or proceeding in respect of which indemnity may be sought hereunder, whether or not JPMC is an actual or potential party to such claim, action or proceeding without JPMC's written consent, which consent shall not be unreasonably withheld, delayed, or conditioned. Notwithstanding the foregoing, JPMC may withhold, delay and/or condition its consent to any settlement of a Claim, in JPMC's sole and absolute discretion, if:

               (i) such settlement: (A) involves a remedy other than the payment of money by the Indemnifying Party, (B) affect any rights of JPMC, including any rights with respect to the Work Product, (C) impose any actual liability upon JPMC, or (D) contain or imply (1) a factual admission by or with respect to JPMC, (2) any adverse statement or implication with respect to the character, professionalism, due care, loyalty, expertise, or reputation of JPMC, or (3) any wrongful action or inaction by JPMC; or

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

               (ii) Supplier and all plaintiffs or claimants do not affirmatively and unconditionally absolve and release JPMC from any responsibility or liability with respect thereto and the subject matter thereof and any responsibility or liability with respect to the same, similar, or related facts or circumstances.

          (f) If JPMC is enjoined, or is otherwise prohibited, from using any Work Product, Supplier Tools (to the extent such tools are incorporated into any Deliverable), or Documentation (or any part thereof) as a result of or in connection with any Claim under Subsection 13.2(i) (Indemnity by Supplier), Supplier promptly shall, at its sole expense and in the following order of precedence: (i) procure for JPMC the right to continue to use the Work Product, Supplier Tools or Documentation; (ii) modify the Work Product, Supplier Tools or Documentation so that it becomes noninfringing and nonviolative, without diminishing the functionality or performance of the Work Product, Supplier Tools or Application or (iii) replace the Work Product, Supplier Tools or Documentation with software and documentation that are noninfringing and nonviolative with equivalent functionality and performance. If Supplier cannot, after using its best commercial efforts to do so within a reasonable period of time, so procure, modify or replace the Work Product or Supplier Tools, the Supplier shall terminate the applicable Task Order with respect to the Services and Work Product involved and promptly refund to JPMC the Fee for the Services and Work Product involved under such Task Order.

14.  DAMAGES.

     14.1 DIRECT DAMAGES. Supplier shall reimburse JPMC for any direct damages arising out of or relating to Supplier's performance under this Agreement. Without limitation, the following shall be considered direct damages and Supplier shall not assert that they are indirect, incidental, special or consequential damages or lost profits to the extent they result from Supplier's failure to provide all or any part of the Services in accordance with this
Agreement:

          (a) costs of recreating or reloading any of JPMC's information that is lost or damaged;

          (b) costs of implementing a work around;

          (c) costs of replacing lost or damaged equipment, software and materials;

          (d) costs and expenses incurred by JPMC to correct errors in software maintenance and enhancements provided as part of the Services;

          (e) costs and expenses incurred by JPMC to procure any Services from an alternate source, to the extent in excess of Supplier's charges under this Agreement after Supplier has been given an opportunity to cure and mitigate its damages;

          (f) straight time, overtime or related expenses incurred by JPMC, including overhead allocations, wages and salaries of additional employees, travel expenses, overtime expenses, telecommunications charges and similar charges incurred in connection with Subsections 14.1(a) through (e) above; and

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (g) payments or penalties imposed by a regulatory authority for failure to comply with any Applicable Law.

     14.2 LIMITATIONS ON LIABILITY.

          (a) EXCEPT AS PROVIDED IN SECTION 14.2(d) (EXCLUSIONS) BELOW, VENDOR'S AGGREGATE LIABILITY TO JPMC FOR ALL CAUSES OF ACTION OR CLAIMS, INCLUDING BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE (INCLUDING NEGLIGENT MISREPRESENTATION), AND OTHER TORTS ARISING OUT OF OR RELATING TO A PARTICULAR TASK ORDER UNDER THIS AGREEMENT IN ANY ONE TASK ORDER YEAR SHALL NOT EXCEED THE GREATER OF: (i) [***********] THE AGGREGATE SUM PAID TO VENDOR DURING THE IMMEDIATELY PRECEDING [***********] PERIOD FOR THE TASK ORDER UNDER WHICH SUCH CLAIM AROSE PROVIDED, HOWEVER THAT IF THE EVENT THAT IS THE SUBJECT OF THE CLAIM OCCURS DURING THE FIRST [******** ] MONTHS AFTER THE TASK ORDER EFFECTIVE DATE, LIABILITY SHALL NOT EXCEED [********] AN AMOUNT EQUAL TO (Y) THE AVERAGE OF THE TOTAL CHARGES PAID TO VENDOR FOR THE MONTHS OF THE TASK ORDER TERM THAT HAVE PASSED, MULTIPLIED BY (Z) [********] AND (ii) [***************] [**********]
PROVIDED THAT SUBJECT TO SECTION 14.2(d) (EXCLUSIONS) BELOW, IN NO EVENT SHALL VENDOR'S AGGREGATE LIABILITY TO JPMC FOR ALL CAUSES OF ACTION OR CLAIMS, INCLUDING BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE (INCLUDING NEGLIGENT MISREPRESENTATION), AND OTHER TORTS ARISING OUT OF OR RELATING TO ARISING UNDER THE AGREEMENT (INCLUDING ALL TASK ORDERS) DURING THE AGREEMENT TERM EXCEED [*******************************].

          (b) EXCEPT AS PROVIDED IN SECTION 14.2(d) (EXCLUSIONS) BELOW, JPMC'S AGGREGATE LIABILITY TO VENDOR FOR ALL CAUSES OF ACTION OR CLAIMS, INCLUDING BREACH OF WARRANTY, BREACH OF CONTRACT, GROSS NEGLIGENCE, AND OTHER TORTS ARISING OUT OF OR RELATING TO THIS AGREEMENT, SHALL NOT EXCEED THE AMOUNT PAID AND OWED TO VENDOR UNDER THE PARTICULAR TASK ORDER FROM WHICH SUCH CLAIMS AROSE.

          (c) SUBJECT TO SECTION 14.1 (DIRECT DAMAGES), AND EXCEPT AS PROVIDED IN SECTION 14.2(d) (EXCLUSIONS) BELOW, NEITHER PARTY SHALL HAVE ANY LIABILITY, WHETHER BASED ON CONTRACT OR TORT (INCLUDING NEGLIGENCE) FOR ANY PUNITIVE, EXEMPLARY, CONSEQUENTIAL, SPECIAL, INDIRECT OR INCIDENTAL LOSS OR DAMAGE SUFFERED BY THE OTHER PARTY, INCLUDING LOSS OF DATA, PROFITS (EXCLUDING PROFITS UNDER THIS AGREEMENT), INTEREST OR REVENUE, OR USE OR INTERRUPTION OF BUSINESS, ARISING FROM OR RELATED TO THIS AGREEMENT, EVEN IF SUCH PARTY IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (d) Exclusions. The limitations or exculpation's of liability set forth in Section 14.2(a), Section 14.2(b), and Section 14.2(c) are not applicable to (i) the failure of JPMC to make undisputed payments due under this Agreement, (ii) indemnification Claims as set forth in Sections 13.1(a) and (c), and Section 13.2, (iii) Supplier's breach of any provision contained in Section
12.1 (Representations and Warranties) or Section 18 (Security; Information Technology Control Policies), (iv) breaches of Article 11 (Confidentiality; Compliance with Privacy Policies) (including Agreement Exhibit H), (v) Supplier's fraud and other willful misconduct, (vi) Supplier's Abandonment (as such term is defined herein) of its obligations under this Agreement, and (vii) reimbursements of damages pursuant to Section 14.1 (Direct Damages). "Abandonment", as such term is used herein, shall mean (1) Supplier's refusal or intentional cessation of performing any material obligation under this Agreement, or (2) Supplier's purported termination of this Agreement without providing the notices required hereunder.

15.  INSURANCE AND RISK OF LOSS.

     15.1 INSURANCE. Throughout the Agreement Term, Supplier shall maintain at its own expense, and require its Subcontractors to maintain at their own expense or Supplier's expense, insurance of the type and in the amounts set forth below in a policy or policies of insurance, primary and excess, including, where appropriate, umbrella or catastrophic form:

          (a) Disability and Workers Compensation Insurance with coverage applicable in all states in which Services are to be performed under any Task Order, with Workers' Compensation limits in accordance with the statutory requirements of each such state, and Coverage B - Employer's Liability Coverage, including occupational disease, with a limit of not less than $1,000,000 per occurrence, including coverage for bodily injury by accident or disease, including death.

          (b) Commercial General Liability Insurance covering Supplier's operations, with limits acceptable to JPMC with combined single limits for bodily injury, personal injury, and property damage of not less than $3,000,000, including coverage as follows: (i) Comprehensive Form; (ii) Broad Form Contractual Liability; (iii) Independent Contractors Liability; (iv) Broad Form Property Damage; and (v) Personal Injury and Advertising Liability.

          (c) Commercial Crime Insurance in the amount of [*********] including coverage for (i) theft or loss of JPMC property and JPMC customer and employee property, and (ii) electronic and computer crime or unauthorized computer access coverage.

          (d) Errors and Omissions or similar Professional Liability Insurance in the amount of $10,000,000 covering losses arising from (i) errors and omissions caused by Supplier's negligence in the performance of its duties under this Agreement, (ii) the negligent performance of any software provided or developed by Supplier, and (iii) the negligent design, development, maintenance, operation, and anything incidental thereto, of an Internet web site.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (e) With regard to Supplier's Locations, only, Building and/or Personal Property Insurance including coverage for the cost to research, replace, or restore lost information including those that exist on electronic or magnetic media, against all risks of physical loss or damage including theft, on a replacement cost basis.

     15.2 CERTIFICATES. A certificate of insurance, or a brokers representation letter, corresponding to each such policy shall be delivered by Supplier to JPMC on or before the date upon which Supplier first commences providing any Services under this Agreement. Each such certificate of insurance shall contain an agreement by the issuing insurance company that such insurance will not be canceled or terminated without thirty (30) days prior written notice to the insured.

     15.3 POLICIES. Insurance provided under this Agreement must be placed with carriers with A.M. Best's rating of A - VIII or superior. All policies shall be endorsed to show that they are primary to any policy maintained by JPMC. No policy of insurance required of Supplier hereunder shall exclude coverage for, or protection from, Destructive Elements.

          (a) Supplier shall add JPMorgan Chase Bank and any and all JPMC Affiliates as their interests may appear as additional insureds to the policy required under Section 15.1(b) (Insurance), but only in respect to the work being performed pursuant to this Agreement, which shall expressly include all Task Orders. All such policies also shall be endorsed with the provisions that the coverage afforded for JPMC shall be primary and shall not require contribution by any other similar insurance available to JPMC.

          (b) Should Supplier fail to provide continuous insurance coverage as set forth herein, JPMC may charge back against Supplier invoices for the cost of obtaining similar protection as well as any claim that would have been paid had the above-described insurance coverage been obtained.

          (c) The insurance required in this Article 15 (Insurance and Risk of Loss), and approval of Supplier's insurance by JPMC, shall not affect Supplier's obligations, or JPMC's rights and remedies under this Agreement, at law or in equity.

     15.4 RISK OF LOSS. Each Party shall be responsible for risk of loss of, and damage to, any equipment, software or other materials in its possession or under its control.

16.  TERM; TERMINATION.

     16.1 TERM. The term of this Agreement (the "Initial Agreement Term" shall commence on the Agreement Effective Date and expire on the tenth (10th) anniversary of the Agreement Effective Date, unless terminated earlier in accordance with the terms hereof. Upon expiration of the Initial Agreement Term, the Parties may mutually determine to renew this agreement for an additional period to be mutually determined (the "Renewal Agreement Term", together with the "Initial Agreement Term", the "Agreement Term"). Upon expiration or termination of the Agreement Term, the Parties shall not execute any new Task Orders; however,


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

this Agreement shall remain in full force and effect for each then outstanding Task Order to the extent its Task Order Term extends beyond the Agreement Term until the expiration of such Task Order Term, including all extensions and renewals thereof, and any End of Term Assistance Periods.

     16.2 TERMINATION FOR CONVENIENCE. JPMC may terminate this Master Agreement together with the Agreement Collateral Documents, or one or more Task Orders without penalty, at any time by giving Supplier notice of the termination during the first year of the Agreement Term or the Task Order Term, as the case may be, at least ninety (90) days prior to the termination date specified in the notice; during the second year of the Agreement Term or the Task Order Term, as the case may be, at least sixty (60) days prior to the termination date specified in the notice; and during the remaining years of the Agreement Term or the Task Order Term, as the case may be, including any renewals or extensions thereof, thirty
(30) days prior to the termination date specified in the notice. For purposes of clarification, notwithstanding the notice period required for termination of the Master Agreement under this Section 16.2 (Termination for Convenience), the notice period applicable to each Task Order for termination under this Section
16.2 (Termination for Convenience) shall be determined by the date each Task Order was entered into by the parties, and each Task Order shall continue under the terms of this Agreement until its applicable termination date as though the Master Agreement were in full force and effect with regard to such Task Order. Notwithstanding anything to the contrary set forth above, unless set forth otherwise in a Task Order, JPMC may terminate any Task Order for development Services, without penalty, at any time by giving Supplier notice of the termination at any time during the Task Order Term, at least thirty (30) days prior to the termination date specified in the notice.

     16.3 TERMINATION FOR CAUSE. Except as otherwise provided in Section 16.6 (Other Terminations) below, if either Party fails to perform any of its material obligations under this Agreement and does not cure such failure within thirty
(30) days after being given notice specifying the nature of the failure, then the non-defaulting Party may, by giving notice to the defaulting Party, terminate the Task Order(s) affected by such breach, as of the date specified in such notice of termination. Without limiting any provision of this Section 16.3 (Termination for Cause), repeated breaches by a Party of its duties or obligations under a particular Task Order, or Supplier's failure to achieve the Service Levels under a particular Task Order shall each be deemed a material breach of this Agreement.

     16.4 TERMINATION FOR INSOLVENCY; CHANGE OF CONTROL. If either Party: (a) files for bankruptcy, (b) becomes or is declared insolvent, or is the subject of any proceedings related to its liquidation, insolvency or the appointment of a receiver or similar officer for it, (c) makes an assignment for the benefit of all or substantially all of its creditors or (d) enters into an agreement for the composition, extension, or readjustment of substantially all of its obligations, then the other Party may, by giving written notice of termination to such Party, terminate this Agreement as of the date specified in such notice of termination. In addition, JPMC may, by giving written notice of termination to Supplier, terminate this Agreement as of the date specified in such notice of termination in the event of a transfer Change of Control of Supplier.


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

     16.5 DISCONTINUANCE OF SERVICES. Upon receipt of any termination notice, Supplier shall discontinue the Services on the date specified in the notice. Supplier shall be paid for the actual costs incurred during performance hereunder, up to the termination date specified in said notice, any costs not previously reimbursed by JPMC to the extent such costs are actual, necessary, reasonable, and verifiable costs which have been incurred by Supplier and which are otherwise reimbursable hereunder. In no event shall such costs include unabsorbed overhead or anticipated profit.

     16.6 OTHER TERMINATIONS. In addition to the termination rights contained in this Article 16 (Term; Termination), there are additional termination rights provided in Section 5.2 (Key Personnel), Section 7.1 (Work Product), Section
11.4 (Personal Information), Section 12.1 (Representations and Warranties),
Section 13.3 (Indemnification Procedures), Section 18.3 (Compliance with JPMC Information/Technology Control Policies), Section 18.9 (Disaster Recovery Plan), and Section 19.13 (Force Majeure) of this Master Agreement, and any Task Order may be terminated as provided in such Task Order. The notice period required for such termination, if any, shall be as specified in the applicable section, if any.

17.  END OF TERM ASSISTANCE.

     17.1 END OF TERM ASSISTANCE SERVICES. As a part of the Services, and at JPMC's written request, Supplier will provide JPMC with End of Term Assistance Services during the End of Term Assistance Period. The quality and level of the Services shall not be degraded during the End of Term Assistance Period. After the expiration of the End of Term Assistance Period, Supplier shall deliver to JPMC, as applicable, any remaining JPMC Confidential Information still in Supplier's possession in connection with the applicable Task Order. Supplier should confirm its willingness to provide JPMC with information related to the Services and Work Product that JPMC reasonably requests during the Term to enable JPMC to draft a request for proposal(s), and to provide due diligence information for recipients of such RFP, relating to a portion or all the Services. Supplier may or may not be a recipient of such RFP. Supplier should identify in detail any type of information that it would be unwilling to provide to JPMC under such circumstances.

     17.2 JPMC'S THIRD PARTY DESIGNEES. If and to the extent that any third parties are designated by JPMC to assume responsibility for the Services, or any part of the Services, Supplier shall provide (or cause the Subcontractor(s) to provide) End of Term Assistance Services to JPMC's designees. Supplier shall provide such designees with such information regarding the Services as is reasonably prudent or necessary in order for JPMC's designees to assume responsibility for, and continue the performance of, the Services in an orderly manner.

     17.3 END OF TERM ASSISTANCE SERVICES FEES. JPMC shall pay to Supplier, Fees for End of Term Assistance Services pursuant to the applicable Task Order, or if none is listed in an applicable Task Order, then at Supplier's then current standard time and materials fees for such Services. To the extent possible, Supplier shall minimize any Fees for End of Term Assistance Services by utilizing resources included in the Fees already paid by JPMC to Supplier, or being


                                       49

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

paid by JPMC to Supplier after such expiration or termination, to provide the End of Term Assistance Services.

18.  SECURITY; INFORMATION TECHNOLOGY CONTROL POLICIES.

     18.1 SAFETY AND SECURITY PROCEDURES. Supplier shall comply with all safety and security procedures of JPMC set forth herein and in any Task Order. As part of the Services, Supplier shall maintain and enforce safety and security procedures at Supplier Service Locations with regard to the Services that are at least as rigorous as those procedures maintained by JPMC as of the Effective Date, including the following:

          (a) Supplier shall maintain and enforce safety and security procedures for Supplier Service Locations including where any Application maintenance or development, JPMC operating system environments and telecommunications infrastructures are located, which procedures shall be (i) designed to protect the JPMC Confidential Information from unauthorized access, including taking reasonable steps to avoid the corruption, loss or mistransmission of data and to ensure the security of data during transmission, including the use of reasonable and customary data encryption techniques, (ii) at least as stringent as the most rigorous standard for any Supplier facility used to provide any similar services and (iii) in compliance with applicable regulatory requirements, if any. Supplier shall provide documentation of Supplier's and the Subcontractors' security policies and practices and shall detail such policies and practices for the Services on each Task Order.

          (b) Supplier shall inform JPMC of any breaches in security, or potential breaches in security, of which Supplier becomes aware, including any corruption, loss or mistransmission of data, or any breach of data security during transmission. Supplier shall take reasonable steps to remedy any such breach, or potential breach, including Supplier cooperating fully, and causing the Subcontractors to cooperate fully, with JPMC, and their respective designees, and with any civil or criminal authority in any investigation or action relating to such breach, or potential breach.

     18.2 COMPLIANCE WITH SECURITY REGULATIONS. All Supplier Personnel will comply with all reasonable security regulations particular to any JPMC location to which Supplier Personnel require access pursuant to their performance under this Agreement. Supplier Personnel shall observe the working hours, working rules and holiday schedules of JPMC while working on JPMC premises.

     18.3 COMPLIANCE WITH JPMC INFORMATION/TECHNOLOGY CONTROL POLICIES. Throughout the Agreement Term, Supplie shall comply with all JPMC Information/Technology Control Policies and all other standard policies and procedures of JPMC, then in effect that are applicable to Supplier's obligations under this Agreement and of which Supplier is informed in writing. A description of how Supplier shall comply with such policies will be attached to each Task Order as an exhibit, as such exhibit may be amended from time to time with JPMC's prior written consent, the granting of which shall be in JPMC's sole and absolute discretion. If, as a result of an on-site review or audit performed in accordance with Section 18.5 (Reports & On-


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Site Review) below or otherwise, JPMC determines that Supplier is not complying with all JPMC Information/Technology Control Policies as required by this
Section 18.3 (Compliance with JPMC Information/Technology Control Policies), Supplier shall, at Supplier's expense, take steps specified by JPMC to correct such non-compliance within a time period to be determined by JPMC. Notwithstanding any contrary provision contained herein, and without limiting JPMC's rights and remedies hereunder at law and in equity, if Supplier fails to take such steps in a timely manner, JPMC shall be permitted to: (a) terminate one or more Task Orders, on ten (10) days notice to Supplier and (b) charge to Supplier, JPMC's reasonable expenses incurred in establishing an alternative arrangement for the performance of Supplier's obligations hereunder. JPMC has delivered to Supplier, and Supplier hereby acknowledges receipt of, JPMC's Worldwide Rules of Conduct and JPMC's Information Technology Control Policies.

     18.4 ACCESS BY REGULATORY AUTHORITIES. Supplier agrees that any regulatory agency with supervisory responsibility for JPMC, shall have the right to examine all records and materials, use the equipment (including all Supplier Software and Supplier Machines), and interview those members of Supplier Personnel, to the extent that such officials deem necessary to protect the interest of depositors, creditors or stockholders of JPMC, or as otherwise permitted under any Applicable Law.

     18.5 REPORTS & ON-SITE REVIEW.

          (a) On or before the Agreement Effective Date and annually within one
(1) month of each anniversary of the Agreement Effective Date occurring thereafter during the Agreement Term, Supplier shall deliver to JPMC a current report by an independent third party audit firm (to be prepared in English and at Supplier's expense) that describes Supplier control policies and procedures that have been initiated and are then functioning at all Supplier Service Locations. These reports must contain statements on the operating effectiveness of those policies and procedures for JPMC transactions. The requirements of this
Section 18.5 (Reports & On-Site Review) may be satisfied by a Type II SAS 70 Report, as described in the then current Statement of Auditing Standard 70 of the American Institute of Certified Public Accountants.

          (b) On or before the Agreement Effective Date and annually within one
(1) month of each anniversary of the Agreement Effective Date occurring thereafter during the Agreement Term, Supplier shall deliver to JPMC a certificate of Supplier's current compliance with SEI CMM. Within three (3) years of the Agreement Effective Date and thereafter at least once every three
(3) years during the Agreement Term, Supplier shall conduct an external assessment of such compliance and provide evidence thereof to JPMC.

          (c) During the Agreement Term, Supplier shall also allow JPMC, or external auditors on JPMC's behalf, subject to securities laws, to:

               (i) perform such periodic on-site reviews of Supplier Service Locations as JPMC deems appropriate. At JPMC's option, Supplier may submit evidence of a third party review, completed within the then most recent twelve (12) month period, that addresses the scope and control objectives related to transactions processed for JPMC; and


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

               (ii) access independent third party non-financial reports and, if available, internal audit reports of Supplier.

     18.6 CHANGES THAT MAY AFFECT SERVICES. Supplier shall notify JPMC immediately of any organization, security-related, or other changes that affect the ability of Supplier to perform its obligation under this Agreement, including Supplier's ability to comply with all JPMC Information/Technology Control Policies.

     18.7 ETHICAL HACK. Supplier agrees that JPMC may conduct an Ethical Hack as part of JPMC's normal information security due diligence review and compliance. If vulnerabilities are identified as a part of the Services, Supplier will promptly: (a) document Supplier's remediation proposal, (b) provide JPMC with such documentation and reports on the status of modifications to correct such vulnerabilities and (c) implement such remediation modifications as may be required as a result thereof and as shall have been pre-approved by JPMC in writing. Notwithstanding the foregoing, the parties acknowledge and agree that Supplier shall have the right to remove from any documentation and/or report provided by Supplier to JPMC hereunder, all customer or confidential information of any other client of Supplier.

     18.8 BACKUP DISKS. As a part of the Services with respect to each Task Order, Supplier shall provide off-site storage at the specified Supplier Service Location, on a weekly basis, of all backup disks, data or materials of any type whatsoever produced, in whole or in part, in connection with, or related to, the performance by Supplier of its obligations under such Task Order, including discs, tapes, other storage media, work papers, documentation code, and partial drafts of documentation code ("Backed-Up Materials"). Supplier shall not co-mingle Backed-Up Materials from different Task Orders or with the materials of other customers of Supplier without JPMC's express prior written consent.

     18.9 DISASTER RECOVERY PLAN.

          (a) As part of the Services with respect to each Task Order, Supplier shall: (i) develop and implement a disaster recovery plan, and obtain JPMC's written approval thereto, within ninety (90) days after such Task Order Effective Date, which plan shall be attached to the applicable Task Order, (ii) update and test the operability of such plan once during every Task Order Year that the plan is fully operational, (iii) certify to JPMC at least once during every Task Order Year that the plan is fully operational and (iv) implement the plan upon the occurrence of a disaster. Upon the occurrence of a disaster, Supplier shall use its best efforts to reinstitute the Services within eight (8) hours of the occurrence of a disaster but, in any event, shall reinstitute the Services within twenty-four (24) hours of each occurrence. If the Services are not fully reinstituted within twenty-four (24) hours of the occurrence of a disaster, JPMC may terminate one or more Task Orders, without penalty and without regard to Section 16.3 (Termination for Cause) hereof. In the event of a disaster, Supplier shall not increase its charges under this Master Agreement, the Agreement Collateral Documents or any Task Order, or charge JPMC usage fees in addition to the Fees.

          (b) Supplier further agrees that with respect to each Task Order JPMC may during the Task Order Term, for any reasonable reason whatsoever, request that Supplier move


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

all or some of the Supplier Personnel listed on such Task Order (Contingency Plan Resources) to a location reasonably selected by JPMC (the "Contingency Location") including, a location within India, a JPMC Location where Services are provided, such other JPMC Location reasonably selected by JPMC, a Supplier Location or third party location reasonably acceptable to JPMC and reasonably equipped to facilitate performance of the Services. In the event of such a request, Supplier agrees that it shall: (i) continue to provide the Services without any disruption, (ii) promptly commence arrangements to move such personnel to the Contingency Location and (iii) use commercially good faith efforts to have such resources or a significant portion thereof relocated in no more than ninety-six (96) hours from the time of the request. The parties acknowledge and agree that the Supplier Personnel may change from time to time upon mutual agreement of the Parties. A current list of the agreed upon Supplier Personnel shall at all times remain with the JPMC Task Order Manager and the LOB project manager, if any. If any Supplier Personnel are relocated pursuant to the foregoing to a location outside of India, JPMC shall pay Supplier the then applicable onsite rate for the applicable location.

          (c) Supplier agrees that at all times during the Task Order Term all Supplier Personnel listed on such Task Order shall: (i) be authorized to work in the United States or the appropriate jurisdiction mutually agreed upon in writing by the parties outside of India and (ii) maintain valid visas or such other similar work permits as may be required by the relevant jurisdiction to permit such personnel to travel upon notice to such locations. A Force Majeure Event shall only excuse Supplier's obligations to relocate personnel as described herein as set forth in Section 19.13 (Force Majeure) including that Supplier use reasonable precautions to prevent such events and Supplier agrees to use commercially good faith efforts to take such reasonable precautions.

19.  MISCELLANEOUS PROVISIONS.

     19.1 SURVIVAL. In addition to those provisions of this Agreement which by their express terms survive the expiration or earlier termination of this Agreement, the terms of Article 1 (Definitions and Construction), Section 6.3 (Reports), Article 7 (Intellectual Property Rights; Work Product; Acceptance Procedures), Article 9 (Taxes), Article 10 (Audits), Article 11 (Confidentiality; Compliance with Privacy Policies), Article 12 (Representations and Warranties), Article 13 (Indemnities), Article 14 (Damages), Article 17 (End of Term Assistance), Section 18.4 (Access by Regulatory Authorities) and Article 19 (Miscellaneous Provisions) shall survive the expiration or earlier termination of this Agreement.

     19.2 NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or delivered if: (a) delivered personally, (b) five (5) days after mailed postage prepaid by certified mail, return receipt requested, with proper postage prepaid, (c) delivered by facsimile if a confirmation copy is immediately mailed by the sender postage prepaid by certified mail, return receipt requested as provided in (b) above or (d) delivered by recognized courier contracting for same day or next day delivery:


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          To JPMC:

          If by Mail
          JPMorgan Chase Bank
          General Services, Contracts
          Attn: Contracts Manager
          P.O. Box 710638
          Columbus, OH 43271-0638
          JPMC Agreement No. ____________

          If by Courier

          JPMorgan Chase Bank
          General Services, Contracts
          Attn: Contracts Manager
          1111 Polaris Parkway, Suite B3 OH1-0638 Columbus, OH 43240 JPMC Agreement No. _____________

          with copies to:

          JPMorgan Chase Bank
          Legal Department
          Attn: Work Flow Manager
          25th Floor
          1 Chase Manhattan Plaza
          New York, NY 10081
          JPMC Agreement No. _____________
          Fax: (212) 383-0800

          And to the appropriate contact for notices set forth in the Task Order To Supplier:

          Virtusa Corporation
          2000 West Park Drive
          Westborough, MA 01581

or at such other address as the Parties hereto shall have last designated by notice to the other Party. Any item delivered personally or by recognized courier contracting for same day or next day delivery shall be deemed delivered on the date of delivery. Facsimile deliveries shall be deemed delivered on the date of transmission by the sender provided sender has evidence of successful transmission and receipt. Any item mailed shall be deemed to have been delivered on the date evidenced on the return receipt.

     19.3 ASSIGNMENT, BINDING EFFECT. Neither this Agreement, nor the obligations of either Party, may be transferred or assigned by either Party without the prior written consent of the other Party, such consent not to be unreasonably delayed or withheld, (it being acknowledged and agreed that what is reasonable shall be determined by JPMC in its discretion).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Notwithstanding the foregoing JPMC may assign its rights and duties hereunder, in whole or in part at any time, and from time to time, without Supplier's prior consent, to any Affiliate or in connection with a merger, reorganization, stock sale or sale of all or substantially all of JPMC 's assets. Any attempt to assign this Agreement other than as set forth above shall be null and void. This Agreement shall be binding on the Parties and their respective successors and permitted assigns.

     19.4 WAIVER. A waiver by either of the Parties hereto of any breach by the other Party of any of the terms, provisions or conditions of this Agreement or the acquiescence of either Party hereto in any act (whether commission or omission) which but for such acquiescence would be a breach as aforesaid, shall not constitute a general waiver of such term, provision or condition of any subsequent act contrary thereto.

     19.5 ENTIRE AGREEMENT; AMENDMENTS. Except as expressly provided in this Agreement, this Master Agreement and the Agreement Collateral Documents, represent the entire agreement between the Parties with respect to its subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter. No amendment to, or change, waiver or discharge of, any provision of this Agreement shall be valid unless in writing and signed by an authorized representative of both Parties.

     19.6 EEOC. Unless exempt, Supplier will comply with U.S. Department of Labor regulations regarding (a) equal employment opportunity obligations of government contractors and subcontractors, 41 Code of Federal Regulations ("CFR") Section 60.1.4 (a)(1)-(7); (b) employment by government contractors of Vietnam-era and disabled veterans, 41 C.F.R. Section 60-250.4 (a)-(m); (c) employment of the physically handicapped by government contractors and subcontractors, 41 C.F.R. Section 60-741.4 (a)-(f); (d) developing written affirmative action programs, 41 C.F.R. Section 60-2.1, 60-250.5 and 60-741.5;
(e) certifying no segregated facilities, 41 C.F.R. Section 60-1.8(f); (f) filing annual EEO-1 reports, 41 C.F.R. Section 60-1.7; and (g) utilizing minority-owned and female-owned business concerns, 48 C.F.R. Section 52-219.9 and 52-219.12, all of which are incorporated herein by reference.

     19.7 PUBLICITY. Supplier shall not furnish the name, trademark or proprietary indicia of JPMorgan Chase & Co., or any subsidiary or Affiliate thereof (including JPMC) as a reference, or utilize the name, trademark or proprietary indicia of JPMorgan Chase & Co. or any subsidiary or Affiliate thereof (including JPMC) in any advertising, announcements, press releases or other promotional materials including testimonials, quotations, case studies, and other endorsements. No exceptions are granted without the prior written consent of Brand Administration Group, Marketing and Communications, of JPMorgan Chase & Co., such consent to be granted or withheld in the sole and absolute discretion of JPMorgan Chase & Co.

     19.8 HEADINGS. The Section and Subsection headings in this Agreement are inserted solely as a matter of convenience and for reference, and shall not be considered in the construction or interpretation of any provision hereof. Unless the context otherwise specifically requires, all references to Sections of this Agreement shall refer to all Subsections thereof

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

     19.9 SEVERABILITY. If a court of competent jurisdiction hereof declares any provision invalid, such provision shall be ineffective only to the extent of such invalidity, so that the remainder of that provision and all remaining provisions of this Agreement will continue in full force and effect.

     19.10 NONDISCLOSURE OF TERMS. Each Party agrees for itself, its agents, and representatives that the terms of this Agreement are confidential, and neither Party shall disclose any of the terms hereof to any third party (except for disclosure reasonably made to legal representatives and accountants) without the prior written consent of the other Party or as may be required by either Party to comply with applicable U.S. laws or regulations.

     19.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     19.12 REGULATORY MATTERS. Supplier shall notify JPMC and any Task Order Manager of any material claim or demand which is communicated to Supplier from any Governmental Agency, regarding Supplier's activities (provided such claim or demand is related to this Agreement) or any action pertaining to the foregoing which is commenced against Supplier by any person or Governmental Agency and shall keep JPMC apprised of the status and/or disposition of all such claims, demands and litigation.

     19.13 FORCE MAJEURE. To the extent that either Party's performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed, directly or indirectly, by a Force Majeure Event, and such non-performance could not have been prevented by reasonable precautions, then the non-performing Party shall be excused from any further performance of those obligations. The non-performing Party shall only be excused for so long as such Force Majeure Event continues and such Party continues to use its best commercial efforts (or cause its subcontractor to use best commercial efforts) to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, work around plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party by telephone of the occurrence of the Force Majeure Event and describe the Force Majeure Event in reasonable detail (to be confirmed in writing within two days of the inception of such delay). If any Force Majeure Event prevents or restricts Supplier's performance of any of the Services and Supplier does not within three (3) consecutive days recommence provision of those Services, JPMC may, upon notice to Supplier, terminate the affected Task Orders. The occurrence of a Force Majeure Event does not limit or otherwise affect Supplier's obligation to provide either normal recovery procedures or any other disaster recovery services required pursuant to JPMC Information/Technology Control Policies. Whenever a Force Majeure Event causes Supplier to allocate limited resources between or among Supplier's customers, JPMC shall receive equal priority respect of such allocation. If Supplier is unable to perform, in whole or in part, due to a Force Majeure Event, and if requested by Supplier, JPMC shall use commercially reasonable efforts to assist Supplier to restore Supplier's performance under this Agreement, and in that event all of JPMC's additional costs and expenses related to JPMC's efforts shall be reimbursed

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

by Supplier. Notwithstanding the foregoing, Supplier will not be excused from performance under this provision to the extent that compliance with Supplier's plan would reasonably be expected to avoid any such nonperformance.

     19.14 DISPUTE RESOLUTION.

          (a) Contract Managers. All disputes arising under or relating to this Agreement shall be referred to Supplier Task Order Manager and a representative of JPMC designated by JPMC prior to the escalation of such dispute. If the dispute is not resolved within three (3) days after such referral, the Parties shall immediately escalate the dispute pursuant to Subsection 19.14(b) (Engagement Managers) below.

          (b) Engagement Managers. Immediately upon receipt of the notice of the dispute, the Engagement Manager and a representative of JPMC designated by JPMC shall work to resolve the dispute. If the dispute is not resolved within 5 days after such referral, the Parties shall immediately escalate the dispute to the President of Supplier and a senior executive of JPMC. If the dispute is not resolved within three (3) days after such referral, the parties shall immediately submit the dispute for negotiation pursuant to Subsection 19.14(c) (Negotiation) below.

          (c) Negotiation. Immediately upon receipt of the notice of the dispute, the Parties' designated representatives shall meet (including by teleconference) for the purpose of resolving the dispute by negotiation in good faith. Upon the conclusion of the negotiation, the Parties' designated representatives will produce a joint written recommendation, including actions to be taken with respect to any issues not agreed upon or remaining unresolved. The Parties agree to be bound by any such joint written recommendation.

          (d) Continuity of Services. Supplier acknowledges that the performance of its obligations pursuant to this Agreement is critical to the business and operations of JPMC. Accordingly, in the event of a dispute between JPMC and Supplier, Supplier shall continue to perform its obligations under this Agreement in good faith during the resolution of such dispute unless and until this Agreement is terminated in accordance with the provisions hereof. JPMC shall not be excused from its payment obligations hereunder during the dispute resolution process.

          (e) Right to Terminate and/or Litigate. Notwithstanding anything to the contrary in this Section 19.14 (Dispute Resolution), this Section 19.14 (Dispute Resolution) will not be construed to prevent either Party from: (i) terminating this Agreement pursuant to Section 16 (Term; Termination); or (ii) instituting litigation to (A) avoid, based on a well-founded belief, the expiration of any limitations period applicable to a particular claim, (B) preserve a superior position with respect to creditors, (C) seek a temporary restraining order or other immediate injunctive relief or (D) if the Party who wishes to institute the litigation has in good faith attempted the negotiation described in Paragraph (b) above and objectively believes in good faith that it has and will continue to fail to resolve the Parties dispute or disputes.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

     19.15 GOVERNING LAW; VENUE. This Agreement and any action arising hereunder shall be construed in accordance with and be governed by the laws of the State of New York, without regard to the United Nations Convention on the International Sale of Goods. Each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this Agreement must be brought solely and exclusively in the United States District Court for the Southern District of New York, or in the state courts of the State of New York, as appropriate and the parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such proceeding brought in such courts and any claim that any such proceeding brought in such courts has been brought in an inconvenient forum. If the UCITA is enacted as part of the law of the aforementioned state, said statute shall not govern any aspect of this Agreement, any license granted hereunder, nor any of the Parties' rights and obligations arising pursuant to this Agreement. This Agreement and the Parties' rights and obligations hereunder shall be governed by the law as it existed prior to the enactment of the UCITA.

     19.16 RELATIONSHIP OF PARTIES.

          (a) Nothing in this Agreement shall constitute or be deemed to constitute a relationship of employer and employee, agency, joint venture or partnership between the Parties hereto or constitute or be deemed to constitute one Party as agent of the other, for any purpose whatsoever, and except as expressly provided herein, neither Party shall have the authority or power to bind the other, or to contract in the name of or create a liability against the other, in any way or for any purpose.

          (b) Supplier alone shall be responsible for all payments due to Supplier Personnel and/or Subcontractors, including (where applicable) wages, reimbursement of expenses, remittance to proper authorities of all required income and social security withholding taxes, unemployment insurance payments and taxes, disability insurance payments and taxes and all other wages, amounts or benefits owed to or payable to or on behalf of such person. Supplier shall take full responsibility for discharging all obligations imposed by federal, state or local law, ordinance, regulation or order (now or hereafter in force) and for any actual losses and direct damages (including fines, penalties and costs) incurred by JPMC by virtue of Supplier's or its Subcontractor's failure to perform or properly perform such obligations. Neither Supplier Personnel nor its Subcontractors is eligible for or entitled to participate in or be covered by, any employee benefit program or policy sponsored by or through JPMC, nor are Supplier Personnel or Subcontractors eligible for, or entitled to, any form of compensation from JPMC or any benefits provided by JPMC to its employees (including group insurance, pension plan and savings plan benefits).

          (c) During the Term, Supplier is free to conduct outside business activities, provided, however, that no such activities shall constitute a conflict of interest with JPMC, and that such activities shall not interfere with Services provided hereunder. The parties agree that during the Term, Supplier shall use its best efforts (on a non-exclusive basis, subject, however, to the provisions of this Agreement) in providing the Service(s) required by JPMC. This Section 19.16 (Relationship of the Parties) shall survive termination of the Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

     19.17 THIRD PARTY BENEFICIARIES. Except as specified in this Agreement, the Parties do not intend to create any obligations of or any rights, causes of action or benefits in favor of any person or entity other than JPMC, a JPMC Affiliate (as defined in the form of Task Order attached hereto) or Supplier.

     19.18 INTERPRETATION OF DOCUMENTS. In the event of a conflict between: (i) the terms of this Agreement (excluding the Agreement Collateral Documents), and the terms of any Agreement Collateral Document, then the terms of this Agreement (excluding the Agreement Collateral Documents) shall prevail, (ii) the terms of this Agreement (excluding the applicable Task Order) and the terms of the applicable Task Order, then the terms of such applicable Task Order shall prevail, and (iii) any reference in this Agreement to an article, section or exhibit, and the heading of such article, section or exhibit referred to in connection therewith, then the heading of such article, section or exhibit referred to in connection therewith shall prevail.

     19.19 NO INTERFERENCE. Nothing contained in this Agreement shall be deemed to preclude either party from: (a) entering into arrangements that are the same as or are similar to the arrangement described in this Agreement with any other entities (including entities that provide services that are the same as or are similar to the Services), (b) including in any products or services it offers any products or services that are the same as or are similar to the Services or
(c) providing in any other manner any such products or services.

     19.20 COVENANT OF FURTHER ASSURANCES. JPMC and Supplier covenant and agree that, subsequent to the execution and delivery of this Agreement and, without any additional consideration, each of JPMC and Supplier shall execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of this Agreement.

     19.21 NEGOTIATED TERMS. The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement.

     19.22 SUPPLIER DIVERSITY. It is the policy of JPMC through its Supplier Diversity initiative that certified minority business enterprises ("MBEs"), women business enterprises ("WBEs") (collectively "MWBEs"), Disabled Business Enterprises ("DBE"), and Veteran Business Enterprises ("VBE") shall have equal opportunity to bid on JPMC contracts and to participate in the performance of contracts for goods and services with JPMC and its prime suppliers. MWBEs, DBE and VBE are collectively referred to as "Diverse Suppliers". Specific to this Agreement, the utilization goal for Diverse Suppliers is five percent (5%) of the spend under this Agreement. On an ongoing basis, Supplier shall:

          (a) Identify the actions, programs or efforts to be undertaken to seek to comply with the stated policy regarding the goods and services specifically identifiable to the Services to be provided under this Agreement;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (b) Identify procurement opportunities that may exist relating to this Agreement that include, or may include, Diverse Supplier participation in the direct production or distribution of Supplier's products or services (collectively, "Direct Opportunities");

          (c) Identify indirect products and services that Supplier purchases to run its day-to-day operations that may be purchased from Diverse Suppliers (collectively, "Indirect Opportunities"); and

          (d) Submit a Second-Tier Quarterly Report in the form required by JPMC within six (6) weeks after the end of each calendar quarter (i.e., May, August, November, and February of each year). This report will list all certified Diverse Suppliers that Supplier utilized through Direct Opportunities or will provide an accounting of the indirect dollars allocated to JPMC as calculated from the "percent of sales" methodology, during the previous quarter and any other information as JPMC may request from time to time. Supplier is also encouraged to list all efforts made during the quarter to increase its support of Diverse Suppliers. Supplier will contact a representative from the JPMC Vendor Diversity group to receive an explanation of the quarterly reporting process. For information regarding JPMC certification requirements, Supplier should contact a Suppler Diversity representative or visit the JPMC Supplier Diversity website at www.ipmorganchase.com/supplierdiversity.

     Without in any way limiting what constitutes a material breach under this Agreement, Supplier acknowledges that its failure to comply with the provisions of this Section 19.22 (Supplier Diversity) will constitute a material breach of the terms and conditions of this Agreement.

     IN WITNESS WHEREOF, JPMorgan Chase Bank and Supplier have caused duly authorized representatives of their respective companies to execute this Master Service Provider Agreement as of the Agreement Effective Date.

JPMORGAN CHASE BANK                     VIRTUSA CORPORATION


By: /s/ Joseph F. Mald                  By: /s/ Danford Smith
    ---------------------------------       ------------------------------------
Printed Name: Joseph F. Mald            Printed Name: Danford Smith
Title: Senior Vice President            Title: President

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                           MASTER AGREEMENT EXHIBIT A

                               TASK ORDER TEMPLATE

                        TASK ORDER NO. _______ (PROJECT)

1. JPMC Agreement Name: Master Service Provider Agreement dated ____________ ("Master Agreement")

2. Project Name: _______________________________________________________________

3. Contracting Parties:

               SUPPLIER                                   JPMC
               --------                                   ----
Supplier Name: __________("Supplier")   JPMC Entity: __________________ ("JPMC")

Address: ____________________________   Address: _______________________________
         ____________________________            _______________________________
         ____________________________            _______________________________

State of Incorporation: _____________   State of Incorporation: ________________

Supplier Task Order Manager: ________   JPMC Task Order Manager: _______________

                                        JPMC Line of Business/
                                        Corporate Group: _______________________

4. EFFECTIVE DATE OF THIS TASK ORDER: ____________________________ ("Task Order Effective Date")

5. TERM:

     INITIAL TERM:______________, commencing on the Effective Date of this Task Order and ending on ________ (unless terminated earlier pursuant to the terms and conditions of the Master Agreement).

     RENEWAL TERM:___________ additional terms of ___________ months/years (in accordance with the terms set forth in Section 14(c), below.

     (Initial Term and Renewal Term shall be referred to collectively in this Task Order as the "Task Order Term")

6. SERVICES: Supplier shall provide to JPMC the Services and deliver the Work Product as set forth in Task Order Exhibit A ("Statement of Work"). [FOR APPLICATION DEVELOPMENT/PROJECT DEVELOPMENT, STATEMENT OF WORK SHOULD CONTAIN DELIVERY SCHEDULE].

7. SERVICE LEVELS: As set forth on Task Order Exhibit B.

8. ACCEPTANCE CRITERIA: [As set forth in Master Agreement or Statement of Work] [APPLIES TO APPLICATION DEVELOPMENT/PROJECT DEVELOPMENT TASK ORDERS]

9. SUPPLIER TOOLS, SUPPLIER SOFTWARE AND SUPPLIER MACHINES AND JPMC SOFTWARE: As set forth on Task Order Exhibit C.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

10. SUPPLIER SERVICE LOCATION(S): ______________________________________________

Supplier shall not add or change any Supplier Service Location without the express written authorization of JPMC in each instance.

11. FEES:

     The Fees (including, to the extent permitted by Task Order Exhibit E hereto, the reimbursement of out-of-pocket expenses) for services performed in connection with this Task Order shall be as set forth on Task Order Exhibit E hereto, subject to the provisions of Section 8.1 of the Master Agreement. Supplier shall provide to JPMC invoices relating to Services provided hereunder in accordance with the payment schedule set forth in Task Order Exhibit E. JPMC shall render payments to Supplier as set forth I Section 8.2 of the Master Agreement after receipt of an invoice. All invoices from Supplier under this Task Order shall be sent to JPMC at the following bill-to-address:

          [LOB]
          JPMorgan Chase
          JPMC TO PROVIDE BILLING ADDRESS

12. DISASTER RECOVERY PLAN: As set forth on Task Order Exhibit D. During the Task Order Term JPMC may, for any reasonable reason whatsoever, request that Supplier move all or some of the Supplier Personnel listed on Task Order Exhibit D (Contingency Plan Resources) attached hereto to a location reasonably selected by JPMC (the "Contingency Location") including, without limitation, a JPMC Location in the United States or off-shore, a Supplier Service Location in the United States or the country in which Supplier is performing the Services or a third party location reasonably equipped to facilitate performance of the Services. In the event of such a request, Supplier agrees that it shall (a) continue to provide the Services without any disruption, (b) promptly commence arrangements to move such personnel to the Contingency Location and (c) use commercially good faith efforts to have such resources or a significant portion thereof relocated in no more than 96 hours from the time of the request. The parties acknowledge and agree that the Supplier Personnel listed on Task Order Exhibit D may change from time to time upon mutual agreement of the Parties. A current list of the agreed upon Supplier Personnel shall at all times remain with the JPMC Task Order Manager and the LOB project manager, if any. In the event that any Supplier Personnel are relocated pursuant to the foregoing to a location outside of the country in which such Supplier Personnel was performing services, JPMC shall pay Supplier the then applicable onsite rate for the applicable location. Supplier agrees that at all times during the Task Order Term all Supplier Personnel listed on Task Order Exhibit D-1 shall (a) be authorized to work in the United States (b) maintain valid visas or such other similar work permits as may be required by the relevant jurisdiction in the United States to permit such personnel to travel upon notice to such locations. A Force Majeure Event shall only excuse Supplier's obligations to relocate personnel as described herein as set forth in Section 19.13 including that Supplier use reasonable precautions to prevent such events and Supplier agrees to use commercially good faith efforts to take such reasonable precautions.

13. PERSONNEL:

     SUPPLIER KEY PERSONNEL:

ROLE   NAME
----   ----


     JPMCPERSONNEL:

ROLE   NAME
----   ----


PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

14. ADDITIONAL TERMS AND CONDITIONS:

     a. Definitions.

          (i) "Other Task Orders" shall mean, collectively, all Task Orders except for this Task Order.

          (ii) "Task Order" shall mean, collectively, (i) this Task Order to the Master Agreement, (ii) the Master Agreement (excluding any Other Task Orders), and (iii) the Task Order Collateral Documents.

          (iii) "Task Order Collateral Documents" shall mean any and all exhibits, schedules, appendices and other documents attached hereto and incorporated by reference herein, and/or which, by their terms, expressly refer to and incorporate this Task Order.

          (iv) "Task Order Year" shall mean each twelve (12) month period during the Task Order Term, commencing on the Task Order Effective Date and on each anniversary of the Task Order Effective Date thereafter.

     b. Interpretation of Documents. This Task Order addresses the specific terms and conditions relating to the Services and Work Product described herein and constitutes a part of, and is intended to be attached to, the Master Agreement. Except as otherwise expressly provided herein, (i) this Task Order incorporates by reference all of the terms and conditions of the Master Agreement and the Agreement Collateral Documents, (ii) all capitalized terms that appear in this Task Order shall have the meanings ascribed to them in the Master Agreement and the Agreement Collateral Documents, (iii) wherever the term "JPMC" appears in the Master Agreement or the Agreement Collateral Documents, such term shall expressly include JPMC Affiliate identified in this Task Order as if such JPMC Affiliate were JPMC thereunder, (iv) JPMC Affiliate identified in this Task Order shall be deemed a third party beneficiary under the Master Agreement and the Agreement Collateral Documents (and as such, shall be entitled to rely upon all rights, representations and warranties made by Supplier therein to the same extent as if such JPMC Affiliate were JPMC thereunder), and (v) if there shall be a conflict between (a) the terms and conditions of this Task Order on the one hand, and the terms and conditions of the Master Agreement together with the Agreement Collateral Documents, on the other hand, then the terms and conditions of this Task Order shall prevail, and (b) the terms and conditions of this Task Order (excluding any Task Order Collateral Documents) on the one hand, and the terms and conditions of any Task Order Collateral Document on the other hand, then the terms and conditions of this Task Order shall prevail.

     c. Renewal Terms. JPMC shall have the right and option of renewing this Task Order, upon the same Fees, terms and conditions as are set forth herein, for the Renewal Terms set forth above, upon the expiration of the Initial Term, provided however the Fees shall be adjusted as set forth in the Master Agreement including Section 8.5 and Agreement Exhibits B and Gof the Master Agreement. For JPMC to exercise its renewal rights, at least thirty (30) days prior to the expiration of the Initial Term, or any Renewal Term, as the case may be, JPMC shall notify Supplier that it wishes to renew this Task Order. If JPMC notifies Supplier that it does not desire to renew this Task Order, or does not timely notify Supplier of its desire to renew this Task Order, then this Task Order shall automatically expire at the end of the Initial Term, or the Renewal Term, as the case may be. Notwithstanding anything contained herein, this Task Order shall remain in full force and effect until completion of any Services to be rendered and delivery of any Work Product by Supplier pursuant to this Task Order including any End of Term Assistance Services.

     d. Periodic Meetings. Pursuant to the terms and conditions contained in
Section 6.1 (Periodic Meetings) of the Master Agreement, the meetings between JPMC's Task Order Manager and Supplier Task Order

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Manager shall be held quarterly or more often if requested by JPMC in New York City. The content covered in these periodic meetings is as detailed in Task Order Exhibit F.

     e. Reports. Pursuant to the terms and conditions contained in Section 6.3 (Reports) of the Master Agreement, Reports containing the information set forth in Task Order Exhibit F (Reports) attached hereto shall be delivered to JPMC at the times indicated in such Exhibit. All reports created or produced by Supplier in connection with Section 6.3 of the Master Agreement shall be deemed JPMC's Confidential Information,

     f. Notices. The address(es) that Supplier shall send or give all notices or other communications with respect to this Task Order pursuant to, and in addition to, the terms and conditions contained in Section 19.2 (Notices) of the Master Agreement, shall also be as follows:

          JPMorgan Chase Bank
          ______________________________________
          ______________________________________
          ______________________________________

          with a copy to:

          JPMorgan Chase Bank
          Legal Department
          One Chase Manhattan Plaza
          25th Floor
          New York, NY 10081
          Facsimile Transmission: (212) 383-0800

     g. Survival. In addition to those provisions of the Master Agreement and the Agreement Collateral Documents which by their express terms survive the expiration or earlier termination of the Master Agreement or the Agreement Collateral Documents, as the case may be, the terms of Section 14(b) (Interpretation of Documents), Section 14(g) and Section 14(h) of this Task Order and any other section which must survive to give effect to its meaning shall survive the expiration or earlier termination of this Task Order.

     h. Compliance with JPMC Information/Technologv Control and Related JPMC Policies. Supplier's description of how Supplier and its Subcontractors shall comply with the JPMC Information/Technology Control and Related JPMC Policies is attached hereto as Task Order Exhibit G (Supplier's Statement of Compliance with JPMC's Information/Technology Control Policies).

     IN WITNESS WHEREOF, JPMC and Supplier have caused duly authorized representatives of their respective companies to execute this Task Order as of the Task Order Effective Date.

JPMORGAN CHASE BANK


By:                                     By:
    ---------------------------------       ------------------------------------
Printed Name:                           Printed Name:
              -----------------------                 --------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                              TASK ORDER EXHIBIT A

                                Statement of Work

1. Description and Scope of Services and Work Product.

[NOTE TO AUTHORS OF TASK ORDERS: FOR MAINTENANCE, THIS SECTION SHOULD (A) DESCRIBE THE BOUNDARIES OF THE APPLICATION(S) SUPPORTED BY THE SUPPLIER (LIST JPMC CONTENT PROVIDED) AND (B) DETAIL EXACTLY WHAT MAINTENANCE ACTIVITIES ARE COVERED BY THE SUPPLIER (E.Q., IS ANALYSIS OF BUGS COVERED, ARE REGULATORY FIXES COVERED?). FOR DEVELOPMENT PROJECTS, THIS SECTION SHOULD DESCRIBE (A) THE APPLICATION BEING BUILT, INCLUDING BUSINESS REQUIREMENTS, (B) THE OBJECTIVES OF THE DEVELOPMENT, AND (C) WHAT PRECISELY THE SUPPLIER IS DOING (EA, FUNCTIONAL SPECIFICATIONS, CODING, TESTING UP TO UAT). USUALLY, A LARGER SCOPE DOCUMENT IS ATTACHED (E.Q., THE SPECS OR BUSINESS REQUIREMENTS OR AN ARCHITECTURAL DOCUMENT. DOCUMENTATION TO BE PRODUCED BY SUPPLIER SHOULD BE SPECIFICALLY DETAILED (E.Q., ONLINE HELP, USER MANUALS, TECHNICAL DOCUMENTATION)]

As set forth and defined in Section 7.1 (g) of the Master Agreement the following shall be deemed:

          (i) JPMC Work Product or

          (ii) Supplier Work Product

2. Responsibilities and Tasks.

     a. Suppliers Responsibilities and Tasks.

[NOTE TO AUTHORS OF TASK ORDER- THE FOLLOWING LIST SHOULD BE MODIFIED BASED ON THE DETAILS OF THE SERVICES AND WORK PRODUCT TO BE PROVIDED BY SUPPLIER. EACH ITEM SET FORTH BELOW SHOULD NOT NECESSARILY BE INCLUDED IN EACH TASK ORDER-- THE SERVICES SHOULD BE DESCRIBED AS SPECIFICALLY AS POSSIBLE AND GENERALITIES SHOULD BE AVOIDED]

          (i) Development and execution of a detailed knowledge acquisition and implementation plan (specifying the methodologies to be used and procedures to verify readiness of Supplier Location) for the transition of Services related to an Application or other such Services;

          (ii) Development of Specifications including a Design Document and Functional and Technical Specifications, such Specifications to be subject to the prior review and written approval by JPMC [Affiliate] using criteria reasonably determined by JPMC [Affiliate];

          (iii) Development and/or maintenance of the Application(s) described on such Statement of Work, including support of such Application(s) during the hours agreed and/or the development of Enhancements (including new releases and testing of such releases) and Error Corrections for such Application(s);

          (iv) Development of Documentation for any Work Product;

          (v) Development of operations training plans, subject to a mutually agreed-upon procedure, for review and approval by JPMC;

          (vi) Development of a Procedures Manual, detailing operations and procedures including the use of space, layout, physical plant characteristics and physical and system security of each Supplier Location, such Procedure Manual to be jointly developed and subject to the prior review and written approval by JPMC [Affiliate] using criteria reasonably determined by JPMC [Affiliate];

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (vii) Development of detailed procedures, plans and methodologies to transfer Work Product and/or knowledge to JPMC;

          (viii) Design, implementation and maintenance of all Supplier Tools, Supplier Machines and Supplier Software interfaces required to perform the Services;

          (ix) Performance of any services, functions or responsibilities not specifically described in this Task Order, but which are required for the proper performance and delivery of the Services and Work Product, including the warranties and performance standards set forth in this Statement of Work and the Agreement;

          (x) Development of appropriate benchmarking information and adjustments, if any, with respect to the Services as required by JPMC [Affiliate]; [NOTE TO AUTHORS OF TASK ORDERS: THIS MAY APPLY TO BOTH MAINTENANCE AND DEVELOPMENT TASK ORDERS (P.Q., JPMC MAY HAVE THE SUPPLIER, AS PART OF THE SCOPE OF SERVICES, BENCHMARK THE PERFORMANCE OF THE APPLICATION'S DATABASE).]

          (xi) Development and implementation of Change Control Procedures; [NOTE TO AUTHORS OF TASK ORDERS: THE TASK ORDER EXHIBIT A (STATEMENT OF
     WORK) SHOULD DETAIL WHO THE PEOPLE ARE WHO ARE INVOLVED IN THE CHANGE CONTROL PROCEDURE. THE FORM AND PROCESS USED ARE PART OF THE MASTER AGREEMENT.]

          (xii) Ongoing achievement of all Service Levels, including providing ongoing customer service assistance to JPMC; [NOTE TO AUTHORS OF TASK
     ORDERS: MANDATORY FOR MAINTENANCE TASK ORDERS]

          (xiii) Performance of quality reviews by Supplier to ensure compliance with all requirements as well as continuous improvement; and [NOTE TO AUTHORS OF TASK ORDERS: MANDATORY FOR MAINTENANCE AND DEVELOPMENT TASK ORDERS.]

          (xiv) Performance of all End of Term Assistance Services. [NOTE TO AUTHORS OF TASK ORDERS: MANDATORY FOR MAINTENANCE AND DEVELOPMENT TASK ORDERS.]

     b. JPMC's Responsibilities and Tasks.

3. Timetable and Milestones.

[NOTE TO AUTHORS OF TASK ORDER: MAY NOT BE APPLICABLE FOR MAINTENANCE TASK ORDERS. FOR DEVELOPMENT PROJECTS, AN APPROPRIATE TABLE MUST BE CREATED.]

4. Acceptance Specifications.

[NOTE TO AUTHORS OF TASK ORDER: MAY NOT BE APPLICABLE FOR MAINTENANCE TASK ORDERS. FOR DEVELOPMENT PROJECTS, AN APPROPRIATE TABLE MUST BE CREATED. THIS SHOULD INCLUDE THE TESTING PERIOD AND PROCEDURES AS WELL IF SUCH TESTING PERIOD OR PROCEDURES DIVERGE FROM THOSE STATED IN THE MASTER AGREEMENT.]

5. Project Plan. The initial project plan for this Task Order is attached as appendix A to this Task Order. Any modification to such plan shall be subject to the terms of the Master Agreement, including Section 2.6 (Change Orders) thereof as applicable.

     [NOTE TO AUTHORS OF TASK ORDERS: THE PROJECT PLAN IS PARTICULARLY IMPORTANT FOR DEVELOPMENT PROJECTS]

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                              TASK ORDER EXHIBIT B

                                 Service Levels

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                              TASK ORDER EXHIBIT C

    Supplier Tools, Supplier Software and Supplier Machines and JPMC Software

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                              TASK ORDER EXHIBIT D

                  Business Continuity / Disaster Recovery Plan

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                              TASK ORDER EXHIBIT E

                                      Fees

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                              TASK ORDER EXHIBIT F

                           Periodic Meetings / Reports

1.   Reports:

At a minimum, the following reports should be provided:

WEEKLY REPORTS
SLA Summary and Report

MONTHLY REPORTS
SLA Summary Report
Task Order Summary Report
Category Summary Report
Call Reports
Open Items Report
Outsourcing Health (Performance vs. Objectives)
Outsourcing Utilization/Projection

Quarterly Reports
SLA Summary Report
Task Order Summary Report
Call Report
Open Items Report

Annual Report
Customer Satisfaction Survey

AD HOC REPORTS
Overview of continuous improvements

[NOTE TO AUTHORS: BEFORE DRAFTING THIS SUBSECTION, PLEASE DETERMINE WHICH REPORTS WILL BE PROVIDED AND DETERMINE THE FORM AND CONTENT OF THE REPORTS TO BE PROVIDED]

2.   Periodic Meetings:

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                              TASK ORDER EXHIBIT G

                     Supplier's Statement of Compliance with
                 JPMC's Information/Technology Control Policies

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                           MASTER AGREEMENT EXHIBIT B

                                PROFESSIONAL UNIT

Supplier may be paid for Services on the basis of a Professional Unit which will be set forth in the applicable Task Order as a Professional Day or a Professional Week.

A. Payment for Services provided for a "Professional Day" is calculated according to the following formula:

(i) Except as provided in Paragraph B below, and subject to subsections (ii) and
(iii) of this Paragraph A., in consideration of Supplier's performing Services under a Task Order for eight hours or more on any calendar day (including, weekends and holidays), JPMC will pay Supplier therefor the amount described in such Task Order as the amount for a Professional Day ("Professional Day Amount").

(ii) [**************************************************************************
********************************************************************************
********************************************************************************
***********************.]

(iii)[**************************************************************************
********************************************************************************
********************************************************************************
*********************************].

B. Payment for Services provided for a "Professional Week" is calculated according to the following formula:

(i) Except as provided in Paragraph A, and subject to subsections (ii) and (iii) of this Paragraph B, in consideration of Supplier's performing Services under a Task Order for forty (40) hours or more in any calendar week (including, but not limited to, weekends and holidays), JPMC will pay Supplier therefor the amount described in such Task Order as the amount for a Professional Week ("Professional Week Amount").

(ii) [**************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*************************************************.]

(iii) [*************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***************************************************.]

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                           MASTER AGREEMENT EXHIBIT C

                          PRE-JPMC ASSIGNMENT STATEMENT

1. I understand that I am an employee of ______________ ("Contractor") and that my provision of services for JPMorgan Chase Bank does not alter that status. I understand that I am not eligible for, or entitled to, any employment status with, or employment benefits of, JPMorgan Chase Bank.

2. I understand that JPMorgan Chase Bank's policies prohibit any concurrent employment or assignment which creates a conflict of interest or interferes with my provision of services to JPMorgan Chase Bank. I hereby confirm that I am not so employed or assigned. I also agree to promptly advise Contractor and JPMorgan Chase Bank should I become concurrently employed or assigned by a financial institution or by a company primarily engaged in the issue, flotation, underwriting, public sale or distribution of stocks, bonds or other similar securities (such as a broker/dealer) while I provide services at JPMorgan Chase Bank, and I understand that JPMorgan Chase Bank may permit such concurrent employment or assignment without prejudice to subsequent objection to conduct which creates a conflict or interference.

3. I further understand that while providing services at JPMorgan Chase Bank I am obligated to conduct myself in accordance with any work rules in effect and to abide by those principles of any applicable World Wide Rules in effect, including but not limited to the obligation to report any observed or suspected illegal activity to the Office of the Secretary of JPMorgan Chase Bank, not to engage in insider trading based on information I become aware of or by virtue of my provision of services at JPMorgan Chase Bank, and not to accept gifts for my provision of services at JPMorgan Chase Bank.

4. I understand that I am not to operate or drive any motorized vehicle or operate any machinery (except office machinery) on behalf of JPMorgan Chase Bank without Contractor's prior written consent and that I am not authorized or empowered to render professional opinions or to sign my name or the JPMorgan Chase Bank name to any financial statement or tax return in connection with the performance of services at JPMorgan Chase Bank or its affiliates.

5. Have you ever been assigned to or employed by J.P. Morgan Chase & Co., JPMorgan Chase Bank or any of their direct or indirect subsidiaries, affiliates or predecessors, including The Chase Manhattan Corporation, The Chase Manhattan Bank, Chemical Bank, The Chase Manhattan Bank, N.A., Manufacturers Hanover Corporation, or Manufacturers Hanover Trust Company, J.P. Morgan & Co. Incorporated or any of its direct or indirect subsidiaries, affiliates or predecessors, including Morgan Guaranty Trust Company of New York (collectively "JPMorgan Chase")?

[ ] No   [ ] Yes

Please specify assignment or position, along with dates of assignment or employment:

________________________________________________________________________________

Were you involuntarily released from the assignment or position?

[ ] No   [ ] Yes

If "Yes", explain: _____________________________________________________________

6. Are any of your relatives (that is anyone related to you by blood, marriage or law) or members of your household currently employed by or assigned to work at JPMorgan Chase?

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

[ ] No   [ ] Yes

Please specify name of relative or member of household, position and department:

________________________________________________________________________________

7. Have you ever been convicted of, plead guilty or no contest to, or entered into a pre-trial diversion or similar program concerning any criminal offense (e.g., a misdemeanor or a felony) involving a crime of dishonesty, breach of trust, money laundering, or felony involving violence or drug offenses including the illegal manufacture, sale distribution or trafficking in controlled substances?

Do include any guilty pleas or convictions pursuant to a plea bargain or pre-trial diversion program.

Do not include the following: (1) minor traffic violations, (2) convictions or pleas as a youthful offender or juvenile, or (3) any criminal proceedings which have been terminated in your favor (e.g., any acquittals or convictions which have been deleted, voided, invalidated, expunged or sealed by a court).

NOTE: Responses concerning plea bargains or pre-trial diversions should not be provided in states which restrict such inquiries. These states include, but may not be limited to California.

[ ] No   [ ] Yes

If "Yes", explain: _____________________________________________________________

8. Have you been charged with or arrested for any criminal offense described above for which you are awaiting disposition, dismissal, termination, further court proceedings or a final resolution? Include any pending criminal case which has been postponed pursuant to a pre-trial diversion or similar program.

NOTE: Responses concerning unresolved charges or arrests should not be provided in states which restrict such inquiries. These states include, but may not be limited to Arizona, California, Illinois, Indiana, Iowa, Kansas, Massachusetts, Michigan, Minnesota, Nevada, New Mexico, Ohio, Rhode Island, Utah, Washington, and West Virginia.

[ ] No   [ ] Yes

If "Yes", explain: _____________________________________________________________

9. If you answered 'yes' to either question seven or eight, please note that, consistent with applicable law, a conviction or unresolved criminal charge or arrest will not result in an automatic disqualification from your ability to provide services at JPMorgan Chase Bank. As appropriate, factors such as the date, nature, job relatedness and seriousness of the offense will be considered. However, please be advised that the Federal Deposit Insurance Act provides that ". . . any person who has been convicted of any criminal offense involving dishonesty or a breach of trust, or money laundering, or has agreed to enter into a pretrial diversion or similar program in connection with a prosecution of such offense, may not participate, directly or indirectly, in the conduct of the affairs of any insured depository institution . . .." Crimes involving violence or drug offenses may come under this definition and JPMorgan Chase Bank also has certain bonding requirements.

10. I agree to have my fingerprints taken in accordance with JPMorgan Chase Bank's fingerprinting policy and to have my photograph taken and that law enforcement agencies, including the FBI, will be contacted. I also agree that I will be subject to a drug test in connection with my assignment with JPMorgan Chase Bank. I further understand and agree that I am obligated to update any information provided on this Statement.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

11. I understand that conversations on JPMorgan Chase Bank's telephone lines may be monitored by or on behalf of JPMorgan Chase Bank, and, from time to time, such telephone conversations will be recorded by or on behalf of JPMorgan Chase Bank. Voicemail and computer usage (including, but not limited to, e-mail and internet usage) may also be monitored by or on behalf of JPMorgan Chase Bank as well. Personal telephone conversations conducted during such monitoring and/or recording are also subject to such monitoring and/or recording until such time as JPMorgan Chase Bank can determine the non-business nature of the call. JPMorgan Chase Bank reserves the right to use the recordings and information obtained from them in any manner permitted by law.

12. I understand and agree to the terms of this Statement and certify that the statements made in this Statement are true and correct to the best of my knowledge and I understand and agree that any misstatement or omission of fact or failure to properly update this information will result in termination of provision of services at JPMorgan Chase Bank.


Signature:
           --------------------------
Print Name:
            -------------------------
Home Address:
              -----------------------

-------------------------------------
Home Phone:
            -------------------------
Date:
      -------------------------------

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                           MASTER AGREEMENT EXHIBIT D

                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

I, __________________, understand that ________________ ("Contractor") may assign me to perform services for JPMorgan Chase Bank, or a parent corporation, affiliate or subsidiary thereof (hereafter collectively, "JPMorgan Chase"), which placement will require the strictest confidence and sensitivity. In consideration of my employment by Contractor and, as a term of that employment, I agree:

1. I have been advised by Contractor that the services Contractor may assign me to perform for JPMorgan Chase will involve documents, data and information of a highly sensitive, confidential and proprietary nature or which may constitute trade secrets ("Confidential Information"). This Confidential Information is described and defined in Appendix 1 attached to this Agreement and includes any copies or extracts of such information (in any form).

2. I assure Contractor that I shall, at all times while providing services at JPMorgan Chase, hold in confidence all Confidential Information which I have access to, learn, observe or obtain during my assignments. I shall not disclose, remove, copy or utilize (or permit to be disclosed, removed, copied or utilized) in any form any such Confidential Information unless I am expressly authorized in writing by a representative of JPMorgan Chase. I further agree that I will promptly advise Contractor and JPMorgan Chase of any unauthorized use, removal, copy or disclosure of Confidential Information by anyone, including myself.

3. If I cease to provide services to JPMorgan Chase for any reason or at any time upon JPMorgan Chase's request, I will immediately return to JPMorgan Chase all Confidential Information in my possession or control. If I become legally compelled by an order of a court or governmental agency to disclose any Confidential Information, I will provide JPMorgan Chase with prompt written notice to JPMorgan Chase Bank, c/o J.P. Morgan Chase & Co., Legal Department, One Chase Manhattan Plaza, 26th Floor, New York, NY 10081, Attn: Philip A. Goldstein, Counsel; Facsimile: (212) 552-4723; Telephone: (212) 552-1630, and _________________________________ [INSERT VENDOR CONTACT INFORMATION] so that JPMorgan Chase and Contractor may assert whatever interest either or both have in the information prior to disclosure by me.

4. I understand that if I disclose, copy, remove or misuse any Confidential Information in violation of this Agreement and threaten or cause damage to Contractor or JPMorgan Chase, I will be responsible to and will indemnify Contractor and JPMorgan Chase.

5. I also recognize that indemnification and money are not adequate to compensate for a breach or threatened breach of this Agreement and would cause irreparable injury to JPMorgan Chase. I, therefore, agree that even without proving monetary damages, that Contractor and its client, JPMorgan Chase, are entitled to temporary and permanent injunctive relief against such breaches. Such permanent or temporary injunctive relief will not limit any other remedies which may result from the breach or threatened breach of the promises I am making in this Agreement.

6. I will not use JPMorgan Chase's name without JPMorgan Chase's prior written consent. I also agree not to use any material obtained or prepared in connection with my placement at JPMorgan Chase for any purpose not related to JPMorgan Chase's business(es).

7. I agree that during the period of my provision of services at JPMorgan Chase and for a period of two (2) years after that, I will not -- either for myself or any other person or entity -directly or indirectly, solicit, lure away (or attempt to solicit or lure away) any JPMorgan Chase customers who were serviced by me or whose names became known to me while I was providing services at JPMorgan Chase.

8. Neither this Agreement nor my obligations under this Agreement may be assigned to any other party.

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

9. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersedes all other prior agreements, understandings or letters of intent between the parties hereto whether written or oral. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

10. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of laws. I agree that all actions arising hereunder shall be brought in the courts of the State of New York sitting in New York County. I expressly consent to the jurisdiction of New York courts and waive my right to trial by jury with respect to this Agreement.

11. This Agreement shall survive my employment relationship with Contractor.


Signature:
           --------------------------
Print Name:
            -------------------------
Home Address:
              -----------------------

-------------------------------------
Home Phone:
            -------------------------
Date:
      -------------------------------

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                    APPENDIX 1 TO MASTER AGREEMENT EXHIBIT D

                     DEFINITION OF CONFIDENTIAL INFORMATION

     Confidential, trade secrets or proprietary information (hereinafter collectively, "Confidential Information") shall include any information of JPMorgan Chase Bank and its parent, J.P. Morgan Chase & Co., and any present or future direct or indirect affiliates or subsidiaries of such entities (hereinafter collectively, "JPMorgan Chase") not generally known to the public. Confidential Information includes, without limitation, any trade secrets or proprietary information concerning JPMorgan Chase, its sales, personnel or accounting procedures, accounts, operations, devices, techniques, methods, business plans, software, software codes, data processing programs, data bases, models, secret processes, products, capacities, systems, security practices, research, development, machines and adoption thereto, inventions, research projects and other means used by JPMorgan Chase in the provision of Service(s) to customers and in the conduct of business, whether developed, acquired or compiled by JPMorgan Chase, whether tangible, recorded or otherwise, and without regard to the form of recordation or the state of completion.

     Confidential Information further includes information concerning customers and prospective customers of JPMorgan Chase, and the affairs and business activities of JPMorgan Chase and/or its customers. This includes trade secrets and proprietary information concerning accounts, financial standing, investment holdings and other personal financial data compiled by JPMorgan Chase and/or provided by customers, specific financial needs and requirements with respect to investments, financial position and standing, leads, referrals and references to customers, holding book or customer book pages, assets and obligations carried in accounts of customers, and all records and documents concerning the business and affairs of JPMorgan Chase and/or customers whether developed, compiled or acquired by JPMorgan Chase, whether tangible, recorded or otherwise, and without regard to the form of recordation or the state of completion.

     Confidential Information also includes the identity of and any and all confidential or proprietary information or data belonging to or concerning any JPMorgan Chase customers and any third parties which is in the possession, custody or control of JPMorgan Chase.

     Confidential Information further includes any idea or concept whether or not it has been reduced to tangible form, and any and all work compiled, acquired or produced by assignment personnel in connection with their assignment to JPMorgan Chase. Confidential Information shall not include any information which is presently in the possession and control of assignment personnel independent of their relationship with JPMorgan Chase, or which became known to such assignment personnel independent of their assignment at JPMorgan Chase or which was developed by the assignment personnel and was not based upon or derived from Confidential Information of JPMorgan Chase.

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                           MASTER AGREEMENT EXHIBIT E

     STATEMENT OF JPMC DOMESTIC FINGERPRINTING POLICY FOR CONTINGENT WORKER
                          PROVIDERS/SERVICING AGENCIES

     Contractor's Personnel assigned to work on JPMorgan Chase premises must be fingerprinted no later than the first day of their assignment and such results must be in compliance with the Financial Institutions Reform Recovery and Enforcement Act (FIRREA) and the JPMorgan Chase Requirements in order to remain on assignment at JPMorgan Chase. If more than six (6) months have elapsed since the completion of a prior assignment, Contractor's Personnel must be re-fingerprinted when the next assignment begins. It is Contractor's responsibility to notify the applicable JPMorgan Chase business areas when any of Contractor's Personnel are assigned to JPMorgan Chase premises and must do so on or before the first date of assignment.

     Contractor's Personnel assigned to work off JPMorgan Chase premises, but who have access to JPMorgan Chase's systems, data or certain intellectual property/confidential material, will be subject to fingerprinting at the discretion of the applicable JPMorgan Chase business areas. Contractor must notify the applicable JPMorgan Chase business areas when any of Contractor's Personnel have such access, and must do so upon the date of such access.

     Fingerprinting will be conducted by JPMorgan Chase or a JPMorgan Chase designee and the results will be returned to JPMorgan Chase. Information from fingerprinting results will not be disclosed to Contractor.

     In evaluating results (or background reports, as appropriate), JPMorgan Chase may require access to the portion of the Pre-JPMorgan Chase Assignment Statement which contains inquiries concerning unresolved arrests and conviction records, and Contractor will make this limited information available to JPMorgan Chase.

     It is the responsibility of Contractor to warrant that each person who is subject to fingerprinting under this policy timely submit to fingerprinting at a JPMorgan Chase facility or such other facility designated by JPMorgan Chase, all in accordance with JPMorgan Chase policies (where permitted by applicable laws and regulations).

     Compliance with the procedures set forth above shall not relieve Contractor of its obligation to review its personnel or subcontractors' personnel applications and Pre-JPMorgan Chase Assignment Statements, or of its obligation regarding the selection, placement and supervision of Contractor's Personnel.


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                           MASTER AGREEMENT EXHIBIT F

      STATEMENT OF JPMC DOMESTIC DRUG TESTING POLICY FOR CONTINGENT WORKER
                          PROVIDERS/SERVICING AGENCIES

     In general, Contractor's Personnel assigned to work on JPMorgan Chase premises are required to take a drug screening test no later than the first day of their assignment and must pass in order to remain on assignment at JPMorgan Chase. However, Contractor must warrant that no member of Contractor's Personnel will be assigned to JPMorgan Chase that have not successfully passed a drug test within thirty (30) days prior to their start date. If more than six (6) months have elapsed since the completion of a prior assignment, Contractor's Personnel must be re-drug tested when the next assignment begins. It is Contractor's responsibility to notify the applicable JPMorgan Chase business areas when any of Contractor's Personnel are assigned to JPMorgan Chase premises and must do so on or before the first date of assignment.

     Contractor's Personnel assigned to work off JPMorgan Chase premises, but who have access to JPMorgan Chase's systems, data or certain intellectual property/confidential material, will be subject to drug testing at the discretion of the applicable JPMorgan Chase business areas. Contractor must notify the applicable JPMorgan Chase business areas when any of Contractor's Personnel have such access, and must do so upon the date of such access.

     Drug testing will be conducted by Contractor at Contractor's expense. JPMorgan Chase, at its discretion, has the right to audit Contractor's drug test records and procedures pertaining to those members of Contractor's Personnel assigned to JPMorgan Chase.

     It is the responsibility of Contractor to warrant that it will use a drug test laboratory that is Substance Abuse Mental Health Service Administration (SAMHSA) certified and will conform to the minimum JPMorgan Chase Health Services Drug Testing Standards, a current copy of which is attached to hereto as Appendix 1.

     During Contractor's Personnel's assignment with JPMorgan Chase, if there is reason to believe that their work is being impaired by a substance abuse problem, Contractor may be required to have such member of Contractor's Personnel undergo a drug screening test in order to remain on such assignment. Under certain circumstances, Contractor's Personnel may also be asked to take a random test for drugs or alcohol if they perform a job that could affect the safety of themselves or others. If Contractor's Personnel refuse to cooperate in a drug screening test, they may be subject to immediate removal from their assignment.

     Contractor must notify Contractor's Personnel that if they are convicted of any drug-related crime, they must immediately notify their provider, who in turn must immediately notify JPMorgan Chase, and such member of Contractor's Personnel will no longer be eligible for such assignment. If such member of Contractor's Personnel fails to so notify their provider, corrective action may include immediate removal from their assignment.

     Compliance with the procedures set forth above shall not relieve Contractor of its obligation to review its personnel or subcontractors' personnel applications and Pre-JPMorgan Chase Assignment Statements, or of its obligation regarding the selection, placement and supervision of Contractor's Personnel.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                    APPENDIX 1 TO MASTER AGREEMENT EXHIBIT F

                   JPMC HEALTH SERVICES DRUG TESTING STANDARDS

     Testing must be performed at a Substance Abuse Mental Health Service Administration (SAMHSA) certified laboratory.

     The urine specimen must be collected via the Chain of Custody (COC)
Protocol.

     The urine specimen must be tested for the following 5 substances:

          Amphetamines
          Cannabinoid
          Cocaine
          Opiates
          Phencyclidine (PCP)

     If the preliminary screening is a positive result, a confirmation test - Gas Chromatography/Mass Spectroscopy (GC/MS) - must be performed.

     All positive results must be reviewed by a Medical Review Officer (MRO).

     If you have any questions, regarding this standard, please contact Maureen Butler at 212-2704777.


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TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                           MASTER AGREEMENT EXHIBIT G

                                      FEES

[*******************************************************************************
********************************************************************************
*******************************************************************************]


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                           MASTER AGREEMENT EXHIBIT H

                         EUROPEAN UNION PRIVACY ADDENDUM

1. In respect of Personal Data relating to individuals located within, or derived from, the European Union that is processed by Supplier pursuant to this Agreement, Supplier shall at all times act as a data processor in respect of such Personal Data.

2. Upon JPMC's request, Supplier shall promptly execute:

     a. the clauses set out in Schedule 1 in respect of Supplier's processing of Personal Data on behalf of JPMC relating to individuals located within, or derived from, the following jurisdictions: Belgium, Czech Republic, France, Germany, Italy, Netherlands, Poland, Portugal and Spain; and

     b. the Clauses set out in Schedule 2 in respect of Supplier's processing of Personal Data on behalf of JPMC from the following jurisdictions: UK and Ireland.

3. The provisions of this Exhibit H and the clauses executed by Supplier and JPMC pursuant to this Exhibit H shall override and have precedence over any contrary provisions in this Agreement. Unless it is expressly indicated otherwise in a Task Order, the provisions of this Exhibit H shall apply to each Task Order.

4. For the purposes of this Exhibit H, the terms "Personal Data", "data processor", "special categories of data" and "processing" shall have the same meanings as are given to those terms in EU Directive 95/46/EEC on the protection of individuals with regard to the processing of personal data and the free movement of such data, and "process" shall be interpreted accordingly.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                    SCHEDULE 1 TO MASTER AGREEMENT EXHIBIT H

              CONTROLLER TO PROCESSOR STANDARD CONTRACTUAL CLAUSES

             FOR USE EVERYWHERE EXCEPT IN RELATION TO UK AND IRELAND

     For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection

Name of the data exporting organisation: JPMorgan Chase Bank address: 270 Park Avenue, New York 10017, USA tel.: _______________; fax: _____________________; e-mail: _____________________

Other information needed to identify the organization

________________________________________________________________________________
                              (the "DATA EXPORTER")

and

               a)   NAME OF THE DATA IMPORTING ORGANISATION: [SERVICE PROVIDER],
                    ____________________________________________________________

               b)   ADDRESS
                    ____________________________________________________________

                    ____________________________________________________________

tel.: _______________; fax: _____________________; e-mail: _____________________

              Other information needed to identify the organization

________________________________________________________________________________
                              (the "DATA EXPORTER")

     HAVE AGREED on the following Contractual Clauses (the "Clauses") in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the exporter to the data importer of the personal data specified in Appendix 1.

1.   DEFINITIONS

     For the purposes of the Clauses:

     "PERSONAL DATA", "SPECIAL CATEGORIES OF DATA", "PROCESS/PROCESSING", "CONTROLLER", "PROCESSOR", "DATA SUBJECT" and "SUPERVISORY AUTHORITY" shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (the "DIRECTIVE") the "DATA EXPORTER" shall mean the controller who transfers the personal data;


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

     the "DATA IMPORTER" shall mean the processor who agrees to receive from the data exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of these Clauses and who is not subject to a third country's system ensuring to adequate protection;

     the "APPLICABLE DATA PROTECTION LAW" shall mean the legislation protecting the fundamental rights and freedoms of natural persons and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member Jurisdiction in which the data exporter is established;

     "TECHNICAL AND ORGANISATIONAL SECURITY MEASURES" shall mean those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

2.   DETAILS OF TRANSFER

     The details of the transfer and in particular the special categories of personal data where applicable are specified in Appendix 1 which forms an integral part of the Clauses.

3.   THIRD-PARTY BENEFICIARY CLAUSE

     The data subject can enforce against the data exporter this Clause, Clause 4(b) to (h), Clause 5(a) to (e), and (g), Clause 6.1 and 6.2, Clause 7, Clause 8.2 and Clauses 9, 10 and 11, as third-party beneficiaries.

     The data subject can enforce against the data importer this Clause, Clauses 5(a) to (e) and (g), Clause 6.1 and 6.2, Clause 7, Clause 8.2, and Clauses 9, 10 and 11, in cases where the data exporter has factually disappeared or has ceased to exist in law.

     The parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

4.   OBLIGATIONS OF THE DATA EXPORTER

     The data exporter agrees and warrants:

          (a) that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member Jurisdiction where the data exporter is established) and does not violate the relevant provisions of that Jurisdiction;

          (b) that he has instructed and throughout the duration of the personal data processing services will instruct the data importer to process the personal data transferred only on the data exporter's behalf and in accordance with the applicable data protection law and these clauses;

          (c) that the data importer shall provide sufficient guarantees in respect of the technical and organisational security measures specified in Appendix 2 to this contract;


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (d) that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation;

          (e)  that he will ensure compliance with the security measures;

          (f) that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or a soon as possible after, the transfer that his data could be transmitted to a third country not providing adequate protection;

          (g) that he agrees to forward the notification received from the data importer pursuant to Clause 5(b) to the data protection supervisory authority if he decides to continue the transfer or to lift his suspension;

          (h) to make available to the data subject upon request a copy of the Clauses set out in this Annex, with the exception of Appendix 2 which shall be replaced by a summary description of the security measures.

5.   OBLIGATIONS OF THE DATA IMPORTER

     The data importer agrees and warrants:

          (a) to process the personal data only on behalf of the data exporter and in compliance with his instructions and the clauses; if he cannot provide such compliance for whatever reasons, he agrees to inform promptly the data exporter of his inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

          (b) that he has no reason to believe that the legislation applicable to him prevents him from fulfilling the instructions received from the data exporter and his obligations under the contract and that in the event of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, he will promptly notify the change to the data exporter as soon as he is aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

          (c) that he has implemented the technical and organisational security measures specified in Appendix 2 before processing the personal data transferred;

          (d)  that he shall promptly notify the data exporter about:

               (i) any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

               (ii) any accidental or unauthorised access; and

               (iii) any request received directly from the data subjects without responding to that request, unless he has been otherwise authorised to do so;

          (e) to deal promptly and properly with all inquiries from the data exporter relating to his processing of the personal data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

          (f) at the request of the data exporter to submit his data processing facilities for audit of the processing activities covered by the clauses which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the data exporter, where applicable, in agreement with the supervisory authority;

          (g) to make available to the data subject upon request a copy of the Clauses set out in this Annex, with the exception of Appendix 2 which shall be replaced by a summary description of the security measures in those cases where the data subject is unable to obtain a copy of the data exporter.

6.   LIABILITY

     6.1 he parties agree that a data subject, who has suffered damage as a result of any violation of the provisions referred to in Clause 3 is entitled to receive compensation from the data exporter for the damage suffered.

     6.2  If a data subject is not to bring the action referred to in paragraph
          6.1 arising out of a breach by the data importer of any of his obligations referred to in Clause 3 against the data exporter because the data exporter has disappeared factually or has ceased to exist in law or became insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if he were the data exporter.

     6.3 The parties agree that if one party is held liable for a violation of the clauses committed by the other party, the latter will, to the extent to which it is liable, indemnify the first party for any cost, charge, damages, expenses or loss it has incurred. Indemnification is contingent upon:

          (a) the data exporter promptly notifying the data importer of a claim; and

          (b) the data importer being given the possibility to cooperate with the data exporter in the defence and settlement of the claim.

7.   MEDIATION AND JURISDICTION

     7.1 The data importer agrees that if the data subject invokes against him third-party beneficiary rights and/or claims compensation for damages under the Clauses, the data importer will accept the decision of the data subject:


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (a) to refer the dispute to mediation, by an independent person or, where applicable, by the supervisory authority;

          (b) to refer the dispute to the courts in the Member Jurisdiction in which the data exporter is established.

     7.2 The data importer agrees that, by agreement with the data subject, the resolution of a specific dispute can be referred to an arbitration body if the data importer is established in a country which has ratified the New York Convention on enforcement of arbitration awards.

     7.3 The parties agree that the choice made by the data subject will not prejudice his substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

8.   COOPERATION WITH SUPERVISORY AUTHORITIES

     8.1 The data exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

     8.2 The parties agree that the supervisory authority has the right to conduct an audit of the data importer which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

9.   GOVERNING LAW

     The Clauses shall be governed by the law of the Member Jurisdiction in which the data exporter is established, namely Belgium, Czech Republic, France, Germany, Italy, Netherlands, Poland, Portugal or Spain as applicable.

10.  VARIATION OF THE CONTRACT

     The parties undertake not to vary or modify the terms of the Clauses.

11.  OBLIGATION AFTER THE TERMINATION OF PERSONAL DATA PROCESSING SERVICES

     11.1 The parties agree that on the termination of the provision of data processing services, the data importer shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that he has done so, unless legislation imposed upon the data importer prevents him from returning or destroying all or part of the personal data transferred. In that case, the data importer warrants that he will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

     11.2 The data importer warrants that upon request of the data exporter and/or of the supervisory authority, he will submit his data processing facilities for an audit of the measures referred to in paragraph 11.1.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

ON BEHALF OF THE DATA EXPORTER:
Name (written out in full): ____________________________________________________
Position: ______________________________________________________________________
Address: _______________________________________________________________________
Other information necessary in order for the contract to be binding (if any):
________________________________________________________________________________


                                        ----------------------------------------
                                        Signature

(stamp of organisation)

ON BEHALF OF THE DATA IMPORTER:
Name (written out in full): ____________________________________________________
Position: ______________________________________________________________________
Address: _______________________________________________________________________
Other information necessary in order for the contract to be binding (if any):
________________________________________________________________________________


                                        ----------------------------------------
                                        Signature

(stamp of-organisation)


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                                   APPENDIX 1

                       TO THE STANDARD CONTRACTUAL CLAUSES

THIS APPENDIX FORMS PART OF THE CLAUSES AND MUST BE COMPLETED AND SIGNED BY THE PARTIES

* The Member Jurisdictions may complete or specify, according to their national procedures, any additional necessary information to be contained in this Appendix.

DATA EXPORTER

The data exporter is (please specify briefly your activities relevant to the transfer):

A global financial services provider ___________________________________________

________________________________________________________________________________

________________________________________________________________________________

DATA IMPORTER

The data importer is (please specify briefly activities relevant to the transfer):

A global information technology services provider ______________________________

________________________________________________________________________________

________________________________________________________________________________

DATA SUBJECTS

The personal data transferred concern the following categories of data subjects (please specify):

The data transferred may involve all categories of data subjects of the Data Exporter including, without limitation.

________________________________________________________________________________

-    Current, past, potential employees, trainees, voluntary workers

-    Current, past, potential employees of associated companies, organisations

-    Current, past, potential employees of other organisations

- Current, past, potential recipients, customers, counter parties or clients for goods or services (direct or indirect)

- Current, past, potential suppliers of goods or services (direct or indirect)

- Current, past, potential contacts at correspondent banks and other associated financial institutions

-    Current, past, potential directors, other senior officers

-    Current, past, potential business or other contacts


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

- Current, past, potential advisors, consultants, professional and other experts

-    Current, past, potential correspondents and enquirers

- Current, past, potential elected representatives, other holders of public office

- Current, past, potential survey respondents, other persons assisting research

-    Current, past, potential claimants, beneficiaries, payees

-    Relatives of all of the above.

CATEGORIES OF DATA

The personal data transferred concern the following categories of data (please specify):

The personal data may fall within any of the categories of data transferred from the Data Exporter to the Data Importer which is derived from France, Spain, Italy, Belgium, the Netherlands, Germany, Portugal, Poland and/or Czech Republic, including without limitation

CURRENT, PAST & POTENTIAL CLIENTS, COUNTERPARTIES AND SUPPLIERS

-    Agreements, contracts

-    References to manual files and records

-    Personal identifiers

-    Details of accounts and transactions

-    Financial identifiers

-    Identifiers issued by public bodies

-    Personal details

-    Goods, services provided to the Data Subject

-    Goods, services obtained from the Data Subject

-    Other contracts with Data Subject (not being goods or services)

-    Business activities of the Data Subject

-    Creditworthiness

HUMAN RESOURCES INFORMATION

-    Work management details

-    Performance assessment and appraisal information


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

- Court Orders and records regarding wage garnishment, child support agreements and equivalent

-    Training record

-    Security details

-    Pension details

-    Compensation, credit history and taxation details

-    Recruitment details

-    Personal details (including date of birth)

-    Career history

-    Termination details

-    Current marriage or partnership details

-    Academic record

-    Qualifications and skills

-    Membership of professional bodies

-    Professional expertise

-    Membership of committees

-    Current employment status

-    Financial transactions

-    Insurance details

-    Publications

-    Internal compliance information

-    Career management, budget and compensation planning

SPECIAL CATEGORIES OF DATA (IF APPROPRIATE)

The personal data transferred concern the following special categories of data (please specify):

All categories of sensitive data transferred from the Data Exporter to the Data Importer, including without limitation:

Disabilities, infirmities

Political affiliations


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Health and sickness

Health and safety

Ethnicity

Dietary requirements

Criminal convictions and arrests

and such other special categories of data as data subjects may from time to time volunteer to JPMorgan Chase.

PROCESSING OPERATIONS

The personal data transferred will be subject to the following basic processing activities (please specify):

- Incidental access during the provision of information technology services by the data importer

-    Storage or transport of data on equipment used by the data importer

- Provision of business services of an advisory, consulting or intermediary nature in relation to best practice and benchmarking services

DATA EXPORTER                           DATA IMPORTER

Name:
      --------------------------------------------------------------------------


Authorised signature:
                      ----------------------------------------------------------


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                                   APPENDIX 2

                       TO THE STANDARD CONTRACTUAL CLAUSES

THIS APPENDIX FORMS PART OF THE CLAUSES AND MUST BE COMPLETED AND SIGNED BY THE
                                     PARTIES

Description of the technical and organisational security measures implemented by the data importer in accordance with Clauses 4(d) and 5(c) (or document/legislation attached):

Those measures set out in JPMorgan Chase's security policies in force from time to time.


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                    SCHEDULE 2 TO MASTER AGREEMENT EXHIBIT H
               CONTROLLER TO PROCESSOR BESPOKE CONTRACTUAL CLAUSES
                      FOR USE IN RELATION TO UK AND IRELAND

For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of personal data to processors established in third countries which do not ensure an adequate level of data protection

Name of the data exporting organisation: JPMORGAN CHASE BANK address: 270 Park Avenue, New York 10017, USA tel.: ___________________; fax: ___________________; e-mail: ___________________

Other information needed to identify the organization

________________________________________________________________________________
                              (the "DATA EXPORTER")

and

NAME OF THE DATA IMPORTING ORGANISATION: [SERVICE PROVIDER], ___________________

ADDRESS
________________________________________________________________________________
________________________________________________________________________________
tel.: ___________________; fax: ___________________; e-mail: ___________________

Other information needed to identify the organization

________________________________________________________________________________
                              (the "DATA IMPORTER")

     HAVE AGREED on the following Contractual Clauses (the "Clauses") in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by the exporter to the data importer of the personal data specified in Appendix 1.

1    DEFINITIONS

     For the purposes of the Clauses:

     "PERSONAL DATA", "SPECIAL CATEGORIES OF DATA", "PROCESS/PROCESSING", "CONTROLLER", "PROCESSOR", "DATA SUBJECT" and "SUPERVISORY AUTHORITY" shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (the "DIRECTIVE")

     the "DATA EXPORTER" shall mean the controller who transfers the personal data;

     the "DATA IMPORTER" shall mean the processor who agrees to receive from the data exporter personal data intended for processing on his behalf after the transfer in accordance with his instructions and the terms of these Clauses and who is not subject to a third country's system ensuring to adequate protection;


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

     the "APPLICABLE DATA PROTECTION LAW" shall mean the legislation protecting the fundamental rights and freedoms of natural persons and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member Jurisdiction in which the data exporter is established;

     "TECHNICAL AND ORGANISATIONAL SECURITY MEASURES" shall mean those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

2.   DETAILS OF TRANSFER

     The details of the transfer and in particular the special categories of personal data where applicable are specified in Appendix 1 which forms an integral part of the Clauses.

3.   THIRD-PARTY BENEFICIARY CLAUSE

     The data subject can enforce against the data exporter this Clause, Clause 4(b) to (h), Clause 5(a) to (e), and (g), Clause 6.1 and 6.2, Clause 7, Clause 8.2 and Clauses 9, 10 and 11, as third-party beneficiaries.

     The data subject can enforce against the data importer this Clause, Clauses 5(a) to (e) and (g), Clause 6.1 and 6.2, Clause 7, Clause 8.2, and Clauses 9, 10 and 11, in cases where the data exporter has factually disappeared or has ceased to exist in law.

     The parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

4.   OBLIGATIONS OF THE DATA EXPORTER

     The data exporter agrees and warrants:

          (a) that the processing, including the transfer itself, of the personal data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member Jurisdiction where the data exporter is established) and does not violate the relevant provisions of that Jurisdiction;

          (b) that he has instructed and throughout the duration of the personal data processing services will instruct the data importer to process the personal data transferred only on the data exporter's behalf and in accordance with the applicable data protection law and these clauses;

          (c) that the data importer shall provide sufficient guarantees in respect of the technical and organisational security measures specified in Appendix 2 to this contract;

          (d) that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all


                                       97

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

               other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation;

          (e)  that he will ensure compliance with the security measures;

          (f) that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or a soon as possible after, the transfer that his data could be transmitted to a third country not providing adequate protection;

          (g) that he agrees to forward the notification received from the data importer pursuant to Clause 5(b) to the data protection supervisory authority if he decides to continue the transfer or to lift his suspension;

          (h) to make available to the data subject upon request a copy of the Clauses set out in this Annex, with the exception of Appendix 2 which shall be replaced by a summary description of the security measures.

5.   OBLIGATIONS OF THE DATA IMPORTER

     The data importer agrees and warrants:

          (a) to process the personal data only on behalf of the data exporter and in compliance with his instructions and the clauses; if he cannot provide such compliance for whatever reasons, he agrees to inform promptly the data exporter of his inability to comply, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

          (b) that he has no reason to believe that the legislation applicable to him prevents him from fulfilling the instructions received from the data exporter and his obligations under the contract and that in the event of a change in this legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, he will promptly notify the change to the data exporter as soon as he is aware, in which case the data exporter is entitled to suspend the transfer of data and/or terminate the contract;

          (c) that he has implemented the technical and organisational security measures specified in Appendix 2 before processing the personal data transferred;

          (d)  that he shall promptly notify the data exporter about:

               (i) any legally binding request for disclosure of the personal data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;

               (ii) any accidental or unauthorised access; and

               (iii) any request received directly from the data subjects without responding to that request, unless he has been otherwise authorised to do so;


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

          (e) to deal promptly and properly with all inquiries from the data exporter relating to his processing of the personal data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

          (f) at the request of the data exporter to submit his data processing facilities for audit of the processing activities covered by the clauses which shall be carried out by the data exporter or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by the data exporter, where applicable, in agreement with the supervisory authority;

          (g) to make available to the data subject upon request a copy of the Clauses set out in this Annex, with the exception of Appendix 2 which shall be replaced by a summary description of the security measures in those cases where the data subject is unable to obtain a copy of the data exporter.

6.   LIABILITY

     6.1 The parties agree that a data subject, who has suffered damage as a result of any violation of the provisions referred to in Clause 3 is entitled to receive compensation from the data exporter for the damage suffered.

     6.2  If a data subject is not to bring the action referred to in paragraph
          6.1 arising out of a breach by the data importer of any of his obligations referred to in Clause 3 against the data exporter because the data exporter has disappeared factually or has ceased to exist in law or became insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if he were the data exporter.

     6.3 The parties agree that if one party is held liable for a violation of the clauses committed by the other party, the latter will, to the extent to which it is liable, indemnify the first party for any cost, charge, damages, expenses or loss it has incurred. Indemnification is contingent upon:

          (a) the data exporter promptly notifying the data importer of a claim; and

          (b) the data importer being given the possibility to cooperate with the data exporter in the defence and settlement of the claim.

7.   MEDIATION AND JURISDICTION

     7.1 The data importer agrees that if the data subject invokes against him third-party beneficiary rights and/or claims compensation for damages under the Clauses, the data importer will accept the decision of the data subject:

          (a) to refer the dispute to non-binding mediation, by an independent person or, where applicable, by the supervisory authority;

          (b) to refer the dispute either to the courts in the Member Jurisdiction in which the data exporter is established or the courts in the United Kingdom or the courts of the Member


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

               Jurisdiction in which the data subject is resident or (where not resident within the EU) most closely associated for the purposes of his business with the Data Exporter, but these shall be the only courts to which a data subject may refer a dispute.

     7.2 The parties agree to consider participating in arbitration, mediation, or any other dispute resolution proceedings by agreement with a data subject if (in relation to arbitration only) that party is established in a country which has ratified the New York convention on enforcement of arbitration awards.

8.   COOPERATION WITH SUPERVISORY AUTHORITIES

     8.1 The data exporter agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

     8.2 The parties agree that the supervisory authority has the right to conduct an audit of the data importer which has the same scope and is subject to the same conditions as would apply to an audit of the data exporter under the applicable data protection law.

9.   GOVERNING LAW

     The Clauses shall be governed by the law of one the Member Jurisdiction in which the data exporter is established, namely England & Wales.

10.  VARIATION OF THE CONTRACT

     The parties undertake not to vary or modify the terms of the Clauses.

11.  OBLIGATION AFTER THE TERMINATION OF PERSONAL DATA PROCESSING SERVICES

     11.1 The parties agree that on the termination of the provision of data processing services, the data importer shall, at the choice of the data exporter, return all the personal data transferred and the copies thereof to the data exporter or shall destroy all the personal data and certify to the data exporter that he has done so, unless legislation imposed upon the data importer prevents him from returning or destroying all or part of the personal data transferred. In that case, the data importer warrants that he will guarantee the confidentiality of the personal data transferred and will not actively process the personal data transferred anymore.

     11.2 The data importer warrants that upon request of the data exporter and/or of the supervisory authority, he will submit his data processing facilities for an audit of the measures referred to in paragraph 11.1.

ON BEHALF OF THE DATA EXPORTER:

Name (written out in full): ____________________________________________________
Position: ______________________________________________________________________
Address: _______________________________________________________________________
Other information necessary in order for the contract to be binding (if any):
________________________________________________________________________________


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.


                                        Signature
                                                  ------------------------------

(stamp of organisation)

ON BEHALF OF THE DATA IMPORTER:

Name (written out in full): ____________________________________________________
Position: ______________________________________________________________________
Address: _______________________________________________________________________
Other information necessary in order for the contract to be binding (if any):
________________________________________________________________________________


                                        Signature
                                                  ------------------------------

(stamp of-organisation)


                                       101

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                                   APPENDIX 1

                       TO THE STANDARD CONTRACTUAL CLAUSES

THIS APPENDIX FORMS PART OF THE CLAUSES AND MUST BE COMPLETED AND SIGNED BY THE PARTIES

* The Member Jurisdictions may complete or specify, according to their national procedures, any additional necessary information to be contained in this Appendix.

DATA EXPORTER

The data exporter is (please specify briefly your activities relevant to the transfer):

A global financial services provider ___________________________________________
________________________________________________________________________________
________________________________________________________________________________

DATA IMPORTER

The data importer is (please specify briefly activities relevant to the transfer):

A global information technology services provider ______________________________
________________________________________________________________________________
________________________________________________________________________________

DATA SUBJECTS

The personal data transferred concern the following categories of data subjects (please specify):

The data transferred may involve all categories of data subjects of the Data Exporter including, without limitation.
________________________________________________________________________________

-    Current, past, potential employees, trainees, voluntary workers

-    Current, past, potential employees of associated companies, organisations

-    Current, past, potential employees of other organisations

- Current, past, potential recipients, customers, counter parties or clients for goods or services (direct or indirect)

- Current, past, potential suppliers of goods or services (direct or indirect)

- Current, past, potential contacts at correspondent banks and other associated financial institutions

-    Current, past, potential directors, other senior officers

-    Current, past, potential business or other contacts


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

- Current, past, potential advisors, consultants, professional and other experts

-    Current, past, potential correspondents and enquirers

- Current, past, potential elected representatives, other holders of public office

- Current, past, potential survey respondents, other persons assisting research

-    Current, past, potential claimants, beneficiaries, payees

-    Relatives of all of the above.

CATEGORIES OF DATA

The personal data transferred concern the following categories of data (please specify):

The personal data may fall within any of the categories of data transferred from the Data Exporter to the Data Importer which is derived from the UK and/or Ireland, including without limitation: _________________________________________

CURRENT, PAST & POTENTIAL CLIENTS, COUNTERPARTIES AND SUPPLIERS

-    Agreements, contracts

-    References to manual files and records

-    Personal identifiers

-    Details of accounts and transactions

-    Financial identifiers

-    Identifiers issued by public bodies

-    Personal details

-    Goods, services provided to the Data Subject

-    Goods, services obtained from the Data Subject

-    Other contracts with Data Subject (not being goods or services)

-    Business activities of the Data Subject

-    Creditworthiness

HUMAN RESOURCES INFORMATION

-    Work management details

-    Performance assessment and appraisal information

- Court Orders and records regarding wage garnishment, child support agreements and equivalent


                                       103

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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

-    Training record

-    Security details

-    Pension details

-    Compensation, credit history and taxation details

-    Recruitment details

-    Personal details (including date of birth)

-    Career history

-    Termination details

-    Current marriage or partnership details

-    Academic record

-    Qualifications and skills

-    Membership of professional bodies

-    Professional expertise

-    Membership of committees

-    Current employment status

-    Financial transactions

-    Insurance details

-    Publications

-    Internal compliance information

-    Career management, budget and compensation planning

SPECIAL CATEGORIES OF DATA (IF APPROPRIATE)

The personal data transferred concern the following special categories of data (please specify):

All categories of sensitive data transferred from the Data Exporter to the Data Importer, including without limitation:

Disabilities, infirmities

Political affiliations

Health and sickness


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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Health and safety Ethnicity

Dietary requirements

Criminal convictions and arrests

and such other special categories of data as data subjects may from time to time volunteer to JPMorgan Chase.

PROCESSING OPERATIONS

The personal data transferred will be subject to the following basic processing activities (please specify):

- Incidental access during the provision of information technology services by the data importer

-    Storage or transport of data on equipment used by the data importer

- Provision of business services of an advisory, consulting or intermediary nature in relation to best practice and benchmarking services

DATA EXPORTER                          DATA IMPORTER

Name:
      --------------------------------------------------------------------------


Authorised signature:
                      ----------------------------------------------------------


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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

                                   APPENDIX 2

                       TO THE STANDARD CONTRACTUAL CLAUSES

THIS APPENDIX FORMS PART OF THE CLAUSES AND MUST BE COMPLETED AND SIGNED BY THE PARTIES

Description of the technical and organizational security measures implemented by the data importer in accordance with Clauses 4(d) and 5(c) (or document/legislation attached):

Those measures set out in JP Morgan Chase's security policies in force from time to time.


                                       106
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SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

JPMC Agreement No.: 70575-A1

                                 AMENDMENT NO. 1
                                       TO
                        MASTER SERVICE PROVIDER AGREEMENT
                             DATED DECEMBER 6, 2004

                           (JPMC AGREEMENT NO. 70575)

This Amendment No. 1 ("Amendment") to the Master Service Provider Agreement dated as of DECEMBER 6, 2004 and entered into by JPMorgan Chase Bank and Virtusa Corporation (the "Master Agreement") is made and entered into as of March 30, 2005 ("Amendment Effective Date") by JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as successor in interest to JPMorgan Chase Bank, ("JPMC"), with an office located at 270 Park Avenue, New York, New York 10017-2070 and Virtusa Corporation located at 2000 West park Drive, Westborough, MA 01581 ("US Supplier") and Virtusa India Pvt. Ltd., 3rd Floor, My Home Tycoon, Begumpet, Hyderabad 500-016, India ("Offshore Supplier").

     WHEREAS, JPMC and US Supplier have entered into the Master Agreement, and

     WHEREAS, Offshore Supplier wishes to be a party to the Master Agreement and hereby accepts and agrees to be bound by the terms of the Master Agreement, and

     WHEREAS, JPMC and US Supplier agree that Offshore Supplier will be a party to the Master Agreement, and

     WHEREAS, JPMC and US Supplier now wish to amend the Master Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the promises, terms and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows.

     1. To amend the Master Agreement as of the Amendment Effective Date as follows:

          A. The Introductory paragraph on page 5 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

"This Master Service Provider Agreement ("Master Agreement") dated as of December 6, 2004 is entered into by JPMorgan Chase Bank, National Association, ("JPMC"), with an office located at 270 Park Avenue, New York, New York 10017-2070 and Virtusa Corporation located at 2000 West park Drive, Westborough, MA 01581 ("US Supplier") and Virtusa India Pvt. Ltd., 3rd Floor, My Home Tycoon, Begumpet, Hyderabad 500-016, India ("Offshore Supplier"). US Supplier and Offshore Supplier are hereinafter referred to as "Supplier".

          B. Section 12.1(a) is deleted in its entirety and replaced with the following:

"US Supplier is a corporation, validly existing and in good standing under the laws of Delaware. Offshore Supplier is a corporation, validly existing and in good standing under the laws of India."

     2. Except as expressly amended herein, the Master Agreement remains in full force and effect.

     3. Terms not defined herein shall be as defined in the Master Agreement.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

JPMC Agreement No.: 70575-A1

     4. By executing this Amendment, the parties hereto ratify and confirm the terms of the Master Agreement, as modified by the terms of this Amendment.

     5. This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     6. If there shall be any conflict in the terms and conditions of the Master Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control and be binding.

     7. All references in the Master Agreement in and/or to "this Agreement" and words of a like nature shall be deemed to refer to the Master Agreement, as amended and supplemented by this Amendment.

     IN WITNESS WHEREOF, JPMC and Supplier have caused duly authorized representatives of their respective companies to execute this Amendment as of the Amendment Effective Date.

JPMORGAN CHASE BANK,                    VIRTUSA CORPORATION
NATIONAL ASSOCIATION


By: /s/ Joseph Martinez                 By: /s/ Thomas Holler
    ---------------------------------       ------------------------------------
Printed Name: Joseph Martinez           Printed Name: Thomas Holler
Title: S.V.P.                           Title: CFO


VIRTUSA INDIA PVT. LTD.


By: /s/ Santanu Paul
    ---------------------------------
Printed Name: Santanu Paul
Title: General Manager


                                   Page 2 of 2